AMENDMENT No.2 TO

                       SCHEDULE 14C INFORMATION STATEMENT

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))


                             YTB INTERNATIONAL, INC.

                    (formerly REZCONNECT TECHNOLOGIES, INC.)

                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

                             YTB INTERNATIONAL, INC.

                    (formerly REZconnect Technologies, Inc. )

                                    NOTICE OF

                      2005 SPECIAL MEETING OF SHAREHOLDERS


                                 May ____ , 2005



To the Shareholders:


Notice is hereby given that the 2005 Special Meeting of Shareholders of YTB International, Inc., a Delaware corporation (formerly REZconnect Technologies, Inc., a New York corporation) (the "Company"), will be held at the offices of the Company, 560 Sylvan Avenue--Suite 300, Englewood Clifs, New Jersey 07632 (201-567-8500), on June [____], 2005 [a date at least 20 days after the notice is to be forwarded] at 10:00 a.m. for the following purposes:


1. Ratification of a Merger between the Company and Yourtravelbiz.com, Inc, including issuance of common shares and preferred shares to Yourtravelbiz.com, Inc. stockholders as more fully described in this Information Statement;
2. Ratification of the Company's Reincorporation in Delaware, including a concurrent increase in authorized common shares to 50MM (from 20MM) and effecting a name change of the Company to YTB International, Inc.;
3. Approval of the Company's 2004 Stock Option and Restricted Stock Plan (the "2004 Plan"); 4. Approval of the material terms of an Equity Compensation Plan; and 5. To transact any and all other business that may properly come before the Meeting.

On behalf of the Board of Directors and Management of the Company, I am giving notice that the holders of a more than 52.9% of the issued and outstanding shares of common stock have approved Proposal 1 and more than 73.9% of such shares have approved the foregoing Proposals 2, 3 and 4. Pursuant to the provisions of New York law and the Company's certificate of incorporation, the foregoing proposals required the affirmative vote of a majority of the Company's outstanding shares of common stock which votes have been received.


Since the proposals have each already been adopted by the action of the holders of at least a majority (not less than 52.9%) of the issued and outstanding shares of common stock entitled to vote thereon, your vote is not required and this information is being provided as a matter of record. Nonetheless, all shareholders of record at the close of business on March 31, 2005 are entitled to notice of this special meeting.



             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                       By order of the Board of Directors,


                    MICHAEL Y. BRENT, Chief Executive Officer
                             DEREK BRENT, Secretary

                                 May ____, 2005


                              INFORMATION STATEMENT


                                Table of Contents
                                                                                         PAGE

INTRODUCTION....................................................................        ______

PROPOSAL 1:  RATIFICATION  OF MERGER BETWEEN THE COMPANY AND  YOURTRAVELBIZ.COM,
INC,  INCLUDING  ISSUANCE OF COMMON AND PREFERRED  SHARES TO  YOURTRAVELBIZ.COM,
INC. STOCKHOLDERS AS MORE FULLY DESCRIBED IN THIS INFORMATION STATEMENT                 ______

PROPOSAL 2:  REINCORPORATE  IN  DELAWARE,  INCLUDING  AN INCREASE IN  AUTHORIZED
COMMON  SHARES TO 50MM (FROM  20MM) AND  CHANGE  THE NAME OF THE  COMPANY TO YTB
INTERNATIONAL, INC.                                                                     ______



PROPOSAL 3 :  INCREASE IN AUTHORIZED COMMON SHARES FROM  20MM TO 50MM

PROPOSAL 4: APPROVAL OF THE  COMPANY'S  2004 STOCK OPTION AND  RESTRICTED  STOCK
PLAN (THE "2004 PLAN")                                                                  ______


                              -------


PROPOSAL 5. APPROVAL OF THE MATERIAL TERMS OF AN EQUITY COMPENSATION PLAN               ______


SUPPLEMENTAL  INFORMATION
Voting Securities; Beneficial Ownership of the Company's Common Stock Certain Relationships and Related Party Transactions
Committees of the Board of Directors
Summary Executive Compensation
Options/SAR Grants in Last Fiscal Year
Aggregate Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table Pension Arrangements
Directors' Compensation and Consulting Arrangements
Employment Agreement with our Chief Executive Officer
Report of the Board of Directors Regarding Audit Issues
Audit Fees
Financial Information Systems Design
and Implementation Fees
All Other Fees
Section 16(a) Beneficial Ownership Reporting

OTHER MATTERS

Form 10K-SB/A
No Other Business

Proposals for 2005 Annual Meeting

EXHIBITS

A. QUESTIONS AND ANSWERS

B. MERGER AND STOCK EXCHANGE AGREEMENT

C. NEW YORK CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

D. DELAWARE CERTIFICATE OF INCORPORATION

E. DELAWARE CERTIFICATE OF OWNERSHIP AND MERGER

F. AMENDED DELAWARE CERTIFICATE OF INCORPORATION


G. 2004 ANNUAL REPORT ON FORM 10-K/A


H. LETTER OF TRANSMITTAL AND CERTIFICATE EXCHANGE INSTRUCTIONS

I. 2004 STOCK OPTION PLAN

                                                                 Introduction


This Information Statement, dated May ____, 2004, is furnished in connection with the May ____, 2005 Special Meeting of Shareholders of YTBI International, Inc., formerly REZconnnect Technologies, Inc. (the "Company"), to be held at the offices of the Company, 560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632 (###-##-####) on June ___, 2005 at 10:00 a.m., and any adjournments thereof (the "Special Meeting"), for the purposes set forth in the notice of such meeting.


             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.


This Information Statement was mailed to shareholders on or about May ____, 2005.



The complete mailing address of the Company's principal executive office is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630 (201-567-8500).


Only shareholders of record at the close of business on March 31, 2004 are entitled to participate in the Special Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:




              CLASS                               SHARES OUTSTANDING                          VOTING
        -----------------                 -------------------------------------       ---------------------
          Common Shares                                23,044,752                           23,044,752

  Series B Convertible Preferred Shares                 4,092,376                                0

Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Special Meeting. Since Michael Brent, Derek Brent and Harold Kestenbaum (the "Brent Group") as well as the shareholders of Yourtravelbiz.com, Inc. (the "Tomer Group"), which in the aggregate represents more than 52.9% as to Proposal 1 and 73.9% of the outstanding common as to Proposals 2, 3 and 4 will vote in favor of the matters to be considered at the Special Meeting, Proposals 1, 2, 3 and 4 will be approved.

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Special Meeting.


The Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2004 (the "Annual Report"), including the Company's audited consolidated financial statements for the year ended December 31, 2004 (including comparative financials statements for the period ended December 31,2003 and a pro forma income statement for the period December 8 , 2004, the date of the New York Merger described below, to December 31, 2004), is being mailed to the Company's shareholders with this Information Statement. Shareholders are encouraged to read the Annual Report with special care since the information contained therein, including the merger and acquisition details, is integral to this Information Statement and is hereby incorporated by reference. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.


At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting which will be presented for consideration at such Annual Meeting.

THE COMPANY IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT, AND NO VOTE OR OTHER ACTION BY THE COMPANY'S STOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.


More specifically, this Information Statement is being furnished to the holders of record on March 31, 2005, of the outstanding shares of common stock, $.001 par value, of the Company. Registrant has effected a restructuring and associated merger between with YourTravelBiz.com, Inc., a private direct sales travel business incorporated in Illinois ("YTB"), the closing for which New York Merger occurred December 8, 2004, the Company becoming the surviving entity.


Effective January 4, 2004, as required under their associated merger agreement executed September 17, 2004 and amended November 19, 2004, the merged REZconnect Technologies, Inc., a New York corporation, reincorporated in Delaware, changed its name to YTB Inter-national, Inc. and increased its authorized common shares to 50,000,000, the preferred remaining at 5,000,000 authorized (the "Reincorporation'). As of the January 4, 2005 date of Reincorporation, the Company operated through three (3) Delaware subsidiaries: YourTravelBiz.com, Inc.; YTB Travel Network, Inc.; and REZconnect Technologies, Inc. In addition, effective at Reincorporation, certain assets of YTB Travel and Cruises, Inc. were transferred to YTB Travel Network, Inc. and assets of the Company involved in the conduct of its travel booking business were transferred by the Company to the YTB Travel Network, Inc. subsidiary, which entity is now wholly- owned by the Company. The Company's new stock symbol [otcbb] is YTBL.

Questions and Answers relating to this restructuring is attached as Exhibit A and shareholders are encouraged to review this overview of the more salient elements and issues.

 This Information Statement is being provided solely for informational purposes and is NOT being provided in connection with a vote of the Company's stockholders.



PROPOSAL 1: RATIFICATION OF THE MERGER OF YTB AND THE COMPANY, INCLUDING ISSUANCE OF COMMON AND PREFERRED SHARES TO YTB STOCKHOLDERS

The Merger Agreement and associated Shareholder Agreement provide that the Company's three current directors would remain in office as of the closing of the New York Merger (the "Closing Date") and YTB would designate three new directors (the "YTB Designees"). The YTB Designees took office effective upon the consummation of the New York Merger. (That occurred December 8, 2004 after, as securities standards require, a Schedule 14-F Change of Control Information Statement had been filed with the Securities and Exchange Commission and forwarded to Company shareholders of record at least 10 days in advance). For more detail about such change of control, biographical information and the prospective addition of three independent directors to the Company's Board, see "Existing Board of Directors; Board Members and YTB Designees" below.


This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14c-1 promulgated thereunder. The information contained in this Information Statement concerning YTB and the YTB Designees has been furnished to the Company by YTB or the YTB Designees..


Change in Control


On September 17, 2004, the Company entered into a Stock Exchange and Merger Agreement (the "Merger Agreement") which, as Amended November 19, 2004, provided that the Company, on the Closing Date, would effect the New York Merger with YTB as outlined above. Upon consummation of these transactions, the YTB shareholders (including the Tomer Group) owned, and continue to own on a fully diluted basis, 1 share more than fifty percent (50%) of the common stock of the combined company, to be known as YTB International, Inc. ("YTBI"). Specifically, YTB shareholders were issued in the New York Merger 7,430,000 Company Common Shares--as well as 4,092,376 Series B Convertible Preferred, convertible into common shares of the merged Company.) The issuance of the Merger Stock pursuant to Section 4(2) of the Securities Act of 1933 was to YTB's shareholders, all of whom are knowledgable about the Company, have been associated with the Company for more than two years and were provided all information--and opportunity to ask questions--appropriate to make an informed investment decision. The description addressing the transaction has been supplemented to reflect the basis for the respective '33 Act exemptions associated.


For details of the name change and associated reincorporation of the Company in Delaware January 4, 2005, see Proposal 2 following and Exhibit A "Questions and Answers".)

The consummation of the Merger was contingent upon several factors including, but not limited to, (i) the completion of due diligence investigations by YTB and the Company of each other's business and operations and (ii) receipt of audited financial statements of YTB, to the sole satisfaction of the party conducting the investigation. Such conditions were satisfied and the New York Merger closed, and was effective, on its December 8, 2004 Closing Date.


Existing Board of Directors; Board Members and YTB Designees
------------------------------------------------------------


Directors are elected at the annual meeting of stockholders receiving a majority of the votes cast when a quorum exists. A quorum (under both New York law, applicable prior to Reincorporation, and Delaware law, applicable post-Reincorporation), requires that voting shares constituting a majority of those outstanding be represented at the noticed meeting..


Each director holds office until his successor is appointed or he resigns, unless sooner removed.

During the fiscal year ended December 31, 2004, the Board of Directors held four regular quarterly meetings. For biographies of the existing Members of the Company's Board of Directors as well as the YTB Designees, see below.

The Merger Agreement and associated Shareholder Agreement provide that, on the Closing Date, the Company would cause a special meeting of the Board of directors to be held, at which meeting the size of the Board of Directors would be set at 6 members and cause the three YTB Designees to be appointed to the Company's Board of Directors. That closing and selection occurred December 8, 2004. See also the agreement to select three independent members to the Board as described in more detail below.

YTB selected Lloyd Tomer, Scott Tomer and Kim Sorensen as the YTB Designees, and that each of them has consented to serve as a director of the Company upon appointment. YTB has advised the Company that, except for Lloyd Tomer (who owns 79,700 shares) and Kim Sorensen (who owns 23,799 shares), to its knowledge, neither the YTB Designees nor any of their affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such person been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC") other than with respect to the transactions between YTB and the Company that have been described herein and/or described in the more detailed
Merger Agreement. In addition, YTB has advised the Company that, prior to consummation of the merger, none of the YTB Designees were a director of, nor did any of them hold any position with, the Company, nor did any of them have a familial relationship with any director or executive officer of the Company.


Notwithstanding the forgoing, the Shareholder Agreement provides that, at a mutually agreed future date, the Company and YTB (the Tomer Group) respectively shall name one new director (each of whom will be independent as defined under pertinent securities standards), and a third independent director will jointly be chosen by the other two independent directors. Given the period time it is expected to take to complete the selection process, including agreement on the third independent director agreed to by the other two, and given that the Company is not currently subject to the Sarbanes Oxley Act requiring at least an Audit Committee be comprised of a majority of independent directors, the Company and YTB have elected to defer such search until at least after consummation of the Merger.

In fact, the Company and the Tomer Group have deferred the selection of the three independent directors until the Company has obtained directors' and officers' (D & O) insurance. That decision was made to facilitate the selection of directors, many candidates for which require D & O insurance to be in place before they will come onto the board of a publicly held company. Such insurance coverage is extepct to be in place shortly at which time the Company will commence the search for the three independent directors outlined above. At the time of selection, and at least 10 days before taking office, the Company will mail to stockholders of record and file with the SEC a second Change of Control
Schedule 14-F Information Statement regarding the new directors as is required by Section 14(f) of the Exchange Act.


Below are biographies of the current Members of the Board of Directors (Messrs Brent, Brent and Kestenbaum) and then the biographies of YTB Designees (Messrs. Tomer, Tomer and Sorensen):

Mr. Michael Y. Brent, Chief Executive Office and a Director, graduated from the University of Miami in June 1965 with a Bachelor of Arts in administration and accounting. From July 1965 through 1974, he was Director of Convention Sales for his family hotel business. From 1974 through 1981, Mr. Brent owned and operated his own travel company. In 1982, he helped start Travel Network, Ltd. (one of the Company's predecessors) and served as Vice President until June 1989 when he became its Chief Operating Office and a part owner. In 1994, Mr. Brent became Chairman, President and Chief Executive Officer of the Company.

Mr. Derek J. Brent, a Director as well as Secretary and Vice President/Sales, the son of Michael Y. Brent, graduated from the University of Maryland in June 1993 with a Bachelor of Business Administration and Accounting, majoring in accounting. Derek Brent has passed all necessary CPA examinations. He joined the Company's predecessor in May 1993 as sales consultant andd, in 1996, he became Director of Sales.

Mr. Harold Kestenbaum, Director, graduated from the University of Richmond School of Law in 1975, and is the Company's franchise and general counsel. Mr. Kestenbaum is engaged primarily in the independent practice of law, specializing in franchise and distribution law, representing franchisors only, both start-up and established, from his Garden City, New York offices. He is, among other professional roles, a founding member of the new York State Bar Association's Franchising, Distribution and Licensing Law Section.

J. Lloyd Tomer, Chairman of the Board of Directors, is a seasoned veteran of direct sales and marketing. After spending thirteen years in the ministry, he joined the A.L. Williams company (now known as Primerica Financial Services) in January 1981. He achieved the level of Senior National Sales Director in 1985 and maintained that position through 2001. While at A. L. Williams he built a successful sales organization numbering in the thousands, whose combined life insurance sales was measured in the billions, with assets under management of $750 million. He sold his A. L. Williams business in January 2002 to devote his marketing expertise to YourTravelBiz.com. He attended Anderson College in Anderson, Indiana.

Scott Tomer, a Director and President, worked with his father, Lloyd Tomer, at Primerica Financial Services from 1981- 1993. Scott earned the level of National Sales Director at Williams and had the responsibility of field support and training for their sales force, where he trained over 2,000 sales personnel. He left the Williams organization to become a Certified Financial Planner, which he continued while specializing in real estate investing prior to co- founding YourTravelBiz.com in 2001.

J. Kim Sorensen, a Director, brings to REZconnect Technologies, Inc. an extensive and successful business history. He has owned several businesses, and managed a multi-million dollar mixed real estate complex across from the Illinois state capital in Springfield. He was also a professional bowler and bowling proprietor from 1975 - 1980. He joined AL Williams in 1981 and earned the Sr. Vice President position in 1985. In 1990 Kim partnered with Lloyd Tomer to provide technical and management support for his growing sales organization through 2001. He is a co-founder of YourTravelBiz.com, and his expertise in computer technology has led to the development and management of many of the systems at YourTravlBiz.com.

The following table sets forth the name, age and position of each of the persons appointed to the combined Company's Board of Directors and each of the persons expected to be appointed as an Executive Officer of the Company following completion of the Merger described herein:


     Name               Age                         Principal Position
-----------------       ---               ------------------------------------
Lloyd Tomer              70               Chairman of the Board of Directors
Michael Y. Brent*        62               Director and Chief Executive Officer
Scott Tomer              46               Director and President
Derek Brent*             33               Director and Secretary
Kim Sorensen*            54               Director
Harold Kestenbaum        55               Director
--------------

o The existing Members of the Company's Board of Directors have served since November 1989 (Michael Brent); December 1991 (Mr. Kestenbaum); and April 1995 (Derek Brent).

Under the laws of the New York (in which the Company was previously currently incorporated and the New York Merger was effected), approval of the New York Merger required the affirmative approval of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and, to the extent of their pre-New York Merger ownership in the Company, the Tomer Group will vote in favor, this New York merger ratification Proposal 1 will be approved.

 THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NEW YORK MERGER AND THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF ITS IMPLEMENTATION. NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.

PROPOSAL 2: RATIFICATION OF REINCORPORATION IN DELAWARE CONCURRENTLY CHANGING THE COMPANY'S NAME TO YTB INTER-NATIONAL, INC.
--------------------------------------------------------------------------------


The Board of Directors and a 73.9% majority of the issued and outstanding shares of common have previously approved the reincorporation of the Company as a Delaware corporation through the merger by the Company into YTB International, Inc., a newly created Delaware corporation (the "Reincorporation"). The Board of Directors effected the Reincorporation of the Company in Delaware because, in its opinion, the best interests of the Company will be served. The change of domicile will not involve any change in the business, properties or management of the Company.

As a result of the Reincorporation, without any action on the part of the holder thereof, each outstanding share of common stock, par value $.001 per share, of the Company ("Common Stock") wasconverted into one (1) share of common stock, par value $.001 per share, of the reincorporated Company ("Delaware Common Stock"); each option or warrant to purchase shares of common stock of the Company was converted into an option or warrant to purchase one (1) share of common stock, par value $.001 per share, of the Company at an exercise price equal to its present exercise price; and each share of Series B Convertible Preferred Stock was converted into a share of preferred stock in the Company with substantially equivalent rights, privileges and preferences to those they now possess. (The conversion to common stock to shares of YTB International, Inc. occurred on January 9, 2005.)


There are certain differences between New York law and Delaware law relating to the ability of the directors of the Company to grant options to employees, officers and directors without shareholder approval, the procedure and requisite vote for taking corporate action without a meeting and for approving certain corporate changes, mergers and asset sales, and procedural and substantive differences related to indemnification of officers and directors more fully discussed below under "Comparison of Delaware and New York Law." There may be unanticipated effects of the Reincorporation in addition to those described in this Information Statement.


Concurrent with the Reincorporation, the number of authorized common shares was increased from 20,000,000 to 50,000,000. Proposal 3 addresses separately such increase in common.


Shareholders are reminded that Questions and Answers relating to this Reincorporation are attached as Exhibit A. Shareholders are also encouraged to review this overview of the more salient elements and issues of the Reincorporation.

Reasons for Change in the State of Incorporation . The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility, simplicity and certainty in corporate governance than is available under New York law and will increase the marketability of the Company's securities. Several factors support that judgment, not the least of which is that the Company was originally incorporated in New York because the laws of that State were then deemed to be well adapted for the conduct of the Company's business. The corporation law of Delaware affords a flexible and modern basis for corporate action, including the ability to grant options to its directors, officers and employees. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. Because more than 50,000 corporations are incorporated in Delaware, including a substantial number of the corporations whose securities are publicly traded, a large body of case law has developed, decided by a judiciary of corporate specialists, interpreting Delaware law in the corporate field. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and New York."

Exchange of Certificates. Upon consummation of the Reincorporation January 4, 2005, each share of Common Stock of the Company automatically was converted into one share of Delaware Common Stock. No additional action on the part of the Company or any shareholder is required. Shareholders are requested to exchange their certificates representing shares of Common Stock held prior to the Reincorporation for new certificates representing shares of Delaware Common Stock. The necessary materials and instructions to effect such exchange are attached. In the event any certificate representing shares of the Company's Common Stock is not presented for exchange upon request by the Company, any dividends that may be declared after the Reincorporation will continue to be paid. Nonetheless, the Board of Directors strongly recommends that shareholders promptly submit their certificates for exchange to avoid any delays should they wish to effect transfers. Because this is a one for one exchange, no certificates for fractional shares of YTBI Common Stock will be issued. (See "Existing Board of Directors; Board Members and YTB Designees" above.)

The Reincorporation will result in (i) the Company being governed by Delaware law, which may grant officers and directors greater protection from personal liability than New York law and provides anti-takeover protections that may not be available under New York law and (ii) the officers and directors of the Company as constituted immediately prior to the Reincorporation becoming officers and directors of the restructured Company and, similarly, the persons who are currently directors of the Company becoming the Board of Directors of the restructured Company (the "New Board of Directors"). (See "Existing Board of Directors; Board Members and YTB Designees" above.)

Principal Features of  Reincorporation in Delaware

The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Merger Agreement between the Company and YTBI, a copy of which is attached hereto as Exhibit B and the Certificate of Incorporation of YTBI (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit D. Copies of the Articles of Incorporation and the By-Laws of the Company (the "New York Articles" and the "New York By-Laws," respectively) as well as the By-Laws of YTBI (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request. Exhibit F is the Amended

Certificate of Incorporation for the Company. See also Exhibit G, the Company's Annual Report for the period ended December 31, 2003, the Annual report for the period ended December 31, 2004 following shortly.

In addition, the Company was authorized in the Reincorporation to issue 20,000,000 common share shares and 5,000,000 preferred shares. It had issued 18,952,375 common shares, after issuing in the New York Merger an additional 7,430,000 Company Common Shares--as well as 4,092,376 Series B Convertible Preferred (the "Merger Preferred Shares"). Accordingly, both the authorized common and preferred was basically exhausted. Accordingly, when the Rein-corporation was effected January 4, 2005, the Board of Directors and the Brent group and Tomer Group approved an increase in the Company's authorized common shares to 50MM (from 20MM) while keeping the same 5,000,000 authorized preferred. The Reincorporation did not affect the provisions of the Certificate of Incorporation relating to the Company's Series B Convertible Preferred Stock, including the ability to establish rights, preferences and priorities. The full text of the Certificate of Incorporation relating to the Preferred Stock is attached hereto as Exhibit D.

At Reincorporation, the Company became governed by the Delaware Certificate, the Delaware By-Laws and the Delaware General Corporation Law (the "Del-GCL") which include a number of provisions that are not present in, the New York Articles, the New York By-Laws or the New York Business Corporation Law (the "NY-BCL"). Accordingly, as described below, a number of significant changes in shareholders' rights are effected in connection with the Reincorp-oration, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Del-GCL that would limit the liability of the Company's directors for breach of fiduciary duties. Specifically, the Delaware Certificate provides directors and officers with modern limited liability and indemnification rights authorized by the Del-GCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of the Company. Accordingly, implementation of these provisions has been included as part of the Reincorporation, the Board of Directors' believing that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. For these reasons, the Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Reincorporation on January 4, 2005, the daily business operations of the Company continued to be conducted, as previously, at the Company's principal executive offices at 560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632. The authorized capital stock of the Company now consists of 50,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will continue to be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock, including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Board of Directors consists of those persons presently serving on the Board of Directors of the Company. The individuals who will serve as executive officers of YTBI are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Existing Board of Directors; Board Members and YTB Designees" above.)

How  to Exchange REZT Certificates for YTBI Certificates

Attached as Exhibit H is a form letter of transmittal with instructions for effecting the surrender of your certificate(s) which represent issued and outstanding shares of REZconnect Technologies, Inc.'s Common Stock ("REZT Certificates"), in exchange for certificates representing the reincorporated YTBI Common Stock ("YTBI Certificates"). Upon surrender of a REZT Certificate for cancellation to a YTBI Certificate, together with a duly executed letter of transmittal, the holder of such REZT Certificate will be entitled to receive, as soon as practicable, in exchange therefor, a YTBI Certificate representing that number of shares of YTBI into which the shares of theretofore represented by the REZT Certificate so surrendered will have been converted, and the REZT Certificate so surrendered will forthwith be canceled.

Capitalization

The authorized capital of the Company, prior to the Reincorporation , consisted of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The authorized capital of the Company post-Reincorporation consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. On the date of Reincorporation, the Company had outstanding approximately 23,100,000 shares of Common Stock and 4,092,392 shares of Preferred Stock and are being converted into the underlying Common Stock. Accordingly, since conversion of the Preferred Stock on January 9, 2005, the New Board of Directors had available approximately 22,200,000 shares of Common Stock and 5,000,000 shares of Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation does not affect total stockholder equity or total capitalization of the Company.

The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

It should be recognized that the issuance of additional authorized Common Stock (or Preferred Stock, the terms and conditions of which--including voting and conversion rights-- may be set at the discretion of the New Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of the Company's Common Stock or Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes in the Company's Charter and By-Laws to be Implemented by the Reincorporation


The following table sets for the principal differences between New York and Delaware law, the latter now being the applicable corporate authority. The more detailed textual description follows.



The following table sets for the principal differences between New York and Delaware law, the latter now being the applicable corporate authority. A more detailed textual descrip-tion follows.

                        Comparison of Shareholder Rights
                        --------------------------------
------------------------------------- ----------------------------------- -----------------------------------
               Issue                               Delaware                            New York
               -----                               --------                            --------
------------------------------------- ----------------------------------- -----------------------------------
      Limitation of Liability          Limits or eliminating liability          No similar provisions
                                         of directors to company and
                                       shareholders for breach of their
                                               fiduciary duties
------------------------------------- ----------------------------------- -----------------------------------
          Indemnification              Broad rights of indemnification        Similar provisions, albeit
                                       to directors, officers and other             details differ
                                               corporate agents
------------------------------------- ----------------------------------- -----------------------------------
          Defenses Against            Although not a motivation for the         No similar provisions
          Hostile Takeover             Reincorporation, broad authority
                                        to minimize susceptibility to
                                        sudden acquisitions of control
                                       not negotiated with and approved
                                          by the Board of Directors
------------------------------------- ----------------------------------- -----------------------------------
             Dividends                 May pay dividends out of surplus   May not pay dividends if not able
                                        or net profits for current or     to pay debts as became due or out
                                            preceding fiscal year          of total assets less than total
                                                                          liabilities (plus any preferences
                                                                                 due, if dissolution)
------------------------------------- ----------------------------------- -----------------------------------
  Interested Director Transactions       Contracts or transactions in           No similar provisions
                                        which one or more of directors
                                       have an interest are not void or
                                         voidable if approved in good
                                          faith by shareholders or a
                                       majority of disinterested Board
                                             of Directors members
------------------------------------- ----------------------------------- -----------------------------------


                                       14

------------------------------------- ----------------------------------- -----------------------------------
  Special Meetings of Shareholders     May only be called by the Board      May be called by the Board of
                                         of Directors or a committee        Directors or by holders of at
                                         specifically delegated that          least 10% of voting shares
                                                  authority
------------------------------------- ----------------------------------- -----------------------------------
          Sequestration of             Shares of persons of any person           No similar provision
               Shares                    in a Delaware corporation or
                                       "sequestered" for debts or other
                                                   demands
------------------------------------- ----------------------------------- -----------------------------------
Timing of Actions Against Directors     Shareholders have six years in      Similar provisions but action
                                       which to bring an action against     must be taken within two years
                                      directors for payment of unlawful
                                                  dividends
------------------------------------- ----------------------------------- -----------------------------------
     Tender Offers and Business         When "interested stockholders"       Any acquisition by a person,
            Combinations                and "business combination" as     directly or indirectly, of 20% or
                                       defined are involved, the effect    more ("Control Shares") of a New
                                       of the provisions is to prevent        York must be approved by a
                                         any attempted takeover of a      majority of each class outstanding
                                             Delaware corporation
------------------------------------- ----------------------------------- -----------------------------------



Change of Corporate Name: The Reincorporation effected a change in the Company's name to "YTB International, Inc." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's business emphasis.

Limitation of Liability: The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties. The New York Articles contain no similar provision. The Board of Directors believes that such provision will better enable the Company to attract and retain as directors responsible individuals with the experience and background required to direct the Company's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

At the same time, directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Del-GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under New York law.

The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist the Company in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation implements this limitation on liability of the directors of the Company, inasmuch as the Delaware Certificate provides that, to the fullest extent that the Del-GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, the Company's directors will not be liable for monetary damages for acts or omissions occurring on or after the January 4, 2005 effective date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate does not limit or eliminate any liability of directors for acts or omissions occurring prior to the Reincorporation. As provided under Delaware law, the Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to the Company; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Del-GCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate does not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

The Company has not received notice of any lawsuit or other proceeding to which the Delaware Certificate might apply. In addition, the Delaware Certificate is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which the Delaware Certificate might apply. The Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit the Company and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that the Delaware Certificate is in the best interests of the Company and its stockholders, since it should enhance the Company's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

The Delaware Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions could result in increased expense to the Company. It believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

Indemnification: As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above also amended the provisions of the Del-GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NY-BCL also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such pro-ceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date, the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

The broad scope of indemnification now available under Delaware law will permit the Company to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance the Company's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of the Company with regard to the best interests of the Company and its stockholders.

The Delaware Certificate is quite different from the New York Articles and require indemnification of the Company's directors and officers to the fullest extent permitted under applicable law as from time to time in effect, with respect to expenses, liability or loss (including, without limitation, fees for attorneys, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of the Company. The right to indem-nification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Del-GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay the Company if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve the Company. Under the Del-GCL, although it has no present intention to do so, the Company may, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from the Company may bring suit against it to recover any and all amounts entitled to such person provided that such person has filed a written claim with the Company which has failed to pay such claim within thirty days of receipt thereof. In addition, the Delaware Certificate authorizes the Company to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

The  Delaware  Certificate  provides  for  payment  of  all  expenses  incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware Certificate also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

Under Delaware law, as with New York law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, the Company will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the New York Articles or expressly provided for under New York or Delaware law.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that the Company may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of the Company may personally benefit from the Company's indemnification provisions, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.




Defenses Against Hostile Takeovers

Introduction: While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Company's Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Company's Certificate of Incorporation and By Laws. A copy of the Certificate of Incorporation is included as an exhibit to this Information Statement which should be reviewed for more detailed information and the By Laws are available upon request.

In general, the anti-takeover provisions in Delaware law and the Company's Certificate of Incorporation are designed to minimize its susceptibility to sudden acquisitions of control which have not been negotiated with and approved by the Company's Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of the Company or a tender offer for all of its capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of the Company in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of the Company in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of the Company or tender offers for all or part of the Company's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.


Notwithstanding this authority under Delaware law, the Delaware Bylaws do not adopt any anti-takeover provisions discussed below. In fact, the Company is not aware of any plans to propose any transaction and/or takeover defense involving the directors of the Company which could not be approved by the Board of Directors under new York law that could not be approved by the Expanded Board of

Directors under Delaware law. Similarly, neither management nor the directors intend to propose, or is considering, other anti-takeover measures in future shareholder meetings and any associated proxy solicitations. Accordingly, neither the directors or, if different, management has any intent to adopt proposals that could make the accomplishment of a given transaction more difficult than it would have been under New York law, whether or not favorable to the interest of shareholders.

The governance proposals were largely considered "housekeeping," in effect a judgment to effect while these other organic changes were being adopted. Current and prior counsel had urged the Company to change the domicile as better achieving a profile appropriate for the anticipated move to exchange trading and greater corporate visibility. In fact, this has been considered an objective to pursue in due course. The governance proposals being adopted at this time categorically were NOT the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of it by means of a merger, tender offer, solicitation in opposition to management or otherwise.


Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the Company's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock: The Company's Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of serial preferred stock. Shares of the Company's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 50,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of the Company's stockholders. If the Company's Board of Directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.




Certain Significant Differences Between the Corporation Laws of New York and Delaware


Although it is impractical to compare all of the differences between the corporation laws of New York and Delaware, the following (in addition to the above description) is a summary of certain significant differences between the provisions of New York law applicable to the Company and those of Delaware law which will be applicable to the Company.

Dividends: A New York corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; and (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, the Company does not anticipate paying dividends in the foreseeable future.

Right to Inspect Books and Records: Under New York law, any shareholder, upon written demand at least five business days before the date on which the shareholder wishes to inspect and copy, made "in good faith and for a proper purpose, " may examine the corporation's books and records, including minutes of meetings, accounting records and the record of shareholders that are directly connected with the shareholder's purpose." Under Delaware law, any stock-holder of a corporation, regardless of his percentage of ownership, has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose" for such inspection.


Interested Director Transactions: Under both New York and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, New York and Delaware law are the same in this area. Under New York law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of the Company, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under New York law but could be approved by the Expanded [Delete New]Board of Directors under Delaware law.


Special Meetings of Shareholders: Under New York law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws. Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the by-laws. The Company's Certificate of Incorporation, unlike the Company's By-Laws, provides that a special meeting of stockholders may be called only by the board of directors or by a committee of the board of directors which has been duly delegated such authority by the board of directors and by no other person.

Sequestration of Shares: Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. New York law has no comparable provision.

Certain Actions: Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under New York law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. New York law requires that any action be commenced within two (2) years after the date of the distribution. New York law and Delaware law require that the plaintiff held stock at the time when the transaction complained of occurred. Under New York law a successful shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law, recovery of fees and expenses by a successful shareholder is governed by case law.

Tender Offer and Business Combination Statutes: New York law regulates tender offers and business combinations involving New York corporations as well as certain corporations incorporated outside New York that conduct business in New York. The New York law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.


New York law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors; (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors; or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder"; (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced
(excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."


Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or
(c) the corporation opts out of the statutory protection.

Federal Income Tax Consequences of the Reincorporation


 Company has been advised by its counsel, Carl N. Duncan, Esq., Bethesda, Maryland, who consent to this reference in this Statement, that, for federal income tax purposes, no gain or loss will be recognized by the Company or its shareholders of the Company who receive its Common Stock for their REZT Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of the Company's Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of REZT Common Stock converted into such shares of the Company's Common Stock. A shareholder who holds Company Common Stock will include in his holding period the period held in REZT Common Stock.


BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUAL'S CAPITAL GAIN OR LOSS SITUATION, STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                 THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED
              THE REINCORPORATION AND NAME CHANGE AND A MAJORITY OF
              SHAREHOLDERS HAS VOTED IN FAVOR OF PROPOSAL. NO PROXY
       IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT
                              TO SEND US YOUR PROXY

PROPOSAL 3 :  INCREASE IN AUTHORIZED COMMON SHARES FROM  20MM TO 50MM  [Bold]

         The Company's presently authorized capital consists of 20,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share (none of which preferred shares are currently outstanding). The Board of Directors and a majority of the shareholders, as outlined above, has authorized Reincorporation in Delaware, the name change to YTB International, Inc. and this increase in authorized Common Stock from 20,000,000 to 50,000,000 shares.

       Management believes that the change to Delaware domicile coupled with the combination of YTB may result in the Company being approached by many acquisition candidates in the highly fragmented travel industry. The additional shares will give the Board of Directors the flexibility to take advantage of such additional opportunities as they might arise without the requirement to obtain shareholder approval. Shareholder approval of a proposed transaction might result in delays that could cause the Company to lose the opportunity that is presented. However, the Company has no present plans for or contemplated transactions which would require the issuance of any of the additional shares authorized hereby.

         The additional Common Stock could also be issued publicly or privately in connection with future financings or acquisitions. Nonetheless, the Company is not seeking an underwriter and has no plans to underwrite a public offering of Common Stock.

         The Board of Directors believes that prudent business planning required the Company authorize the additional 30,000,000 shares of Common Stock at this time. The directors are not aware of any current proposals by any party to acquire control of the Company and does not presently contemplate recom-mending the adoption of further amendments to the Company's Certificate of Incorporation which would affect the ability of third parties to take over or change control of the Company.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE INCREASE IN
          AUTHORIZED COMMON SHARES FROM 20MM TO 50MM AND A MAJORITY OF
             SHAREHOLDERS HAS VOTED IN FAVOR OF PROPOSAL. NO PROXY
       IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT
                             TO SEND US YOUR PROXY.


PROPOSAL 4: APPROVAL OF 2004 STOCK OPTION PLAN

In July 1999 and again in August 2001, the Board of Directors approved a stock option plan for its employees and directors (the "Original Plan"). Under the Original Plan, annually, employees, officers and directors of the Company as well as its consultants could be issued stock grants as part of their compensation for their services to the Corporation. Given the significant passage of time since the Original Plan was adopted and the significant structural changes of the Company that have been effected, the Board of Directors approved on December 8,2004 a replacement Stock Option and Restricted Stock (the "2004 Plan").


The terms of the New Plan are essentially the same as the terms of the Original Plan. Eligible participants in the New Plan are also the Company's employees, officers and directors as well as its consultants (the "Eligible Participants"). The 2004 Plan will be administered by the Compensation Committee of the Board of Directors. The 2004 Plan authorizes and entitles the Company to issue to Eligible Participants options to purchase up to 5,000,000 common stock of the Company. The New Plan became effective as of December 8, 2004 and will continue in effect, unless otherwise terminated by the Board, until no further grants may be granted and all awards granted under the Plan are no longer outstanding (but in no case longer than 10 years from the Plan's adoption).

A copy of the New Plan is attached as Appendix I.

Under the laws of the Delaware (in which the Company is now incorporated), approval of the 2004 Stock Option Plan requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and the Tomer Group voted in favor, this 2004 Stock Option Plan ratification Proposal 3 will be approved

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 2004 STOCK OPTION
       PLAN AND A MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF PROPOSAL.
          NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE
                      REQUESTED NOT TO SEND US YOUR PROXY.



PROPOSAL 5:    APPROVAL OF MATERIAL TERMS OF EQUITY-BASED COMPENSATION  PLAN.


On January 1, 2005, the Board of Directors approved a new performance-based compensation plan for its senior executives, namely J. Lloyd Tomer (its Chairman), Michael Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and J. Scott Tomer (its Treasurer), collectively the "Participating Executives." Effective as of January 1, 2005, the Equity-Based Plan is a performance-based annual incentive plan and is an elaboration of a process contemplated with the respective Participating Executive under their individual employment agreements. Since not yet drafted, the approvals here sought relate to the material terms that will be incorporated into the Equity-Based Plan. Such plan is intended to promote the growth and prosperity of the Company by providing the eligible participants with an additional incentive to contribute to the Company's success and to assist the Company in attracting and retaining the best available personnel for positions of substantial responsibility within the Company.

Under the Equity-Based Plan, in order to provide performance-based incentive compensation, each Participating Executive is paid a cash base salary and, in addition, a Bonus Amount as defined. Specifically, the Company has agreed to pay the Participating Executive a minimum cash bonus in respect of each fiscal year during the Participating Executive's employment hereunder (the "Bonus") equal to the Applicable Percentage (as defined below) of the Net Pre-Tax Income (as defined below) of the Corporation. The Applicable Percentage equals (a) 2.0% if the Net Pre-Tax Income of the Company is at least $500,000, but less than $1,500,000; (b) 2.25% if the Net Pre-Tax Income of the Company is at least $1,500,000 but less than $ 3,000,000; and (c) 2.5% if the Net Pre-Tax Income of the Company is at least $ 3,000,000.

For purposes of the Equity-Based Plan, the Net Pre-Tax Income of the Company is the amount determined by the Board of Directors, after consultation with the independent accountants of the Company, to be the Net Pre-Tax Income of the Corporation with respect to a given fiscal year. Such Bonus must be, among other considerations, determined based on the financial statements of the Corporation, and in a manner consistent with generally accepted accounting principles, including the exclusion of the effect of any elimination of inter-company transfers applied with respect to any entity which is not a subsidiary of the Corporation. Under the Equity-based Plan, the process outlined, including associated determinations and calculations, with respect to any fiscal year, must be made within 15 days after the Company has filed its Annual Report on Form 10-K for each year with the Securities and Exchange Commission.

Within 45 days after the end of the Company's fiscal year, based on the Company's preliminary results for such fiscal year, the Company is required to pay the Participating Executive an amount equal to 60% of the estimated minimum cash Bonus based on such preliminary results. The balance of the definitive Bonus so determined, if any, will be payable to the Participating Executive in a single lump sum no later than thirty days after the final determination has been made. All matters pertaining to the Bonus will be administered and determined by the Board of Directors (or a subcommittee thereof appointed for such purpose) in its reasonable discretion consistent with the terms of the Equity-Based Plan.


Under the laws of the Delaware (in which the Company is now incorporated), approval of the adoption of the material terms to an equity compensation plan requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and the Tomer Group voted in favor, this equity compensation plan adoption Proposal 5 will be approved.


..

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE MATERIAL TERMS ON AN EQUITY-BASED COMPENSATION PLAN AND THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF SUCH MATERIAL TERMS. NO
      PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED
                           NOT TO SEND US YOUR PROXY.



                            SUPPLEMENTAL DISCLOSURES

Voting Securities; Beneficial Ownership of the Company's Common Stock

The Company's common stock is the only class of equity securities that is currently outstanding and entitled to vote at a meeting of the Company's stockholders. Each share of common stock entitles the holder thereof to one (1) vote. As of December 31, 2004, 18,522,375 shares of the Company's common stock were outstanding, including 7,430,000 common shares and 4,092,376 Series B Convertible Preferred Stock issued at closing in the New York Merger and convertible into 4,092,376 shares of the Company's common stock which latter Preferred Stock was being converted in the Company's underlying Common Stock.

The following table sets forth information at December 31, 2004, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each Named Officer and (iv) all existing executive officer and directors of the Company as a group.


                                         Common Stock               Percent
  Director/Shareholder               Beneficially Owned (3)         of Class
-------------------------------   ---------------------------     ------------

Michael Y. Brent (1)              5,103,032 + 200,000 options          22.2
Derek Brent  (1)                  1,120,234 + 100,000 options           4.9
Harold Kestenbaum (1)                20,454 + 20,000                    0.2
J. Lloyd Tomer                    6,121,838 + 100,000 options          26.5
J. Scott Tomer                    2,160,446 + 100,000 options           9.8
J. Kim Sorensen                   2,160,446 + 100,000 options______     9.8
Directors and Officers
 as a group (6 persons)          16,686,440 + 100,000 options         73.4%

----------
(1) The address of each of these individuals is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(3) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person)and which are exercisable within 60 days have been exercised.

Certain Relationships and Related-Party Transactions

Because of certain statutory and case law relating to broad discretion granted management of a company, typically directors and officers of a corporation are indemnified by and have limited monetary liability to its shareholders. Failure of management to satisfy its fiduciary responsibility to shareholders could subject management to certain claims. The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for shares.

While we may enter into transactions with affiliates in the future, we intend to continue to enter into such transactions only at prices and on terms no less favorable to us than transactions with independent third parties. See for example, the descriptions in "Summary Executive Compensation" and "Employment Agreement with Our Chief Executive Officer." In that context, we will require any director or officer who has a pecuniary interest in a matter being considered to recuse themselves from any negotiations. In any event, any debt instruments in the future are expected generally to prohibit us from entering into any such affiliate transaction on other than arm's-length terms. In addition, a majority of the Board is, and must continue to be, neither an officer nor may such person have a pecuniary interest, other than as a shareholder or director, in any transactions with us. In turn, commencing immediately, a majority of the independent Board of Directors members, defined as having no pecuniary interest in he transaction under consideration, will be required to approve all matters involving interested parties. It is expected that additional independent director(s) will be added to the Board. Moreover, an independent stock transfer agent has been appointed to assure proper issuance of stock to shareholders.

At the current time, we have no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although we have a very large amount of authorized but unissued common stock which may be issued without further shareholder approval or notice, we intend to reserve such stock for certain offerings contemplated for continued expansion, acquisitions and properly approved employee compensation at such time as such plan is adopted.

Committees of the Board of Directors

The Company will in the future  establish an Audit  Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act that will be comprised of a majority of "independent" directors as defined under pertinent securities rules. The Company and YTB have, under the Shareholder Agreement described above, agreed that, at a mutually determined future date, respectively shall name one new director (each of whom will be independent as defined under pertinent securities standards), and a third independent director will jointly be chosen by the other two independent directors. Given the period time it is expected to take to complete the associated due diligence and selection process, including agreement on the third independent director agreed to be the other two, and given that the Company is not currently subject to the Sarbanes Oxley Act requiring at least an Audit Committee be comprised of a majority of independent directors, the Company and YTB have elected to defer such search until at least after consummation of the Merger.

Once put in place. the Audit Committee, among other things, will determine engagement of the independent certified public accountants and review the scope and effect of the audit engagement. Because the Company will constitute a "controlled company" as defined under the Sarbanes-Oxley Act, the Company is exempt from being required to create a Compensation Committee or other committee(s) comprised of a majority of independent directors.

Summary Executive Compensation

The following table summarizes the total compensation paid or to be paid by the Company and its subsidiaries for services rendered during 2002, 2003 and 2004 to the six most highly compensated executive officers and contract managers of the Company or its subsidiaries (collectively, the "Specified Executives"). All employees are paid a salary commensurate with their responsibility and position. Certain officers and contract managers are paid a bonus (see chart below) based on our net income and such employee's contribution thereto. The following table sets forth certain information regarding compensation for the fiscal year ended December 31, 2004, and the two prior years, earned by or paid to our current Chief Executive Officer, other executive officers and directors (collectively the "Directors and Officers") and Ori Klein, an independent contractor managers:


                             Fiscal       Salary/        Bonus/      Stock
Directors and Officers        Year    Consulting Fee   Commission  Options(1)(2)
----------------------       ------   --------------   ----------  -------------
  Michael Y. Brent(2)(3)      2004       $236,000            N/A     200,000
                              2003        221,000            N/A     200,000
                              2002        152,000         54,000     200,000
  Derek J. Brent (2)          2004        120,000            N/A     100,000
                              2003         46,000          5,000     100,000
                              2002         43,000          3,000     100,000
  Harold L. Kestenbaum(4)     2004          9,000            N/A      20,000
                              2003          9,000            N/A      20,000
                              2002         15,000            N/A      20,000

(1) Messrs. M. Brent, Kestenbaum and D. Brent, our current Directors, are not paid separately for such services, whether because the individual is an employee (in the case of Messrs. M. Brent and D. Brent) or Mr. Kestenbaum (whose monthly retainer, described in (3) below, includes Board participation). Directors' out-of-pocket expenses are reimbursed upon presentation of appropriate documentation.

(2) Under our Employee Stock Option Plan, 300,000 shares of common stock have been reserved for issuance and approximately 500,000 options have been granted to date to employees. Under such Plan, each employee is annually granted a minimum of 500 shares to a maximum of 10,000 shares (based upon tenure, position and job performance). Each option is exercisable over a 3-year period. So long as the employee continues in such capacity with us, options vest 1/3 annually on the anniversary of their original grant. The plan is administered by our Board of Directors acting as a Compensation Committee.

(3) See "Agreement with our Chief Executive Officer" with regard to Michael Y. Brent's long-term compensation agreement with us.

(4) In the case of our franchise counsel, Mr. Kestenbaum is paid an annual retainer, payable in monthly installments, and does not participate in a bonus or commission arrangement.


Option/SAR Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to the officers named in the Summary Compensation Table during the fiscal year ended December 31, 2004 (but not exercise):


                                         Individual Grants (1)
                                         ---------------------
                         Number of          % of Total
                        Securities        Options Granted      Exercise
                        Underlying          Employees in         Price         Expiration
 Name                Options Granted        Fiscal Year        per Share          Date
--------            ------------------   ------------------  -------------   --------------
Michael Y. Brent          200,000                40%             $1.00            2006
Derek Brent               100,000                20%             $1.00            2006

(1)      These options are exercisable for seven years.

Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

The following information concerns the exercise of each stock option and/or free standing SAR during the last fiscal year by each of the named executive officers and the aggregate fiscal year-end value of unexercised options and SARs.


                                                  Number of
                                             Securities Underlying          Value of Unexercised
                                             Unexercised Options at         In-The-Money Options
                                                Fiscal Year End              at Fiscal Year End
Name             Exercise    Realized      Exercisable/Unexercisable      Exercisable/Unexercisable
---------        --------   ----------   ------------------------------   -------------------------

Michael Brent         -           -                -  / 200,000                  $  -  /  -

Pension Arrangements

The Company does not have a pension plan. It does have a Profit Sharing Plan, but no funding was made in 2003 and, to date, in 2004.

Directors' Compensation and Consulting Agreements

The directors of the Company are not compensated for their services as such. For
information   with  respect  to  compensation   paid  by  the  Company  and  its
subsidiaries, see the "Summary Executive Compensation Table" above.

Employment Agreement with Our  Senior Officer

The Company has entered into long-term employment agreements with J. Lloyd Tomer (its Chairman), Michael Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and J. Scott Tomer (its Treasurer), collectively the "Senior Executives." Such agreements commence as of January 1, 2005 and expire December 31, 2009 and subject each Senior Executive to confidentiality, non-raid and non-compete provisions. Each Senior Executive will be paid, so long as they continue to be employed by the Company, will be paid, directly or indirectly, a combination of (i) a base salary and (ii) options and/or warrants, determined by the Board acting as a Compensation Committee, based on the Company's financial performance. Each Senior Executive will continue to be subject to his confidentiality covenant and, for 3 years, his non-compete covenants. The estate of each Senior Executive also receives a death benefit in the amount of one year's salary.

Our counsel has advised us that we have a fiduciary responsibility for the safekeeping and use of all company assets. Management is accountable to each shareholder and required to exercise good faith and integrity with respect to our affairs. (For example, management cannot commingle our property of any other person, including that of any current or future member of management.) The SEC has stated that, to the extent any exculpatory or indemnification provision includes indemnification for liabilities arising under the Securities Act of 1933, it is the opinion of the SEC that this indemnification is contrary to public policy and, therefore, unenforceable. shareholders who believe that our management may have violated applicable law regarding fiduciary duties should consult with their own counsel as to their evaluation of the status of the law at that time.

According to federal and state statutes, shareholders in a corporation have the right to bring class action suites in federal court to enforce their rights under federal securities laws. shareholders who have management where the losses result from a violation of SEC rules. It should be noted, however, that it would be difficult to establish a basis for liability that we have not met these SEC standards. This is due to the broad discretion given the directors and officers of a corporation to act in our best interest.

See "Summary Executive Compensation" and "Certain Relationships and Related Transactions with Directors and Executive Officers."

Report of the Board of Directors Regarding Audit Issues

Dischino_& Associates has been selected as the Company's independent public accountants and auditors for 2004, commencing in March 2004. The Board of Directors has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2004. The Board of Directors has also discussed with Dischino & Associates the matters described in the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board of Directors has received and reviewed the written disclosures and the letter from Dischino & Associates described in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Dischino & Associates their independence. Based on the reviews and discussions described herein, the Board of Directors will included the audited consolidated financial statements referred to above in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission (as was done in conjunction with the Company's Annual report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission).

Audit Fees

The aggregate fees billed in 2004 for professional services rendered for the audit of (1) our annual financial statements for the year ending December 31, 2003 and (2) the reviews of our financial statements included in all Forms 10-Q for 2004, were $17,500.

Financial Information Systems Design and Implementation Fees

The Company made no payments to Dischino & Asssociates in 2003 or 2004 for professional services relating to financial information systems design and implementation.

All Other Fees

The aggregate fees billed in 2004 for services rendered by Dischino & Associates, other than the services described in this Information Statement under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, were approximately $17,500. These fees relate primarily to tax consulting services. The Board of Directors considers the provision of these services to be compatible with maintaining the independence of Dischino & Associates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that officers and directors, and persons who beneficially own more than 10 percent of a registered class of equity securities of the Company, file certain reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or representations obtained from certain reporting persons, we believe that all filings applicable to the officers, directors and greater than 10 percent beneficial stockholders of the Company are current.


                                  OTHER MATTERS

Form 10-KSB/A

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 filed by the Company with the SEC, is being provided to you with this Information Statement. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 AND/OR 2004 MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE SECRETARY OF THE COMPANY, 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630, TELEPHONE: (201) 567-8500.

No Other Business Known

The Company does not know of any other business that will be presented for consideration at the Special Meeting. However, if any other business should come before the Special Meeting, management of the Company will have discretion to act in accordance with its best judgment.

Proposals for 2005 Annual Meeting

Any shareholder wishing to submit a proposal for inclusion in the Information Statement for the Company's Annual Meeting in 2005 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to Derek Brent, Secretary, YTB International, Inc., 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630. The Company must receive a proposal by May 15, 2005 in order to consider it for inclusion in the Information Statement with respect to the 2005 annual meeting.
In addition, the Company's By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to Michael Y. Brent at the above address.


                                    EXHIBITS
A. QUESTIONS AND ANSWERS
B. AMENDED MERGER AND STOCK EXCHANGE AGREEMENT
C. NEW YORK CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORP-ORATION
D. DELAWARE CERTIFICATE OF INCORPORATION
E. DELAWARE CERTIFICATE OF OWNERSHIP AND MERGER
F. AMENDED DELAWARE CERTIFICATE OF INCORPATION
G. ANNUAL REPORT ON FORM 10-K
H. LETTER OF TRANSMITTAL
I. 2004 STOCK OPTION PLAN

                                                                      EXHIBIT A

                              QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about March ___, 2004. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation and associated restructuring in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.


Q: Why does the Company, following its New York Merger, want to change its state of incorporation from New York to Delaware?
A: The Company and the Board of Directors believe that reincorporation in Delaware would be in the best interests of the Company and its shareholders for a number of reasons, including the following:

     1. Reincorporation in Delaware will permit the Company to enjoy an added measure of predictability from the comprehensive, modern and flexible law of the pre-eminent state in the field of corporate governance;
     2 Reincorporation will permit the Company to update its organizational documents to reflect intervening changes in the law relating to how corporations can be governed; and
     3. Reincorporation in Delaware will better permit the Company to attract and retain high-quality, independent outside directors, many of whom may well have served as directors of Delaware corporations and may prefer uniformity in the law applied to how corporations are to be governed, including their obligations as directors.

Q: Why is the Company changing its corporate name to YTB International, Inc.?
A: With the amalgamation of the YTB representative marketing network more actively pursuing the franchise travel business, its booking business and its technology-based business through its three respective operating subsidiaries, your management believes the new name better represents the Company's future activities and reflects its greater growth potential.


Q: Why isn't the Company seeking proxies with regard to this Special Meeting of stockholders to ratify the merger, restructuring and reincorporation?
A: The Board of Directors has already approved and effected the restructuring and reincorporation plan, having received more than 72.9% approval from the Brent and Tomer Groups. Under the New York Business Corporation Law ("New York Law") as revised in 1998, our Articles of Incorporation and pertinent securities law standards, this transaction may be approved by a majority of the shares entitled to vote, in this case the outcome being a foregone conclusion and this Information Statement being provided as a matter of record.

Q:   What were the principal features of the reincorporation?
A: The Reincorporation was accomplished by a merger of REZconnect Technologies, Inc. ("REZT"), the Mew York Mere corporation, with and into our wholly-owned Delaware subsidiary, YTB International, Inc. The shares of REZconnect Technologies, Inc., trading as REZT, ceased to trade on the over-the-counter bulletin board market January 6, 2005 and, on that date, the shares of the Company began trading in their place as YTBL under a new CUSIP number. Any options and warrants to purchase common stock of the Company will also be exchanged for similar securities issued by the Company without adjustment as to the number of shares issuable or the total exercise price.

Q:  How does the Reincorporation affect my ownership of  the Company?
A: Not at all. You own the same amount of shares and the same class of the Company, whether or not you exchange the share certificate(s) you currently hold.

Q: How does the Reincorporation affect the owners, officers, directors and employees of the Company?
A: Our officers, directors and employees became the officers, directors and employees of the Company after the January 4, 2005 effective date of the Reincorporation.


Q: How does the Reincorporation affect the business of the Company?
A: The Company is continuing its business at the same locations and with the same, in fact the combined, assets following the New York Merger of YTB and the former REZT and, in turn, the New York Merged REZT ceased to exist on the effective date of the Reincorporation, January 4, 2005 specifically.

Q: How do I exchange certificates of REZT for certificates of the restructured Company?
A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, the Company will issue a new certificate representing the number of the Company's whole shares as soon as practical after the effective date of the reincorporation.

Q: What happens if I do not surrender my certificates of the Company?
A: YOU ARE NOT REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF THE COMPANY TO RECEIVE SHARES OF THE COMPANY. All shares of the Company outstanding after the effective date of the Reincorporation continue to be valid. Until you receive exchange shares of the Company, you are entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of the Company.

Q: What if I have lost my Company certificates?

A: If you have lost your certificates in the Company, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for con-version. Our transfer agent may be reached at:

     American Stock Transfer Company
     59 Maiden Lane
     New York, New York 10038
     Telephone: (800)  937-5449
     Facsimile:   (718) 849-1352

Q: Can I require the Company  to purchase my stock?
A: No. Under the New York Business Corporation Law, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.


Q: Who paid the costs of  Reincorporation?
A: The Company paid all of the costs of Reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. The Company will pay the costs of the shareholders' exchange of their certificates for new certificates.

Q: Will I have to pay taxes on the new certificates?
A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of restructured Company that you had in REZT common stock. OF COURSE, EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

                                                                      EXHIBIT B


                       MERGER AND STOCK EXCHANGE AGREEMENT

                                                                 EXECUTION COPY

                               AMENDED MERGER AND
                            STOCK EXCHANGE AGREEMENT


         This AMENDED MERGER AND STOCK EXCHANGE AGREEMENT (this "Merger Agreement," hereafter the "Agreement") dated as of November 19, 2004 between REZCONNECT TECHNOLOGIES, INC., a New York corporation ("Buyer"), YOURTRAVELBLZ.COM, INC., an Illinois corporation (the "Company"), and all of the holders of the common stock of the Company identified on Exhibit A hereto (the "Stockholders").


                              W I T N E S S E T H:

         WHEREAS, the Stockholders own all of the issued and outstanding capital stock of the Company; and

         WHEREAS, the Stockholders desire to convey to Buyer and Buyer desires to receive from the Stockholders, upon the terms and subject to the conditions contained herein, all of such stock in a transaction intended to comply with
Section 368(a)(1)(B) of the Internal Revenue Code; and

         WHEREAS, the Board of Directors of Buyer has approved this Agreement and the transactions contemplated hereby.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, the parties hereto, upon the terms and subject to the conditions contained herein, hereby agree as follows:


                                    ARTICLE I
                          EXCHANGE OF THE COMMON STOCK

         Section 1.1. Exchange of the Common Stock. Upon the terms and subject to the conditions contained herein, the Stockholders shall convey, set over, deliver, assign and transfer (or cause to be exchanged, conveyed, set over, delivered, assigned and transferred) to Buyer and Buyer shall acquire from the Stockholders, at the Closing (as defined in Section 3.1), a total of 12,800,000 shares of the Company's common stock, no par value per share ("Common Stock"), which represents one hundred percent (100%) of all the outstanding Common Stock of the Company. The number of shares of Common Stock to be conveyed to Buyer by each Stockholder is set forth in Exhibit A hereto.

         Section 1.2. No Obligation to Exchange in Event of Default. The obligations of the Stockholders under Section 1.1 hereof shall be several and not joint. If one or more of the Stockholders shall default on his or her obligation to convey, either at or before the Closing, any or all of the Common Stock he or she has hereby agreed to convey, Buyer shall not be obligated to consummate the acquisition of any of the Common Stock from the remaining

                                                                  EXECUTION COPY

Stockholders, but if any one or more of the Stockholders shall so default, Buyer shall have the option to consummate the acquisition of the Common Stock from the remaining Stockholders.


                                   ARTICLE II
                             EXCHANGE CONSIDERATION

         Section 2.1. Exchange Consideration. In full consideration for the common stock to be conveyed, set over, delivered, assigned and transferred to Buyer pursuant to Section 1.1 hereof, and upon the terms and subject to the conditions contained herein, Buyer shall, in exchange for one hundred percent (100%) of the outstanding Common Stock, issue and deliver to the Stockholders for the following consideration: (i) 7,430,000 shares of Buyer's no par value common stock ("Buyer's Common Stock"), and (ii) 4,092,376 shares of Buyer's Series B Convertible Preferred Stock ("Preferred Stock"); all as set forth in more detail in Exhibit C (all consideration collectively referred to herein as the "Exchange Consideration"), such exchange will be at the time and in the manner provided for in Section 2.2 hereof. The pro rata portion of the Exchange Consideration that each Stockholder is entitled to receive is set forth in Exhibit A hereto.

         Section 2.2. Payment of Exchange Consideration. At the Closing, each of the Stockholders shall, upon the surrender to Buyer or an exchange agent selected by Buyer of the certificates for his or her Common Stock, receive certificates representing a pro rata portion of shares of Buyer's Common Stock and Preferred Stock.


                                   ARTICLE III
                                     CLOSING

         Section 3.1. Time and Place of Closing. The closing ("Closing") means the time at which the Stockholders consummate the exchange of the Common Stock owned by them to Buyer by delivery of the stock certificates referred to in
Section  3.2(a)  hereof and by  delivery of the other  documents  referred to in
Section 3.2 hereof, against delivery by Buyer of the Exchange Consideration and the documents referred to in Section 3.3 hereof, after the satisfaction (or a duly executed waiver thereof) of the conditions set forth in Articles VII, VIII and IX hereof. The Closing shall take place at the offices of Reed Smith LLP, One Riverfront Plaza, Newark, New Jersey 07102, at 10:00 a.m., New Jersey time, on December 2, 2004 or any other date mutually agreed upon in writing by the parties hereto.

         Section 3.2. The Stockholders' and the Company's Particular Closing Deliveries. At the Closing, in addition to any other documents specifically required to be delivered pursuant to this Agreement, the Stockholders or the Company, as the case may be, shall deliver to Buyer, in form and substance reasonably satisfactory to Buyer and its counsel:

         (a) certificates representing all the shares of Common Stock registered in the name of each Stockholder, fully endorsed by each Stockholder for transfer;

         (b) the certificate of the Company required by Section 8.8 hereof;

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         (c) all consents required by Section 8.6 hereof; and

         Section 3.3. Buyer's Particular Closing Deliveries. At the Closing, in addition to any other documents specifically required to be delivered pursuant to this Agreement, Buyer shall deliver to or for the Stockholders, in form and substance satisfactory to the Stockholders and the Company's counsel:

         (a) the shares of Buyer's Common Stock set forth in Section 2.2 hereof;

         (b) the shares of Buyer's Preferred Stock set forth in Section 2.2 hereof;

         (c) the certificate required by Section 9.3 hereof;

         (d) certified copies of resolutions of the Board of Directors of Buyer approving this Agreement and the transactions contemplated hereby; and

         (e) the opinion of counsel for Buyer, Carl N. Duncan, Esq., dated the date of the Closing, as required by Section 9.4 hereof.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company represents and warrants to Buyer that:

         Section 4.1. Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, with an authorized capital consisting solely of 20,000,000 shares of Common Stock, no par value per share, of which 12,800,000 shares of Common Stock are issued and outstanding; all of such 12,800,000 issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable; and there are no other equity securities of any class of the Company authorized, issued, reserved for issuance or outstanding. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of Common
Stock. The Stockholders are the record owners of all of the issued and outstanding shares of Common Stock as set forth on Exhibit A hereto. Except for 800,000 shares of common stock of the Buyer, the Company does not own, directly or indirectly, any outstanding capital stock or securities convertible into capital stock of any other corporation or any participating interest in any partnership, joint venture or other business enterprise.

         Section 4.2. Power and Authority; Authority for Agreement. The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it has been and is now conducted and to enter into this Agreement and to perform the obligations to be performed by it hereunder and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the


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nature of its business  activities  require such  qualification.  This Agreement constitutes the valid binding obligation of the Company.

         Section 4.3. Articles of Incorporation and By-Laws of the Company. The copies of the Articles of Incorporation of the Company, certified by the Secretary of State of Illinois, and the By-Laws of the Company, certified by its Secretary, heretofore delivered by or on behalf of the Stockholders to Buyer, are true, complete and correct.

         Section 4.4 Subsidiaries. The Company, as currently constituted, has no subsidiaries.

         Section 4.5. No Violation to Result. Assuming fulfillment prior to the Closing of the conditions set forth Section 9.7 hereof, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

         (a) are not in violation or breach of, do not conflict with or constitute a default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents or by-laws of the Company or any note, debt instrument, security agreement or mortgage, or any other material contract or agreement to which the Company is a party or by which the Company or any of its properties or assets are bound;

         (b) will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict, default or acceleration;

         (c) will not result in violation under any law, judgment, decree, order, rule, regulation or other legal requirement of any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to the Company; and

         (d) will not result in the creation or imposition of any lien, possibility of lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the properties or assets of the Company.

         Section 4.6. No Existing Defaults. Except as set forth in Exhibit 4.6 hereto, the Company is not in default:

         (a) under any of the terms of any material note, debt instrument, security agreement or mortgage or under any other commitment, contract, agreement, license, lease or other instrument, whether written or oral, to which it is a party or by which it or any of its properties or assets is bound;

         (b) under any law, judgment, decree, order, rule regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to it or to any of this properties or assets, which default would have a material adverse effect on the Company; or

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         (c) in the  payment  of any of its  material  monetary  obligations  or debts. There exists no condition or event which, after notice or lapse of time or both, would constitute a material default in connection with any of the foregoing.

         Section 4.7. Financial Statements. The audited financial statements of the Company as of the comparative two year period ended December 31, 2002 and 2003 and the unaudited financial statements of the Company as of the end of and for the six month period ended June 30, 2004 (the "Financial Statements"), will, when delivered to Buyer after the date hereof, be complete and correct in all material respects, fairly present the financial position of the Company and the results of its operations as of the respective dates and for the periods indicated thereon and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except that they are subject to year-end adjustments. The Company does not have any material liability or obligation, fixed, contingent, known, unknown or otherwise, not reflected in the balance sheet to be included in the Financial Statements, except for liabilities or obligations incurred between July 1, 2004 and the date of this Agreement in the ordinary and usual course of business consistent with the representations and warranties set forth herein and that would not have been in conflict with Section 7.3. hereof if they had been incurred between the date hereof and the Closing.

         Section 4.8. No Adverse Changes. As of the date of this Agreement, except as disclosed in Exhibit 4.8 hereto and except as otherwise permitted herein:

         (a) the Company has not sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or public enemy, flood, volcanic eruption, accident, other calamity or other similar or dissimilar event (whether or not covered by insurance) adversely affecting the business, properties, financial condition or operations of the Company;

         (b) there have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, liabilities or obligations (fixed, contingent, known, unknown or otherwise) of the Company which in the aggregate would have a material adverse affect on the business, properties, financial condition or operations of the Company; and

         (c) the Directors and Officers of the Company have taken all necessary action to cause the Company to perform all of the acts specified in Sections 7.3(a) and (c) hereof and have refrained from performing any of the acts specified in Sections 7.3(b), (d) and (e) hereof.

         Solely for purposes of this Section 4.8, economic conditions prevailing generally in the United States of America shall not be deemed to be a "material adverse affect."

         Section 4.9. Full Disclosure; Absence of Material Changes. Since June 30, 2004, there has not been any material adverse change in the financial condition, results of operations or business of the Company taken as a whole. More specifically, the information furnished to Buyer by the Company or by any


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of its directors,  officers,  employees,  agents or accountants pursuant to this
Agreement (whether furnished prior to, at, or subsequent to the date hereof), the information contained in the Exhibits referred to in this Agreement, and the other information furnished to Buyer by the Company or by any of its directors, officers, employees, agents or accountants at any time prior to the Closing (pursuant to the request of Buyer or otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

         Section 4.10. Taxes. The Company has prepared (or caused to be prepared) and timely and properly filed (or caused to be timely and properly filed) with the appropriate federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) all tax returns, information returns and other reports required to be filed including without limitation all tax returns and reports with respect to federal, state, local and foreign income taxes, estimated taxes, excise taxes, sales taxes, use taxes, fuel taxes, gross receipts taxes, franchise taxes, employment and payroll taxes and import duties, whether or not measured in whole or in part by net income ("Taxes"). Such tax returns and reports are materially complete and correct as filed. The Company has paid or accrued (or caused to be so paid or accrued) in full all Taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The Company has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any Taxes. The Company is not a party to any pending action or proceeding nor to the best knowledge of its officers and directors is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. There are no liens for federal, state, local or foreign Taxes, and no claim for assessment or collection of Taxes has been asserted against the Company. To the directors', officers', Stockholders' and the Company's best knowledge, there are no tax audits currently in progress or incomplete.

         Section 4.11. Title to Assets. The Company has good and marketable title to all of its material properties and assets, free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for the matters set forth on Exhibit 4.11. At the Closing, the Company will have good and marketable title to such material properties and assets, free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for those shown in the Company's Financial Statements.

         Section 4.12. Machinery and Equipment. The Company owns or has adequate rights to all machinery and equipment currently used by the Company in the conduct of its business and, to the best knowledge of the Company, all such machinery and equipment is in good operating condition and free from any material defect, ordinary wear and tear excepted.

         Section 4.13. Litigation. Except as set forth in Exhibit 4.13 hereto, there is no litigation, suit, proceeding, action or claim, at law or in equity, pending or to the best knowledge of the Company threatened against or affecting the Company or involving any of its property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claim(s), actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. Except as set forth in such Exhibit 4.13 hereto, the Company is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

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         Section  4.14.  Compliance  with  Laws.  To the best  knowledge  of the
Company, the Company has complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by governmental authority applicable to it, its properties or the operation of its business, except where failure of comply will not have a material adverse effect on the business, properties or financial condition of the Company as otherwise disclosed in Exhibit 4.14 hereto. Without limiting the generality of the foregoing, to the best knowledge of the Company, the Company is in material compliance with:

         (a) all material and applicable laws relating to the protection of human health and safety, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, and all material and applicable regulations and standards issued thereunder by the Secretary of Labor or the Occupational Safety and Health Administrator or other governmental agency or authority acting at any time thereunder;

         (b) all material and applicable laws relating to protection of the environment, including, without limitation, the Resource Conservation and Recovery Act ("RCRA") and the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA")

         (c) all material and applicable laws administered by the Food and Drug Administration; and

         (d) all material and applicable laws relating to equal employment opportunity.

         The Company has not received any notice or citation for noncompliance with any of the foregoing and, to the best knowledge of the Company, there exists no condition, situation or circumstance, nor has there existed such a condition, situation or circumstance which, after notice or lapse of time, or both, would constitute noncompliance with regard to any of the foregoing.

         Section 4.15. Environmental Matters. The Company has not stored and is not storing any hazardous wastes, as defined by RCRA, for 90 days or more. Except as set forth in Exhibit 4.15:

         (a) the Company has not generated, stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substance for itself or for any other person or entity, nor has any other person or entity stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substances for the Company;

         (b) to the best knowledge of the Company, there are no locations where any waste material or hazardous substances from the operation of the Company has been stored, treated, recycled or disposed of;

         (c) the Company has not been required by any governmental authority to make any expenditure to achieve or maintain compliance with any environmental standard; and

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         (d) the Company has no knowledge of any information indicating that any person, including any employee, may have impaired health or that the environment may have been damaged as the result of the operation of the business of either the Company or as the result of the release of
         Contaminants   from  the  Premises.   For  these  purposes,   the  term
         "Contaminants" includes any pollutant, waste materials, petroleum and petroleum products and hazardous substances, as defined by CERCLA.

         Section 4.16. Licenses, Permits and Approvals. Exhibit 4.16 hereto constitutes a true and complete list of all material licenses, permits, approvals, qualifications or the like, issued to the Company by any government or any governmental unit, agency, body or instrumentality, whether federal, state, provincial, municipal or local (within the U.S. or otherwise), and all such items are in full force and effect. No registration with, approval by, consent or clearance from or prenotification to any governmental agency is required in connection with the execution and performance of this Agreement by the Stockholders except as set forth on Exhibit 4.16.

         Section 4.17. True Copies. All documents furnished, or caused to be furnished to Buyer by the Company, are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

         Section 4.18.  Pre-Signing Conduct of Business.  Except as disclosed in
Exhibit 4.18 hereto and as contemplated by this Agreement, since June 30, 2004 the Company has operated only in the ordinary course of business except that the Company is in the process of locating a suitable space to relocate its offices. Solely for purposes of this Section 4.18, any aspect of the Company's operations that would have been in conflict with Section 7.3 hereof if it had occurred between the date hereof and the Closing shall be deemed by way of non-exclusive illustration not to be in the ordinary course of business.

         Section 4.19. Survival of Representations and Warranties of the Company and the Stockholders. The representations and warranties of the Company and the Stockholders made in Articles IV and V of this Agreement are correct, true and complete as of the date hereof and will be correct, true and complete as at the Closing with the same force and effect as though such representations and warranties had been made at the Closing, and shall not survive the Closing.

         Section 4.20.     Intellectual Property.

         (a) The Company (which, as presently constituted, has no subsidiaries) owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are used in the business of Company as currently conducted, except for any such failures to own, be licensed or possess that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect as defined in subsection (b) below.

         (b) Material Adverse Effect means, with respect to any party to this Agreement, such state of facts, event(s), change(s) or effect(s) that had, has or would reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations, prospects


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or, customer, supplier or employee relations of such party taken as a whole.

          (c) Except as disclosed in the Company's Reports, or as is not reasonably likely to have a Material Adverse Effect:

         (i) the Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of the Company's obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which the Company is a party and pursuant to which it is authorized to use any third-party patents, trademarks, service marks and copyrights ("Company Third-Party Intellectual Property Rights");

(ii) no claims with respect to the patents, registered and material unregistered trademarks as well as service marks, registered copyrights, trade names, any applications therefor owned by the Company ("Company Intellectual Property Rights"), any trade secret material to the Company, or Company Third-Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of such Company Third Party Intellectual Property Rights by or through the Company, are currently pending or, to the knowledge of the Company, are overtly threatened by any person;

(iii) the Company does not know of any valid grounds for any bona fide claims (A) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by the Company, infringes on any copyright, patent, trademark, service mark or trade secret of any third party other than the Company; (B) against the use by the Company, of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications of any third party used in the business of the Company as currently conducted or as proposed to be conducted; (C) challenging the ownership, validity or effectiveness of any Company Intellectual Property Rights or other trade secret material to the Company; or (D) challenging the license or legally enforceable right to the use of the Company Third-Party Intellectual Rights by the Company; and

(iv) to the knowledge of the Company, all patents, registered trademarks and service marks as well as copyrights held by the Company are valid, enforceable and subsisting.

         Section 4.21. Company Due Diligence Investigation. The Company has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of Buyer and acknowledges that the Company has been provided access to the personnel, properties, premises and records of Buyer for such purpose. In entering into this Agreement, the Company has relied solely upon its own investigation and analysis and the representations and warranties contained herein, and the Company:

           (a) acknowledges that neither the Buyer nor any of its respective directors, officers, shareholders, employees, affiliates, controlling persons, agents, advisors or representatives makes or has made any representation or warranty, either express or implied, as to the


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           accuracy of completeness  of any of the information  provided or made available to the Company or its directors, officers, employees, affiliates, controlling persons, agents or representatives; and

           (b) agrees, to the fullest extent permitted by law, that neither Buyer nor any of its directors, officers, employees, shareholders, affiliates, controlling persons, agents, advisors or representatives shall have any liability or responsibility whatsoever to the Buyer or its directors, officers, employees, affiliates, controlling persons, agents or representatives on any basis (including, without limitation, in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made, to the Company or its directors, officers, employees, affiliates, controlling persons, advisors, agents or representatives (or any omissions therefrom), except that the foregoing limitations shall not apply (i) to the extent the Buyer makes the specific representations and warranties set forth in this Agreement and (ii) in the case of fraud, willful misrepresentation or willful nondisclosure, but always subject to the limitations and restrictions contained herein.

         Section  4.22.  Material  Contracts  and  Agreements.   Other  than  as
disclosed on Exhibit 4.22, the Company is not a party to any material contracts or agreements.


                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                          OF THE STOCKHOLDERS GENERALLY

         Section 5.1. Authority for Agreement. Each of the Stockholders severally represents and warrants to Buyer that he/she has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by him/her hereunder and that this Agreement constitutes the valid and binding obligation of such Stockholder. By means of a Power of Attorney in the form attached hereto as Exhibit B ("Power of Attorney"), each of the Stockholders has duly and effectively appointed J. Lloyd Tomer, J. Scott Tomer and/or J. Kim Sorensen, and each of them (the "Representatives"), as his/her attorneys-in-fact with full power and authority to act in his or her place and stead with respect to all matters relating to this Agreement, both before and after the Closing. Buyer is entitled to rely conclusively upon the validity and binding effect of actions taken by either Representative under the foregoing Power of Attorney.

         Section 5.2. Title of Common Stock. Each Stockholder severally represents and warrants to Buyer that he/she is the owner, beneficially and of record, of all of the Common Stock set forth opposite such Stockholder's name in Exhibit A hereto, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, pledges and restrictions and that he/she has the full power and unrestricted right to transfer the Common Stock to Buyer and, assuming the conditions set forth in Article VIII have been satisfied, has obtained all the consents and approvals of all persons (including, without limitation, courts and governmental authorities) necessary to effect such transfer. Upon delivery of the Common Stock to Buyer at the Closing as herein contemplated, Buyer shall have good and marketable title to all of the shares of Common Stock delivered by such Stockholder free and clear


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of all liens,  encumbrances,  security agreements,  equities,  options,  claims, charges, pledges and restrictions.

         Section 5.3. Investment Representations. Each Stockholder understands that the shares of Buyer's Common Stock comprising the Exchange Consideration are being offered and sold pursuant to the exemption from registration contained in Section 4(2) the Securities Exchange Act of 1933, as amended (the "Act"), based in part upon their respective representations contained in this Agreement.

         (a) Economic Risk. Each Stockholder is in a position to bear the economic risk of this investment indefinitely unless the shares of the Buyer's Common Stock purchased are registered pursuant to the Act, or an exemption from registration is available, and the Buyer has no present intention of registering such shares. Each Stockholder also understands that, even if available, such exemption may not allow him/her to transfer all or any portion of said shares, if any, under the circumstances, in the amount or at the times he/she might propose. Each Stockholder understands that he/she has no registration rights with respect to the shares.

         (b) Acquisition for Own Account. Each Stockholder is acquiring the shares of Buyer's Common Stock for his/her own account for investment and not with a view toward distribution.

         (c) Ability to Protect His/Her Own Interests. Each Stockholder represents that by reason of his/her business or financial experience, or the business and financial experience of his/her management, he/she has the capacity to protect his/her own interests in connection with the transactions contemplated in this Agreement. No Stockholder is a corporation formed for the specific purpose of consummating this transaction.

         (d) Accredited Investor. Each Stockholder represents that he or she is an "accredited investor" as that term is defined in Regulation D promulgated under the Act.

         (e) Access to Information. Each Stockholder has been given access to all of both the Company's and Buyer's documents, records and other information, has received physical delivery of all those documents which he/she has requested, and has had adequate opportunity to ask questions of, and receive answers from, both the Company's and Buyer's officers, employees, agents, accountants and representatives concerning the Company's and Buyer's business, operations, financial condition, assets, liabilities and all other matters relevant to their investment in the shares of Buyer's Common Stock.

(f) Acknowledgment of Financial Condition of Buyer. Each Stockholder acknowledges that he/she has been informed and is aware of the financial condition of the Buyer as reflected in the audited Form10-KSB financial statements for the periods ended December 31, 2002 and December 31, 2003, respectively, as well as the unaudited financials for the six month period ended June 30, 2004, receipt of which financials are hereby acknowledged.


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                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Company and its Stockholders that:

         Section 6.1. Organization and Capitalization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with an authorized capital consisting solely of five million (5,000,000) shares of Preferred Stock; of which no shares are issued and outstanding as of the date hereof; and twenty million (20,000,000) shares of Common Stock, of which Eleven Million Forty Eight Thousand Eight Hundred Forty-five (11,048,845) shares of Common Stock are issued and outstanding as of the date hereof; all of such issued and outstanding shares of Buyer's Common Stock are duly authorized, validly issued, fully paid and nonassessable. Except as described on Exhibit 6.1 or as disclosed in the Buyer's Reports (as defined in Section 6.6), there are no other securities of any class of Buyer authorized, issued, reserved for issuance or outstanding. Except as described on Exhibit 6.1 or as disclosed in the Buyer's Reports (as defined in Section 6.6), there are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of Buyer's Common Stock or any other security of Buyer or any plan for any of the foregoing. Buyer has no subsidiaries and does not own, directly or indirectly, any outstanding capital stock or securities convertible into capital stock of any other corporation or any participating interest in any partnership, joint venture or other business enterprise. Buyer is not obligated to register the resale of any Buyer capital stock on behalf of any stockholder of Buyer under the Act.

         Section 6.2. Power and Authority. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

         Section 6.3. Certificate of Incorporation and By-Laws of Buyer. The copies of the Certificate of Incorporation of Buyer, certified by the Secretary of State of New York, and the By-laws of Buyer, certified by its Secretary, heretofore delivered by Buyer to the Stockholders, are true, complete and correct.

         Section 6.4. Authority for Agreement; Buyer's Common Stock, Preferred Stock and Options. The Board of Directors of Buyer has approved this Agreement and has authorized the execution and delivery hereof. Buyer has full power, authority and legal right to enter into this Agreement; and no approval of Buyer's stockholders is necessary for the consummation of the transactions contemplated hereby. The shares of Buyer's Common Stock and Preferred Stock and the Options constituting the Exchange Consideration, when issued in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and non-assessable and the Preferred Stock shall have the rights and preferences expressed in Exhibit D.

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         Section 6.5. No Violations to Result. Assuming fulfillment prior to the closing of the conditions set forth in Section 8.7 hereof and except as set forth in Exhibit 6.5, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

         (a) are not in violation or breach of, do not conflict with or constitute a default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents or by-laws of Buyer or any note, debt instrument, security agreement or mortgage, or any other contract or agreement, written or oral, to which Buyer is a party or by which Buyer or any of its properties or assets are bound;

         (b) will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict, default or acceleration;

         (c) will not result in violation under any law, judgment, decree, order, rule, regulation or other legal requirement of any governmental authority, court or arbitration tribunal, whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to Buyer; and

         (d) will not result in the creation or imposition of any lien, possibility of lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the properties or assets of Buyer.

         Section 6.6. Exchange Act Reports and Financial Statements. The Buyer has delivered to the Company (i) Buyer's Annual Report on Form 10-KSB for the fiscal years ended December 31, 2003, containing Buyer's balance sheet at December 31, 2002 and December 31, 2003 and statements of income, changes in shareholders' equity and cash flows of Buyer for the three fiscal years ended December 31, 2002 certified by Dischino & Associates, P.C., Fairfield, New Jersey, independent auditors and December 31, 2003 certified by Israeloff Trattner & Co., independent auditors, respectively; (ii) quarterly reports in Form 10-QSB for the three quarters ended March 31, June 30, and September 30, 2004, respectively; and (iii) all Current Reports on Form 8-K filed by Buyer since December 31, 2002 (collectively, the "Buyer's Reports"). All Buyer's Reports as of their respective dates (i) comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, (ii) do not contain any untrue statement of a material fact and
(iii) do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All such financial statements, including the related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as indicated therein) and fairly present the financial condition, assets and liabilities of Buyer at the dates thereof and the results of operations and changes in shareholders' equity and cash flows of Buyer for the periods stated therein, subject, in the case of the interim financial statements, to normal and recurring year-end audit adjustments and except that the interim financial statements do not contain all of the notes required by generally accepted accounting principles. In addition, Buyer does not have any material liability or obligation, fixed, contingent, known, unknown or otherwise, not reflected in the balance sheet included in the Buyer's Reports, and all provisions, reserves and allowances provided for therein are adequate, except for liabilities or obligations incurred between July 1, 2004 and the date of this Agreement in the


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ordinary and usual course of business  consistent with the  representations  and warranties  set forth  herein  and that  would not have  been in  conflict  with
Section 7.3 hereof if they had been incurred between the date hereof and the Closing.

         Section 6.7. Full Disclosures; Absence of Material Changes. From the date hereof through the Closing, except as disclosed in Exhibit 6.7 hereto and except as otherwise permitted herein, Buyer has not sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or the public enemy, flood, volcanic eruption, accident, other calamity or other similar or dissimilar event (whether or not covered by insurance) adversely affecting the business, properties, financial condition or operations of Buyer taken as a whole. The information furnished by Buyer, or by any of the directors, officers, employees, agents, accountants or representatives of Buyer to the Company and the Stockholders pursuant to this Agreement (whether furnished prior to, at or subsequent to the date hereof), the information contained in the Exhibits referred to in this
Agreement and the other information furnished to the Company and the Stockholders by Buyer, or by any of the directors, officers, employees, agents, accountants or representatives of Buyer at any time prior to the Closing (pursuant to the request of the Stockholders or otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

         Section 6.8. Taxes. Buyer has prepared (or caused to be prepared) and timely and properly filed (or caused to be timely and properly filed) with the appropriate federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) all tax returns, information returns and other reports required to be filed. Such tax returns are substantially complete and correct as filed. Buyer has paid or accrued (or caused to be so paid or accrued) in full all Taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The balance sheet included in the Buyer's Reports include appropriate provisions for all such Taxes, interest, penalties, assessments or deficiencies, if any, for the period indicated thereon to the extent not theretofore paid. The Buyer has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any Taxes. The Buyer is not a party to any pending action or proceeding, nor is any such action or proceeding threatened, by any governmental authority for the assessment or collection of Taxes. There are no liens for federal, state, local or foreign Taxes, and no claim for assessment or collection of Taxes has been asserted against Buyer. To Buyer's best knowledge, there are no tax audits currently in progress or not complete; the Buyer is not currently subject to an election under Section 341(f) of the Internal Revenue Code; the transaction contemplated by this Agreement will not obligate Buyer to make payments that are not deductible pursuant to Section 280(G) of the Internal Revenue Code; the Buyer has disclosed on its tax returns any positions that could give rise to a "substantial understatement" of Federal income tax pursuant to Section 6662 of the Internal Revenue Code; and the Buyer has never been a member of a group filing a consolidated federal income tax return.

         Section 6.9. Title to Assets. Buyer has good and marketable title to all of its material properties and assets, free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for the matters set forth on Exhibit 6.9 hereto. At the Closing, Buyer will have good


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and marketable title to such material  properties and assets,  free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for those shown on Exhibit 6.9 hereto.

         Section 6.10. Real Property. Buyer owns no real property. Buyer is a party to the leases listed on Exhibit 6.10.

         Section 6.11. Machinery and Equipment. Except as set forth on Exhibit 6.11, Buyer owns or has adequate rights to all machinery and equipment currently used by Buyer in the conduct of its business and to the best knowledge of Buyer, all such machinery and equipment is in good operating condition and free from any material defect, ordinary wear and tear excepted.

         Section 6.12. Brokers. Except for G-V Capital Corp., a registered NASD Member firm (the "Finder"), which will receive shares of Buyer's Common Stock as compensation for advice to the Buyer in this transaction, Buyer has not expressly or impliedly engaged any broker, finder or agent with respect to this Agreement or any transaction contemplated hereby. It is understood that the calculation of the Exchange Consideration will give effect to the issuance of Buyer Common Stock to the Finder.

         Section 6.13. Litigation. Except as set forth in Exhibit 6.13 hereto, there is no litigation, suit, proceeding, action or claim at law or in equity, pending or to Buyer's best knowledge threatened against or affecting Buyer or involving any of its property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. Except as set forth in such Exhibit 6.13 hereto, Buyer is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

         Section 6.14. Compliance with Laws. To the best knowledge of Buyer, it has complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of Buyer and except as otherwise disclosed in Exhibit 6.14 hereto. Without limiting the generality of the foregoing, to the best knowledge of Buyer, it is in material compliance with:

         (a) all laws relating to the protection of human health and safety, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, and all material and applicable regulations and standards issued thereunder by the Secretary of Labor or the Occupational Safety and Health Administrator or other governmental agency or authority acting at any time thereunder;

         (b) all material and applicable laws relating to protection of the environment, including, without limitation, RCRA and CERCLA;

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         (c) all material and applicable laws  administered by the Food and Drug
         Administration; and

         (d) all material and applicable laws relating to equal employment opportunity.

         Buyer has not received any notice or citation for noncompliance with any of the foregoing, and to the best knowledge of Buyer there exists no condition, situation or circumstance, nor has there existed such a condition, situation or circumstance which, after notice or lapse of time, or both, would constitute noncompliance with regard to any of the foregoing.

         Section 6.15. Environmental Matters. Buyer has not stored and is not storing any hazardous wastes, as defined by RCRA, for 90 days or more and except as set forth in Exhibit 6.15:

         (a) Buyer has not generated, stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substance for itself or for any other person or entity, nor has any other person or entity stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substances for Buyer;

         (b) to the best knowledge of Buyer, there are no locations where any waste material or hazardous substances from the operation of Buyer has been stored, treated, recycled or disposed of;

         (c) Buyer has not been required by any  governmental  authority to make
         any   expenditure   to  achieve  or   maintain   compliance   with  any
         environmental standard; and

         (d) Buyer has no knowledge of any information indicating that any person, including any employee, may have impaired health or that the environment may have been damaged as the result of the operation of the business of Buyer or as the result of the release of Contaminants from the Buyer Premises. For these purposes, the term "Contaminants" includes any pollutant, waste materials, petroleum and petroleum products and hazardous substances, as defined by CERCLA.

         Section 6.16. Licenses, Permits and Approvals. Exhibit 6.16 constitutes a true and complete list of all material licenses, permits, approvals, qualifications or the like, issued or to be issued to Buyer by any government or any governmental unit, agency, body or instrumentality, whether federal, state, provincial, municipal or local (within the U.S. or otherwise) necessary for the conduct of its trade or business, and all such items are in full force and effect. No registration with, approval by, consent or clearance from or prenotification to any governmental agency is required in connection with the execution and performance of this Agreement by Buyer except as set forth on
Exhibit 6.16.

         Section 6.17. True Copies. All documents furnished or caused to be furnished to the Company and the Stockholders by Buyer are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.



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         Section  6.18.  Buyer's  Common  Stock.  As and  when  required  by the provisions of this Agreement and subject to the terms and conditions hereof, Buyer will reserve for issuance and issue shares of Buyer's Common Stock. The shares of Buyer's Common Stock to be issued in accordance with this Agreement will have been duly authorized and, upon such issuance, will be validly issued, fully paid and nonassessable.

         Section 6.19. Interest in the Company. Buyer does not own, directly or indirectly (within the meaning of ss.318 of the Internal Revenue Code of 1986, as amended), nor has it owned during the past 5 years, directly or indirectly (within the meaning of ss.318 of the Internal Revenue Code of 1986, as amended) any stock of the Company.

         Section 6.20. Disposition of the Company's Shares. Buyer has no plan or intention to sell or otherwise dispose of any of the assets of the Company acquired in the transactions contemplated by this Agreement, except for dispositions made in the normal and usual course of business. Buyer has no plan or intention to reacquire any of Buyer's Common Stock and Buyer has no plan or intention to sell or otherwise dispose of any of the Common Stock, or to liquidate or dissolve the Company.

         Section 6.21. Issuance of Stock. Buyer has no plan or present intention to cause or permit the Company to issue additional shares of its stock that would result in Buyer losing control of the Company within the meaning of section 368(c) of the Internal Revenue Code of 1986, as amended (the "Code").

         Section 6.22. Company's Historic Business. The Buyer intends to continue the Company's historic business.

         Section 6.23. Employee Benefit Plans. Buyer does not currently have in effect nor has Buyer had in effect since the filing of its original certificate of incorporation any employee retirement benefit plan including but not limited to any ERISA type plan.

         Section 6.24.  Reporting  Company  Status.  Buyer is  registered  under
Section 12(g) of the Securities Exchange Act of 1934, is required to file reports under Sections 13 and 15 under such Exchange Act with the Securities and Exchange Commission and has complied with all filing requirements required thereto.

         Section 6.25. Claims. Buyer has no knowledge of any pending or threatened claims against the Buyer.

         Section 6.26.     Intellectual Property.

         (a) Buyer (which, as presently constituted, has no subsidiaries) owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are used in the business of Buyer as currently conducted, except for any such failures to own,


                                       17
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be  licensed  or  possess  that,  individually  or in  the  aggregate,  are  not reasonably likely to have a Material Adverse Effect.

         (b) Except as disclosed in Buyer's Reports, or as is not reasonably likely to have a Material Adverse Effect (as that term is defined in Section 4.20(b):

         (i) Buyer is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of Buyer's obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which Buyer is a party and pursuant to it is authorized to use any third-party patents, trademarks, service marks and copyrights ("Buyer Third-Party Intellectual Property Rights");

         (ii) no claims with respect to the patents, registered and material unregistered trademarks as well as service marks, registered copyrights, trade names, any applications therefor owned by Buyer (the "Buyer Intellectual Property Rights"), any trade secret material to Buyer, or Buyer Third-Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of such Buyer Third Party Intellectual Property Rights by or through Buyer, are currently pending or, to the knowledge of Buyer, are overtly threatened by any person;

         (iii) Buyer does not know of any valid grounds for any bona fide claims
         (A) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by Buyer, infringes on any copyright, patent, trademark, service mark or trade secret of any third party other than Buyer; (B) against the use by Buyer, of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications of any third party used in the business of Buyer as currently conducted or as proposed to be conducted; (C) challenging the ownership, validity or effectiveness of any Buyer Intellectual Property Rights or other trade secret material to Buyer; or (D) challenging the license or legally enforceable right to the use of the Buyer Third-Party Intellectual Rights by Buyer; and

         (iv) to the knowledge of Buyer, all patents,  registered trademarks and
         service  marks  as  well  as  copyrights   held  by  Buyer  are  valid,
         enforceable and subsisting.

         Section 6.27. Buyer Due Diligence. Buyer has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of the Company and its affiliates and acknowledges that Buyer has been provided access to the personnel, properties, premises and records of the Company and its affiliates for such purpose. In entering into this Agreement, Buyer has relied solely upon its own investigation and analysis and the representations and warranties contained herein, and Buyer:

         (a) acknowledges that neither the Company nor any of its respective directors, officers, shareholders, employees, affiliates, controlling persons, agents, advisors or representatives makes or has made any


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         representation  or  warranty,  either  express  or  implied,  as to the accuracy of completeness of any of the information provided or made available to the Company or its directors, officers, employees, affiliates, controlling persons, agents or representatives; and

         (b) agrees, to the fullest extent permitted by law, that neither the Company nor any of its directors, officers, employees, shareholders, affiliates, controlling persons, agents, advisors or representatives shall have any liability or responsibility whatsoever to the Buyer or its directors, officers, employees, affiliates, controlling persons, agents or representatives on any basis (including, without limitation, in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made, to the Buyer or its directors, officers, employees, affiliates, controlling persons, advisors, agents or representatives (or any omissions therefrom), except that the foregoing limitations shall not apply (i) to the extent the Company makes the specific representations and warranties set forth in this Agreement and (ii) in the case of fraud, willful misrepresentation or willful nondisclosure, but always subject to the limitations and restrictions contained herein.

         Section 6.28. Current Report on Form 8-K; Section 14(f) Information. Except for information relating to the Company, the current report on Form 8-K to be prepared by Buyer and filed after the Closing with regard to this acquisition transaction and the information required by Section 14(f) of the Exchange Act will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. All documents which Buyer is responsible for filing with the SEC or any regulatory agency in connection with the acquisition will comply as to form in all material respects with the requirements of applicable law, and all of the information relating to Buyer in any document filed with the SEC or any other regulatory agency in connection with this Agreement or the transactions otherwise contemplated hereby shall be true and correct in all material respects.

         Section 6.29. No Existing Defaults. Except as set forth in Exhibit 6.29 hereto, the Buyer is not in default:

         (a) under any of the terms of any material note, debt instrument, security agreement or mortgage or under any other commitment, contract, agreement, license, lease or other instrument, whether written or oral, to which it is a party or by which it or any of its properties or assets is bound;

         (b) under any law, judgment, decree, order, rule regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to it or to any of this properties or assets, which default would have a material adverse effect on Buyer; or

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         (c) in the  payment  of any of its  material  monetary  obligations  or debts. There exists no condition or event which, after notice or lapse of time or both, would constitute a material default in connection with any of the foregoing

         Section  6.30.  Material  Contracts  and  Agreements.   Other  than  as
disclosed on Exhibit 6.30, Buyer is not a party to any material contracts or agreements.

         Section 6.31. Survival of Representations and Warranties of Buyer. The representations and warranties of Buyer made in this Agreement are correct, true and complete as of the date hereof and will be correct, true and complete as at the Closing with the same force and effect as though such representations and warranties had been made at the Closing, and shall survive the Closing for a period of 12 months.


                                   ARTICLE VII
                            CONDUCT AND TRANSACTIONS
                           PRIOR TO AND AFTER CLOSING

         Section 7.1. Access to Property and Records of Buyer. Buyer shall afford to the Company and the Stockholders and their authorized representatives free and full access to all of its assets, property, books and records, in order to afford the Company and the Stockholders as full an opportunity of review, examination and investigation as they shall desire to make, and the Company and the Stockholders shall be permitted to make extracts from, or take copies of, such books, records (including the stock record and minute books) or other documentation or to obtain temporary possession of any thereof as may be reasonably necessary; and the Buyer shall furnish or cause to be furnished such reasonable financial and operating data and other information about its business, properties and assets which the Company and the Stockholders or their authorized representatives may request.

         Section 7.2. Interim Covenants of the Buyer. From the date of this Agreement until the Closing, except to the extent expressly permitted by or disclosed in this Agreement or otherwise consented to by an instrument in writing signed by the Company and the Stockholders, Buyer shall take all necessary action so that:

         (a) Buyer shall keep its business and organization intact;

         (b) Buyer shall not make any change in its constituent documents, i.e., Certificate of Incorporation or by-laws except to increase the number of authorized common shares and as otherwise contemplated by this Agreement;

         (c) Buyer shall not form any subsidiary nor shall it issue, grant, sell, redeemed combined, change or purchase any shares, notes or other securities or make any commitments to do so;

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         (d) Buyer shall not effect any subdivision of its  outstanding  capital stock purchase or redeem any capital stock, or declare, make or pay any dividend, distribution or payment in respect of its capital stock other than as contemplated by this Agreement;

         (e) Buyer shall not issue any Buyer's Common Stock or Preferred Stock except for Buyer's Common Stock to be issued upon exercise of currently outstanding options and warrants.

         (f) Buyer shall not grant or issue any options, warrants or other rights to acquire any of its securities, whether by conversion or otherwise, or make any commitment to do so other than as contemplated in this Agreement;

         (g) Buyer shall keep the Company appraised of its operations and any developments thereto;

         (h) Buyer agrees not to solicit or negotiate any offers with respect to the purchase of substantially all its assets or a merger or similar transaction prior to the termination of this Agreement;

         (i) Buyer will not voluntarily go into bankruptcy and will object to and resist any involuntary petition brought against the Buyer; and

         (i) Buyer will timely and diligently perform any and all acts necessary to convene a meeting for the shareholders' approval necessary for this transaction.

         Section 7.3. Interim Covenants of the Company. From the date of this Agreement until the Closing, except to the extent expressly permitted by or disclosed in this Agreement or otherwise consented to by an instrument in writing signed by Buyer, the Company shall take all necessary action so that:

         (a) the Company shall keep its business and organization intact and shall not take or permit to be taken or do or suffer to be done anything other than in the ordinary course of its business as the same is presently being conducted, and shall use its best efforts to keep available the services of its directors, officers, employees and agents and to maintain the good will and reputation associated with its business;

         (b) the Company shall not make any change in its constituent documents, i.e., Certificate of Incorporation or by-laws, without the prior written consent of the Buyer;

         (c) the Company shall exercise its best efforts to maintain all of its properties and assets, tangible or intangible, in good operating condition and repair, and take all steps necessary to keep its operations functioning properly it being understood that the Company is presently relocating its headquarters facility;

         (d) the Company shall not purchase, sell, lease or dispose of or make any contract for the purchase, sale, lease or disposition of or subject to lien or security interest any properties or assets other than in the


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         ordinary  and  usual  course  of  its  business   consistent  with  the
         representations and warranties of the Company and the Stockholders contained herein and not in breach of any of the provisions of this
         Article VII, in each case for a consideration at least equal to the fair value of such property or asset; and

         (e) the  Company  shall  not  enter  into any  contract,  agreement  or commitment, including, without limiting the generality of the foregoing, any contracts, agreement or commitment other than in the ordinary course of its business.

         Section 7.4. Public Announcements. Neither Buyer, the Company nor any Stockholder shall make any press release or other public announcements with respect to this Agreement or the transactions contemplated hereby without the prior approval of the contraparty, which approval shall not be unreasonably withheld; provided, however, that if failure to make such announcement would be a violation of federal or state securities laws and the consents are not practicably available on a timely basis, such a press release or public announcement can be made without the consent of the other parties. For purposes of the preceding sentence, each Stockholder hereby designates the Company as its representative to give consent to a proposed press release.

         Section 7.5. Compliance with Code Section 368(a)(1)(B). Each Stockholder, the Company and Buyer hereby acknowledge that the parties hereto intend that the transactions contemplated by this Agreement will qualify as a "reorganization" as described in section 368(a)(1)(B) of the Code. Each Stockholder, the Company and Buyer hereby agree to use their reasonable efforts to take all actions necessary or appropriate to ensure that the transactions undertaken pursuant to this Agreement will qualify as a "reorganization" as described in section 368(a)(1)(B) of the Code. In addition, each Stockholder, the Company and Buyer hereby agree to refrain from taking any actions that are known by such party to be, or that clearly are, inconsistent with such qualification. The obligations of the parties under the preceding sentence shall include, without limitation, the obligation to refrain from (i) taking any position on any federal, state, or local income tax return that is inconsistent with the transactions undertaken pursuant to this Agreement qualifying as a "reorganization" as described in section 368(a)(1)(B) of the Code; (ii) taking, for a period of two (2) years from the Closing Date, any of the actions described in Sections 6.21 through 6.23 hereof; (iii) in the case of the Buyer, providing any consideration with respect to the Shares other than as expressly provided for herein; and (iv) in the case of each Stockholder, within two (2) years of Closing, without the consent of each of the other Stockholders, disposing of more than forty percent (40%) of the Buyer's Common Stock received by such Stockholder pursuant to this Agreement. Each Stockholder hereby agrees to provide to each other Stockholder written notice of any disposition, within two (2) years of Closing, of any Buyer's Common Stock.

         Section 7.6. Special Stockholder Meeting. No later than 30 days after the Closing, Buyer shall file with the Securities and Exchange Commission ("SEC") an Information Statement for a meeting of Buyer's stockholders. The Information Statement shall propose:

         (i) increasing the Buyer's authorized capital stock to 50 million shares;

         (ii) reincorporating the Buyer into Delaware; and

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         (iii)  changing  the  name  of the  Buyer  to YTB  International,  Inc.
               ("YTBI").

         Buyer and the Company shall use their best efforts to ensure that the Information Statement is cleared for mailing and that the special meeting is held at the earliest practicable date.

         Section 7.7. Series B Convertible Preferred Stock. Buyer shall promptly file with the New York Department of State an Amendment to its Certificate of Incorporation in proper form, to designate the rights and preferences of the Series B Preferred Stock, in accordance with the provisions specified in Exhibit D.

         Section 7.8 Second Schedule 14F Statement. As contemplated by the Stockholders' Agreement (as defined in Section 9.11), there will be a second
Schedule 14F Statement filed with the SEC and mailed to the shareholders of the Buyer within sixty (60) days of the Closing unless such date is extended by mutual agreement of the parties.


                                  ARTICLE VIII
                   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

         Each of the agreements of Buyer to be performed by it at the Closing pursuant to this Agreement shall be subject to the fulfillment of each of the following conditions, any one or more of which may be waived, in whole or in part, in writing, by Buyer.

         Section 8.1. Stockholders' Approval. Stockholders owning at least 100% of Company's Common Stock shall have executed this Agreement.

         Section 8.2. Authority. All action required to be taken by, or on the part of, the Company and the Stockholders to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken.

         Section 8.3. Representations and Warranties of the Stockholders to Be True. Each of the representations and warranties of the Company and the Stockholders set forth in Article IV hereof shall be true and correct in all material respects both on the date hereof and on the date of the Closing as if made at that time, except insofar as changes shall have occurred after the date hereof which are permitted by Section 7.3 of this Agreement.

         Section 8.4. No Material Adverse Change. Since the date hereof, there shall have been no material adverse change in the business of the Company or any material loss to the business by fire or other casualty whether or not covered by insurance.

         Section 8.5. No Litigation. No material suit, action or other proceeding against the Buyer, the Company or their officers or directors or stockholders shall be pending or threatened before any court or governmental agency seeking to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby and in


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which in the  judgment  of Buyer  makes  the  consummation  of the  transactions contemplated by this Agreement inadvisable.

         Section 8.6. Consents Obtained. All necessary governmental and third party consents or approvals to the transactions contemplated hereby shall have been obtained.

         Section 8.7. Legal Review. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents used or delivered hereunder or incidental hereto, shall be reasonably satisfactory to Buyer, and at its request, to Carl N. Duncan, Esq., counsel for Buyer.

         Section 8.8. Certificate of the Company. At the Closing, the Company shall have delivered to Buyer a certificate signed by an authorized officer, dated the date of the Closing, to the effect that to the best of its knowledge and belief, after due inquiry, the conditions specified in Section 8.6 have been fulfilled.

         Section 8.9. Derek Brent. Buyer shall issue to Derek Brent 900,000 shares of Buyer's Common Stock.


                                   ARTICLE IX
              CONDITIONS PRECEDENT TO THE STOCKHOLDERS' OBLIGATIONS

         Each of the agreements of the Company and the Stockholders to be performed by it or each of them at the Closing pursuant to this Agreement shall be subject to the fulfillment of each of the following conditions, any one or more of which may be waived, in whole or in part, in writing, by the Stockholders as appropriate:

         Section 9.1. Representations and Warranties of Buyer to Be True. The representations and warranties of Buyer set forth in Article VI hereof shall be true and correct both on the date hereof and on the date of the Closing as if made at that time, except insofar as changes shall have occurred after the date hereof which are permitted by Section 7.2 of this Agreement.

         Section 9.2. Authority. All action required to be taken by, or on the part of, Buyer to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and Shareholders of Buyer.

         Section 9.3. Officers' Certificate of Buyer. At the Closing, Buyer shall have delivered to the Company and the Stockholders a certificate signed by the Buyer's Chairman of the Board dated the date of the Closing, to the effect that to the best of the knowledge and belief of such officers, after due inquiry, the conditions specified in Sections 9.1 and 9.2 with respect to Buyer have been fulfilled.

         Section 9.4. Opinion of Buyer's Counsel. The Company and the Stockholders shall have received from Carl N. Duncan, Esq., counsel for Buyer, his opinion, dated the date of Closing, in form and substance satisfactory to


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them and their counsel, to the effect set forth in Exhibit 9.4 hereto.

         Section 9.5. The Buyer Has Complied with Covenants. The Buyer shall have performed and complied in all material respects with all agreements, undertakings and obligations which are required to be performed or complied with by it at or prior to the Closing.

         Section 9.6. No Litigation. No material suit, action or other proceeding against the Buyer, the Company or their officers or directors or stockholders shall be pending or threatened before any court or governmental agency seeking to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby and in which in the judgment of Buyer makes the consummation of the transactions contemplated by this Agreement inadvisable.

         Section  9.7.  Consents  Obtained.   All  necessary   governmental  and
third-party consents or approvals to the transaction contemplated hereby shall have been obtained.

         Section 9.8. Legal Review. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents used or delivered hereunder or incidental hereto, shall be reasonably satisfactory to the Stockholders and, at their request, to counsel for the Company.

         Section 9.9. D&O Policy. Directors and Officers' insurance coverage shall be obtained at both the parent and the subsidiary levels, effective on the date of Closing unless both Buyer and the Company agree as to a different date.

         Section 9.10. Employment Agreements; Option Agreements. Michael Brent's employment agreement with Buyer shall be replaced, effective on Closing, by a substitute employment agreement that will be put in place with Mr. Brent, Derek Brent, J. Scott Tomer and J. Kim Sorensen. The terms and conditions of each employment agreement, including the compensation provisions, shall be mutually agreed to by the respective individual and the Buyer. All employment agreements will be with the Buyer. The Buyer at closing will issue options to purchase the respective amounts of Buyer's Common Stock (the "Matching Options") to Messrs.
J. Lloyd Tomer (100,000), J. Scott Tomer (135,000), J. Kim Sorensen (135,000) and Andrew Cauthen (100,000). These Matching Options will be issued under the Buyer's 1999 Stock Option Plan, be fully vested on the date of issuance and have the same exercise prices and expiration dates as the options held by Mr. Brent and certain other employees.

         Section 9.11.Stockholders' Agreement; Resultant Corporate Structure. Effective at Closing, a stockholders' agreement with respect to the Buyer's outstanding stock (the "Stockholder Agreement") shall have been executed by and between the Tomer Group (as such term is defined therein) and the Brent Group (as such term is defined therein). Effective at Closing, the Company (YourTravelBiz.com, Inc.) will become a 100% owned subsidiary of Buyer; and Buyer will have created two new 100% owned subsidiaries REZconnect Technology, Inc. and YTB Travel Network, Inc. The respective certificates of incorporation of the subsidiaries shall contain provisions which (limit the Board of Directors to five (5) members and permit the Tomer Group (in the case of the Company) and


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the Brent Group (in the case of the RezConnect  Technology,  Inc. subsidiary) to elect three (3) members to the applicable board of directors and also provide that the applicable certificate of incorporation of such subsidiary cannot be amended without the consent of the Tomer Group (in the case of the Company) and the Brent Group (in the case of the RezConnect Technology, Inc. subsidiary).

         Section 9.12. Buyer's Board of Directors; Schedule 14F Statement. The Buyer's board of directors shall have been initially expanded to six (6) members in accordance with the provisions of the Stockholders' Agreement and the three
(3) board members designated by the Tomer Group shall have been appointed by the incumbent board. At least ten (10) days before the Closing, the disclosure required by Section 14(f) of the Exchange Act shall have been filed with the SEC and mailed to Buyer's stockholders. The parties acknowledge that following the Closing there will be a second Schedule 14F Statement filed with the SEC and mailed to the Buyer's stockholders in connection with the expansion of the Buyer's Board of Directors to nine (9) members.

         Section 9.13. Tax Opinion. Reed, Smith LLP shall prepare a tax opinion, the tax status of this exchange of stock pursuant to Section 368 of the Internal Revenue Code.

         Section 9.14. Lockup Agreements. Effective not later than Closing, Finder shall enter into a twelve (12) month period Lockup Agreement with regard to Buyer's shares paid to the Finder as compensation.

         Section 9.15.Assignment Agreement between YTB Travel & Cruises, Inc. and YTB Travel Network Subsidiary. Effective at Closing, YTB Travel & Cruises, Inc. ("Assignor") will have entered into an Assignment and Assumption Agreement with the newly created YTB Travel Network, Inc. subsidiary assigning to such subsidiary (i) all of Assignor's rights and obligations under Assignor's contracts with all of its Referring Travel Agents; and (ii) all right, title and interest in and to Assignor's ARC Number.

         Section 9.16. Series B Convertible Preferred Stock. The Certificate of Amendment for designating the rights and preferences of the Preferred Stock shall have been filed with, and accepted by, the New York Department of State.


                                    ARTICLE X
                     FURTHER ASSURANCES OF THE STOCKHOLDERS

         Section 10.1. Satisfaction of Conditions of the Stockholders. The Stockholders shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements or conditions applicable to them set forth in this Agreement, and the Stockholders shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as is reasonably practicable the obligations herein provided to be performed by them. The Stockholders shall use their reasonable efforts to cause the Closing to occur as contemplated herein at the earliest practicable date.


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                                   ARTICLE XI
                        AMENDMENT, WAIVER AND TERMINATION

         Section 11.1. Amendment. This Agreement may be amended at any time in a writing which refers to and incorporates by reference this Agreement and is executed by all the parties hereto.

         Section 11.2. Waiver. Either the Stockholders or Buyer may waive or modify in writing compliance by the other with any of the covenants and conditions contained in this Agreement (except such as may be imposed by law) to the extent such party believes such action not to be materially adverse to its interest.

         Section 11.3. Termination. This Agreement may be terminated at any time on or prior to the Closing Date:

         (a) By the mutual consent of Buyer, the Company and the Stockholders;

         (b) By Buyer, if any of the Company's representations or warranties contained in or made pursuant to this Agreement was not true and complete in all material respects when made or if Seller or the Stockholders fails to perform or comply in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Seller or the Stockholders or if any of the conditions set forth in Article VIII have not been satisfied as of the Closing Date; and

         (c) By the Company or the Stockholders, if any of Buyer's representations or warranties contained in or made pursuant to this Agreement was not true and complete in all material respects when made or if Buyer fails to perform or comply in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Buyer or if any of the conditions set forth in
         Article IX have not been satisfied as of the Closing Date. In the event of termination of this Agreement pursuant to Article IX hereof, notice shall promptly be given by the terminating party to the other party to this Agreement.


                                   ARTICLE XII
                                  MISCELLANEOUS

         Section 12.1. Arbitration. Any controversy, claim, or dispute between the parties, directly or indirectly, concerning this Agreement or the breach hereof, or the subject matter hereof, including questions concerning the scope and applicability of this arbitration clause, shall be finally settled by arbitration in New York City, New York pursuant to the rules then applying of the American Arbitration Association. The arbitrators shall consist of one representative selected by Buyer, one representative selected by the Company and one representative selected by the first two arbitrators. The parties agree to expedite the arbitration proceeding in every way, so that the arbitration proceeding shall be commenced within thirty (30) days after request therefore is made, and shall continue thereafter, without interruption, and that the decision of the arbitrators shall be handed down within thirty (30) days after the hearings in the arbitration proceedings are closed. The arbitrators shall have the right and authority to assess the cost of the arbitration proceedings and to determine how their decision or determination as to each issue or matter in dispute may be implemented or enforced. The decision in writing of any two of the arbitrators shall be binding and conclusive on all of the parties to this Agreement. Should either Buyer or the Company fail to appoint an arbitrator as required by this Section 12.1 within thirty (30) days after receiving written notice from the other party to do so, the arbitrator appointed by the other party shall act for all of the parties and his decision in writing shall be binding and conclusive on all of the parties to this Agreement. Any decision or award of the arbitrators shall be final and conclusive on the parties to this Agreement; judgment upon such decision or award may be entered in any competent Federal or state court located in the United States of America; and the application may be made to such court for confirmation of such decision or award for any order of enforcement and for any other legal remedies that may be necessary to effectuate such decision or award.

         Section 12.2.     Indemnification of Company Directors and Officers.

         (a) From and after the Closing, Buyer shall indemnify, defend and hold any person any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Closing, an officer or director (the "Indemnified Party") of the Company against all losses, claims, damages, liabilities, costs and expenses (including reasonable attorney's fees and expenses), judgments, fines, losses, and amounts paid in settlement in connection with any actual or threatened action, suit, claim, proceeding or investigation (each a "Claim") to the extent that any such Claim is based on, or arises out of, (i) the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (ii) this Agreement, or any of the transactions contemplated hereby, in each case to the extent that any such Claim pertains to any matter or fact arising, existing, or occurring prior to or at the Closing, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing, to the full extent permitted under the Illinois Business Corporation Act of 1983 ("BCA"), or the Company's Articles of Incorporation, By-laws or indemnification agreements in effect at the date hereof, including provisions relating to advancement of expenses incurred in the defense of any action or suit. Without limiting the foregoing, in the event any Indemnified
         Party becomes involved in any capacity in any Claim, then from and after the Closing, Buyer and/or its consolidated successor, shall periodically advance to such Indemnified Party its legal and other expenses (including the cost of any investigation and preparation incurred in connection therewith), subject to the provision by such Indemnified Party of a written affirmation in accordance with Illinois BCA.

         (b) The parties agree that all rights to indemnification and all limitations of liability existing in favor of the Indemnified Party as provided in the Company's Articles of Incorporation and By-laws as in effect as of the date hereof shall survive the Closing and shall continue in full force and effect, without any amendment thereto, for a period of two years from the Closing of the reorganization to the extent such rights are consistent with Illinois BCA; provided that, in the event any Claim or Claims are asserted or made within such two year

                                                                  EXECUTION COPY

         period, all rights to indemnification in respect of any such Claim or Claims shall continue until disposition of any and all such Claims; provided further, that any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under Illinois BCA, the Company's Articles of Incorporation or By-laws, as the case may be, shall be made by independent legal counsel in accordance with Illinois BCA and the indemnification agreements and; provided further, that nothing in this
         Section 12.2 shall impair any rights or obligations of any present or former directors or officers of the Company.

         (c) In the event Buyer or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary to effectuate the purposes of this Section 12.2, proper provision shall be made so that the successors and assigns of Buyer assume the obligations set forth in this Section 12.2, and none of the actions described in clauses (i) or (ii) shall be taken until such provision is made.

         (d) Buyer shall maintain the Company's existing officers' and directors' liability insurance policy ("D&O Insurance") for a period of not less than six years after the Closing of the reorganization; provided, that Buyer may substitute therefor policies of substantially similar coverage and amounts containing terms no less advantageous to such former directors and officers; provided, further, if the existing D&O Insurance expires or is cancelled during such period, Buyer will use its best efforts to obtain substantially similar D&O Insurance.

         Section 12.3. Successors, Assigns and Third Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that, except as otherwise expressly provided herein, none of the parties hereto may make any assignment of this Agreement or any interest herein without the prior written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         Section 12.4. Governing Law. This Agreement shall in all respects be interpreted, construed and governed by and in accordance with the internal substantive laws of the State of New Jersey, disregarding principles of conflict of laws and the like.

         Section 12.5. Severability. Each Section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

                                                                  EXECUTION COPY

         Section  12.6.  Certain  Words.  Words  such  as  "herein,"   "hereof,"
"hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section or subsection of this Agreement.

         Section 12.7. Notices. Except as otherwise expressly provided herein, any notice, consent or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when received, and shall be addressed as follows:

         (a) If to Buyer:

                  REZconnect Technologies, Inc.
                  560 Sylvan Avenue
                  Englewood Cliffs, New Jersey 07632
                  Attention:  Michael Brent , President

                  with a copy to:

                  Carl N. Duncan, Esq.
                  5718 Tanglewood Drive
                  Bethesda, Maryland 20817

          (b) If to the Company or the Stockholders:

                  Yourtravelbiz.com, Inc.
                  200 West Third Street -Suite 600
                  Alton, Illinois 62002
                  Attn: Lloyd or Scott Tomer or Kim Sorensen

                  With a copy to:

                  Gerard S. DiFiore, Esq.
                  Reed Smith LLP
                  One Riverfront Plaza -- 1st Floor
                  Newark, New Jersey 07102


or at such other address or addresses as the party addressed may from time to time designate in writing. Any communication dispatched by telegram or telex shall be confirmed by letter.

         Section 12.8. Expenses. Each party hereto shall pay its own legal, accounting and other costs and expenses incurred in connection herewith and the transactions contemplated hereby.

         Section 12.9. Confidentiality. All information disclosed heretofore or hereafter by Buyer or the Company and the Stockholders to the other in connection with this Agreement shall be kept confidential by such other, and shall not be used otherwise than by such other in connection with this Agreement, except to the extent it was known when received or as it is or hereafter becomes lawfully obtainable from other sources, or to the extent such

                                                                  EXECUTION COPY

duty as to confidentiality and non-use is waived, in writing or except as may be required by court order or any governmental agency. Such obligation as to confidentiality and non-use shall survive any termination of this Agreement. In the event of termination of this Agreement, Buyer and the Stockholders shall use all reasonable efforts to return upon request to the other (or destroy) all documents (and reproductions thereof) received from the other (and, in the case of reproductions, all such reproductions made by the receiving party) that include information not within the exception contained in the first sentence of this Section 12.9.

         Section 12.10. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         Section 12.11. Amendments to Structure of Transaction. If the transaction as contemplated by this Agreement poses undue tax burdens, creates a materially and adverse affect on the financial statements of the Buyer or Company or is necessitated in order to comply with federal or state securities laws, the parties hereto will diligently and timely use their best efforts to restructure the transaction in a mutually agreeable manner, provided however any party requiring any change must state the terms of the proposed restructuring and give notice to the other parties to this Agreement in writing prior to November 30, 2004 and provided further if the parties do not agree on the proposed restructuring of this Agreement, any party to this Agreement following a thirty day right to cure period may terminate this Agreement by notice to the other parties on or before December 15, 2004 and no party shall have any liability to any other party for such termination.

         Section 12.12. Counterparts or Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same agreement and this Agreement may be executed by facsimile signatures which shall be valid and binding.

                                  [* * * * * *]

                                                                  EXECUTION COPY


         IN WITNESS WHEREOF, the parties hereto have caused their signatures to be affixed to this Agreement as of the date first above written.

                             REZCONNECT TECHNOLOGIES, INC.


                             By: ____________________________________
                                  Name: Michael Y. Brent
                                  Title:   Chairman and Chief Executive Officer

                             YOURTRAVELBIZ.COM, INC.


                             By: ____________________________________
                                  Name: J. Lloyd Tomer
                                  Title:   Chairman and Chief Executive Officer

                                                                  EXECUTION COPY


Stockholders' Signature Pages to the Amended Merger and Stock Exchange Agreement
dated    November   19,   2004   between    REZconnect    Technologies,    Inc.,
YourTravelBiz.com, Inc. and the Stockholders of YourTravelBiz.com, Inc.

                                  STOCKHOLDERS




---------------------------------------   --------------------------------------
     J. Kim Sorensen, Individually          J. Scott Tomer, Individually

GREAT RIVER ENTERPRISES LP


By:   ---------------------------------   --------------------------------------
     J.Lloyd Tomer,its General Partner     Sandra P.  Pippens,Individually
                                          (By J.Lloyd Tomer,as Attorney-in-Fact)
SERENITY ENTERPRISES LP


By:   ---------------------------------   --------------------------------------
   Peggy Stillwelt, its General Partner      John Simmons, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Wayne Simmons, Individually              Glenn Green, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Thayer Lindauer, Individually            Ronald Head, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Edward Maguire, Individually             Robert W. Simpson, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Camaron Corr, Individually               Kimberly Coppersmith, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)

                                                                  EXECUTION COPY

                                  Exhibit 4.18

                               Pre-Signing Conduct

         Company has advised the Buyer that its office location at 200 West Third Street, Suite 600, Alton, Illinois 62002 has been sold, and it is seeking a replacement lease for its operations.

                                                                  EXECUTION COPY

                                   Exhibit 9.7
                                    Consents
                               ARC Number Transfer

                                                                  EXECUTION COPY

                                                                  EXECUTION COPY



                               AMENDED MERGER AND
                            STOCK EXCHANGE AGREEMENT

                                TABLE OF CONTENTS

         (This Table of Contents is not a part of this Agreement and is attached only for convenience of reference.)


                            ARTICLE I
                  EXCHANGE OF THE COMMON STOCK

Section 1.1         Exchange of the Common Stock                                        1
Section 1.2         No Obligation to Exchange in Event of Default                       1

                           ARTICLE II
                     EXCHANGE CONSIDERATIONS

Section 2.1         Exchange Consideration                                              2
Section 2.2         Payment of Exchange Consideration                                   2

                           ARTICLE III
                             CLOSING

Section 3.1         Time and Place of Closing                                           2
Section 3.2         The Stockholders' and the Company's Particular Closing Deliveries   2
Section 3.3         Buyer's Particular Closing Deliveries                               3

                           ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF
                           THE COMPANY

Section 4.1         Organization and Capitalization of the Company                      3
Section 4.2         Power and Authority; Authority for Agreement                        3
Section 4.3         Articles of Incorporation and By-Laws of the Company                4
Section 4.4         Subsidiaries                                                        4
Section 4.5         No Violation to Result                                              4
Section 4.6         No Existing Defaults                                                4
Section 4.7         Financial Statements                                                5
Section 4.8         No Adverse Changes                                                  5
Section 4.9         Full Disclosure; Absence of Material Changes                        5
Section 4.10        Taxes                                                               6


                                       -i-

                                                                  EXECUTION COPY

Section 4.11        Title to Assets                                                     6
Section 4.12        Machinery and Equipment                                             6
Section 4.13        Litigation                                                          6
Section 4.14        Compliance with Laws                                                7
Section 4.15        Environmental Matters                                               7
Section 4.16        Licenses, Permits and Approvals                                     8
Section 4.17        True Copies                                                         8
Section 4.18        Pre-Signing Conduct of Business                                     8
Section 4.19        Survival of Representations and Warranties of the Company and the
                    Stockholders                                                        8
Section 4.20.       Intellectual Property                                               8
Section 4.21.       Company Due Diligence Investigation                                 9
Section 4.22        Material Contracts and Agreements                                  10

                            ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF
                     STOCKHOLDERS GENERALLY

Section 5.1         Authority for Agreement                                            10
Section 5.2         Title of Common Stock                                              10
Section 5.3         Investment Representations                                         11

                           ARTICLE VI
                       REPRESENTATIONS AND WARRANTIES OF BUYER

Section 6.1         Organization and Capitalization of Buyer                           12
Section 6.2         Power and Authority                                                12
Section 6.3         Certificate of Incorporation and By-Laws of Buyer                  12
Section 6.4         Authority for Agreement; Buyer's Common Stock, Preferred Stock
                    and Options                                                        12
Section 6.5         No Violation to Result                                             13
Section 6.6         Exchange Act Reports and Financial Statements                      13
Section 6.7         Full Disclosure; Absence of Material Changes                       14
Section 6.8         Taxes                                                              14
Section 6.9         Title to Assets                                                    14
Section 6.10        Real Property                                                      15
Section 6.11        Machinery and Equipment                                            15
Section 6.12        Brokers                                                            15
Section 6.13        Litigation                                                         15
Section 6.14        Compliance with Laws                                               15
Section 6.15        Environmental Matters                                              16
Section 6.16        Licenses, Permits and Approvals                                    16
Section 6.17        True Copies                                                        16
Section 6.18        Buyer's Common Stock                                               17
Section 6.19        Interest in the Company                                            17
Section 6.20        Disposition of the Company's Shares                                17
Section 6.21        Issuance of Stock                                                  17


                                       -ii-

                                                                  EXECUTION COPY

Section 6.22        Company's Historic Business                                        17
Section 6.23        Employee Benefit Plans                                             17
Section 6.24        Reporting Company Status                                           17
Section 6.25        Claims                                                             17
Section 6.26        Intellectual Property                                              17
Section 6.27        Buyer Due Diligence                                                18
Section 6.28        Current Report on Form 8-K; Section 14(f) Information              19
Section 6.29        No Existing Defaults                                               19
Section 6.30        Material Contracts and Agreements                                  20
Section 6.31        Survival of Representations and Warranties of Buyer                20

                           ARTICLE VII
                    CONDUCT AND TRANSACTIONS
                   PRIOR TO AND AFTER CLOSING

Section 7.1         Access to Properties and Records of Buyer                          20
Section 7.2         Interim Covenants of the Buyer                                     20
Section 7.3         Interim Covenants of the Company                                   21
Section 7.4         Public Announcements                                               22
Section 7.5         Compliance with Code Section 368(a)(1)(B)                          22
Section 7.6         Special Stockholder Meeting                                        22
Section 7.7         Series B Convertible Preferred Stock                               23
Section 7.8         Second Schedule 14F Statement                                      23

                          ARTICLE VIII
                      CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

Section 8.1         Stockholders' Approval                                             23
Section 8.2         Authority                                                          23
Section 8.3         Representations and Warranties of the Stockholders to be True      23
Section 8.4         No Material Adverse Change                                         23
Section 8.5         No Litigation                                                      23
Section 8.6         Consents Obtained                                                  24
Section 8.7         Legal Review                                                       24
Section 8.8         Certificate of the Company                                         24
Section 8.9         Derek Brent                                                        24


                           ARTICLE IX
                       CONDITIONS PRECEDENT TO THE STOCKHOLDERS' OBLIGATIONS

Section 9.1         Representations and Warranties of Buyer to be True                 24
Section 9.2         Authority                                                          24
Section 9.3         Officers' Certificate of Buyer                                     24
Section 9.4         Opinion of Buyer's Counsel                                         24
Section 9.5         The Buyer Has Complied with Covenants                              25


                                       -iii-

                                                                  EXECUTION COPY

Section 9.6         No Litigation                                                      25
Section 9.7         Consents Obtained                                                  25
Section 9.8         Legal Review                                                       25
Section 9.9         D & O Policy                                                       25
Section 9.10        Employment Agreements; Option Agreements                           25
Section 9.11        Stockholders' Agreements; Resultant Corporate Structure            25
Section 9.12        Buyer's Board of Directors; Schedule 14F Disclosures               26
Section 9.13        Tax Opinion                                                        26
Section 9.14        Lockup Agreements                                                  26
Section 9.15        Assignment  Agreement  between YTB Travel & Cruises,  Inc. and
                    YTB Travel  Network                                                26
                    Subsidiary
Section 9.16        Series B Convertible Preferred Stock                               26


                            ARTICLE X
                         FURTHER ASSURANCES OF THE STOCKHOLDERS

Section 10.1        Satisfaction of Conditions of the Stockholders                     26


                           ARTICLE XI
                           AMENDMENT, WAIVER AND TERMINATION

Section 11.1        Amendment                                                          27
Section 11.2        Waiver                                                             27
Section 11.3        Termination                                                        27

                           ARTICLE XII
                          MISCELLANEOUS

Section 12.1        Arbitration                                                        27
Section 12.2        Indemnification of Company Directors and Officers                  28
Section 12.3        Successors, Assigns and Third Parties                              29
Section 12.4        Governing Law                                                      29
Section 12.5        Severability                                                       29
Section 12.6        Certain Words                                                      30
Section 12.7        Notices                                                            30
Section 12.8        Expenses                                                           30
Section 12.9        Confidentiality                                                    30
Section 12.10       Headings                                                           31
Section 12.11       Amendments to Structure of Transaction                             31
Section 12.12       Counterparts or Facsimiles                                         31


                                                                  EXECUTION COPY


                                LIST OF EXHIBITS

      Exhibit A                List of Stockholders
      Exhibit B                Power of Attorney
      Exhibit C                Estimate of Exchange Consideration
      Exhibit D                Rights and Preferences of Preferred Stock
      Exhibit 4.6              No Existing Defaults
      Exhibit 4.8              No Adverse Changes
      Exhibit 4.11             Title to Assets
      Exhibit 4.13             Litigation
      Exhibit 4.14             Compliance with Laws
      Exhibit 4.15             Environmental Matters
      Exhibit 4.16             Licenses, Permits and Approvals
      Exhibit 4.18             Pre-signing Conduct of Business
      Exhibit 4.22             Material Contracts and Agreements
      Exhibit 6.1              Organization and Capitalization of Buyer
      Exhibit 6.5              No Violations to Result
      Exhibit 6.7              Full Disclosures; Absence of Material Changes
      Exhibit 6.9              Title to Assets
      Exhibit 6.10             Real Property
      Exhibit 6.11             Machinery and Equipment
      Exhibit 6.13             Litigation
      Exhibit 6.14             Compliance with Laws
      Exhibit 6.15             Environmental Matters
      Exhibit 6.16             Licenses, Permits and Approvals
      Exhibit 6.29             No Existing Defaults
      Exhibit 6.30             Material Contracts and Agreements
      Exhibit 9.4              Opinion of Buyer's Counsel

                                                                  EXECUTION COPY



------------------------------------------------------------------------------


                               AMENDED MERGER AND
                            STOCK EXCHANGE AGREEMENT

                                   dated as of
                                November 19, 2004

                                      among

                          REZCONNECT TECHNOLOGIES, INC.

                                       and

                             YOURTRAVELBIZ.COM, INC.

                                       and

                               THE STOCKHOLDERS OF
                             YOURTRAVELBIZ.COM, INC.

------------------------------------------------------------------------------

                                                                  EXECUTION COPY



                                    EXHIBIT A


                               SHARES OF COMPANY COMMON       PERCENTAGE OF
                                                                  BUYER
                                                              COMMON STOCK
      STOCKHOLDERS                  COMMON STOCK             TO BE RECEIVED
      ------------                  ------------             --------------
J. Kim Sorensen                       2,400,000                  18.75%
J. Scott Tomer                        2,400,000                  18.75%
Great River Enterprises, LP#1         6,800,000                  53.13%
Sandra J. Pippins                       120,000                    .94%
Serenity Enterprises LP#1               120,000                    .94%
John and Jayne Simmons                  125,000                    .98%
Glenn Green                             200,000                   1.56%
Thayer C. Lindauer                      200,000                   1.56%
Ronald Head                             200,000                   1.56%
Edward Maguire                          100,000                    .78%
Robert W. Simpson                        50,000                    .39%
Camaron Corr                             50,000                    .39%
Kimberlly Coppersmith                    35,000                    .27%

         TOTAL                       12,800,000                    100%

Prior to the Closing, the Company shall supply the Buyer with detailed instruction as to how the Exchange Consideration is to be issued and distributed amongst the Stockholders.

                                                                  EXECUTION COPY


                                   EXHIBIT C

                       Details of Exchange Consideration

11,351,845              Shares outstanding as of November 1, 2004
                        Less Adjustments
                        ----------------
(1,000,000)             Less Shares Being Cancelled Held by YTB
(   303,000)            Shares Issued Contingently for Services Returned to Treasury
------------
10,048,845              Plus Adjustments
                        ----------------
            900,000     Shares to Derek Brent
            500,000     Shares to G-V Capital Corp
             73,530     Shares to Glen Green
          1,473,530

11,522,375              Total Adjusted Shares outstanding before Merger
==========



Number of New Shares to be Issued to the Stockholders: 11,522,376
                                                       ----------

                                         Consisting of: 7,430,000
                                                        Common Shares of Buyer; and
                                                        4,092,376
                                                        Preferred Shares (Series B)




                                                                  EXECUTION COPY


                                    EXHIBIT D

                      Series B Convertible Preferred Stock
                             Rights and Preferences

              [EXHIBIT D TO AMENDED AND RESTATED MERGER AGREEMENT]


                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF



                          REZCONNECT TECHNOLOGIES, INC.
                            (a New York corporation)



        (Under Section 805 of New York Business Corporation Law ("BCL"))

         Pursuant to the provisions of Section 805 of the BCL, the undersigned, Michael Brent, being the President and Secretary of Rezconnect Technologies, Inc., a corporation organized and existing under the BCL of the State of New York (the "Corporation"), DOES HEREBY CERTIFY THAT:


         FIRST: The name of the Corporation is Rezconnect Technologies, Inc. The name under which the Corporation was formed was Playorena Inc.

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Department of the State of the State of New York on December 4, 1981, and Certificates of Amendment were filed with such Department on the following dates: May 4, 1984; December 21, 1984; March 20, 1987; January 8, 1990; January 10, 1990; January 25, 1999; and September 28, 1999; August 18, 2000; and
September 10, 2001.

         THIRD: The Certificate of Incorporation is hereby amended by the addition of the following provisions setting forth the number, designation, preferences and the relative, participating, optional or other rights and the qualifications, limitations or restrictions thereof relating to the Series B Convertible Preferred Stock (as defined below) as fixed by the Board of Directors of the Corporation, and in accordance with the provisions of Sections 501 and 502 of the BCL of the State of New York.

                                                                  EXECUTION COPY

         FOURTH: Pursuant to authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of its Certificate of Incorporation, as amended, said Board of Directors duly adopted upon unanimous written consent the following resolution:

         RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Section 502 of the BCL and in accordance with the provisions of its Certificate of Incorporation, a class of preferred stock of the Corporation to be known as Series B Convertible Preferred Stock is hereby created and provided for and the Board of Directors hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitations of such class in addition to those set forth in said Certificate of Incorporation, as amended, to be in their entirety as follows:

         1. Designation of Series of Preferred Stock. Of the 5,000,000 undesignated shares of the Corporation's authorized Preferred Stock, 4,092,376 shares shall be designated and known as "Series B Convertible Preferred Stock," par value $.001 per share (the "Series B Preferred Stock").

         2. Issuance; Rank. The issuance price of the Series B Preferred Stock shall be $1.45 per share (the "Original Purchase Price"). The Series B Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The date on which a share of Series B Preferred Stock was issued shall hereinafter be referred to as the "Original Issue Date" for such share.

         3. Dividends.

            3.1 No dividends  shall be declared or paid upon the Common Stock or other securities ranking junior to the Series B Preferred Stock unless equivalent dividends, on an as converted basis, are declared and paid concurrently on the Series B Preferred Stock.

         4. Liquidation, Dissolution or Winding Up.

            4.1 In the event of any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings (the "Corporate Assets") shall be distributed as follows:

               4.1.1 First, before any distribution of assets shall be made to the holders of, Common Stock, the holder of each share of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Corporate Assets an amount per share equal to the Original Purchase Price (subject to an Adjustment) plus all dividends, accrued but unpaid, on such share up to the date of distribution of the assets of the Corporation (the "Liquidation Preference"). If upon the occurrence of a Liquidation Event, the Corporate Assets shall be insufficient to pay the holders of shares of Series B Preferred Stock the Liquidation Preference, the holders of shares of Series B Preferred Stock and any class or series of stock, ranking on liquidation on a parity with the shares of Series B Preferred Stock, shall share ratably in the distribution of the entire remaining Corporate Assets in proportion to the respective amounts which


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would  otherwise  be payable  in  respect  of the shares  held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               4.1.2 Second, after distribution of the Liquidation Preference, the remaining Corporate Assets shall be distributed among the holders of Common Stock and the Series B Preferred Stock on a pro rata basis.

            4.2 For purposes of this Section 4, the term Liquidation Event shall be deemed to include (i) a statutory merger or consolidation of the Corporation into or with any other corporation, or a statutory merger or consolidation of any other corporation into or with the Corporation; (ii) a sale, transfer, exchange or lease of all or any part of the assets of the Corporation; and (iii) a purchase or redemption of all or a substantial part of the outstanding shares of any class or classes of capital stock of the Corporation.

            4.3 Written notice of such Liquidation Event, stating a payment date, the liquidation amount and the place where said liquidation amount shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

        5. Voting.

            5.1 Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held of record by such holder are convertible (as adjusted from time to time pursuant to Section 6 hereof) at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law and by the provisions of Section 5.2 below, the holders of shares of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.

            5.2 So long as any of the shares of Series B Preferred Stock are outstanding, the Corporation or, as applicable, any subsidiary shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting, as the case may be, separately as a class:

               5.2.1 merge with or into or consolidate with any other corporation or enter into any other similar transaction or series of related transactions after which the holders of the Corporation's voting securities immediately prior to such transaction or transactions own less than fifty (50%) percent of the voting power of the surviving entity in the transaction, or all or substantially all of the assets of the Corporation or any of its subsidiaries are sold;

               5.2.2 effectuate a liquidation, dissolution or winding up of the Corporation or any of its subsidiaries;

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               5.2.3 amend,  alter or repeal any provision of the Certificate of
Incorporation, the By-laws of the Corporation, in a manner that changes or modifies the rights, preferences, or privileges of the Series B Preferred Stock;

               5.2.4 authorize any other class or series of stock having parity with, or senior to, the Series B Preferred Stock;

               5.2.5 increase the authorized number of shares of the Series B Preferred Stock;

               5.2.6 redeem or repurchase shares of the Corporation's capital stock;

               5.2.7 effectuate a reclassification or recapitalization of' the outstanding capital stock of the Corporation;

               5.2.8 effect any sale, transfer, assignment, license or sublicense of any patent, copyright, trademark, trade name, software or other intellectual property that is used or developed by the Corporation or any subsidiary and is material to the conduct of its business;

               5.2.9 permit any subsidiary to issue or sell, or obligate itself to issue or sell, except to the Corporation or any wholly-owned subsidiary, any stock or other equity securities of such subsidiary;

               5.2.10 take any action which would result in taxation of the holders of Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986 (or any comparable provision of the Internal Revenue Code as hereafter from time to time as amended);

               5.2.11 create, form, incorporate or organize a subsidiary of the Corporation;

               5.2.12 make any change in the size or composition of the Board of Directors of the Corporation except in accordance with the provisions of that certain Amended Merger and Stock Exchange Agreement dated as of November 19, 2004 by and among the Corporation, YourTravelBiz.com, Inc. ("YTB") and the stockholders of YTB (the "Merger Agreement"); and the Stockholders' Agreement referenced in the Merger Agreement; or

               5.2.13 effect any offering of the securities of the Corporation or any of its subsidiaries.

         6. Optional Conversion. The holders of shares of Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            6.1 Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Purchase Price plus the amount of any unpaid dividends on such Series B Preferred Stock by the Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be the Original Purchase Price.

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Such  initial  Conversion  Price,  and the  rate at  which  shares  of  Series B
Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

               Upon a Liquidation Event of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of shares of Series B Preferred Stock.

            6.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

            6.3 Mechanics of Conversion.

               6.3.1 In order for a holder to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock at the office of the transfer agent for such shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or her or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of shares of Series B Preferred Stock, or to his or her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Other than as set forth in Section 7 below, if the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing of the sale of securities pursuant to such offering in which event the person entitled to receive the Common Stock issuable upon such conversion of the shares of Series B Preferred Stock shall not be deemed to have converted such shares of Series B Preferred Stock until immediately prior to the closing of such sale of securities.

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               6.3.2  The  Corporation  shall,  at all times  when the  Series B
Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               6.3.3 All shares of Series B Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and dividends or to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to eliminate the authorized Series B Preferred Stock or reduce the authorized number thereof as may be appropriate accordingly.

         6.4     Adjustments to Conversion Price for Diluting Issues:

               6.4.1. Special Definitions. For purposes of this Section 6.4, the following definitions shall apply:

                  (A) "Option" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below) or restricted stock, excluding rights, options or warrants to subscribe for, purchase or otherwise acquire up to 470,000 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes effected after the Original Issue Date) pursuant to any equity incentive plan or benefit plan approved by a majority of the Directors of the Corporation and any shares of Common Stock issued on exercise of such rights, options or warrants (such excluded securities, the "Reserved Option Shares").

                  (B) "Original Issue Date" shall have the definition set forth in Section 2.

                  (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Series B Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock or Preferred Stock.

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                  (D) "Additional  Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 6.4.3 below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                  (1) any securities issued as a stock dividend, stock split or other similar event in respect of Common Stock outstanding on the date hereof or Series B Preferred Stock;

                  (2) the Reserved Option Shares; and

                  (3) any conversion of the Series B Preferred Stock.

               6.4.2 No Adjustment of Conversion Price. Notwithstanding any provision herein to the contrary, no adjustment in the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Section 6.4.5) for all Additional Shares of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

               6.4.3 Issue of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and

                  (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no adjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (i) the Conversion Price on the original adjustment date,

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or (ii) the  Conversion  Price that would have  resulted  from any  issuance  of
Additional Shares of Common Stock between the original adjustment date and such readjustment date.

               6.4.4 Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall, after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4.3, without consideration or for a consideration per share less than the Conversion Price in effect on the date of, and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of shares of Common Stock that the Aggregate Consideration (as defined in Section 6.4.5 below) received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect prior to such issue; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue
(including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.

               6.4.5  Determination  of  Consideration.  For  purposes  of  this
Section 6.4, the "Aggregate Consideration" shall mean the net consideration received by the Corporation for the issue of all Additional Shares of Common Stock and shall be computed as follows:

                  (A) Cash and Property. Such consideration shall:

                  (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, after deducting therefrom any commissions, compensations or other expenses paid or incurred by the Corporation for any underwriting or placement of, or otherwise in connection with the issuance or sale of shares;

                  (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                  (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                  (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

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                  (x) the total  amount,  if any,  received or receivable by the
Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                  (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               6.4.6 Adjustment for Combinations or Consolidation of Common Stock. If, at any time after the Original Issue Date, the number of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock, then following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

               6.4.7 Adjustment for Stock Dividends, Splits, Etc. If the Corporation shall at any time after the applicable Original Issue Date fix a record date for the subdivision, split-up or stock dividend of shares of Common Stock, then, following the record date fixed for the determination of holders of shares of Common Stock entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares, provided, however, that the Conversion Price shall not be decreased at such time if the amount of such reduction would be an amount less than $0.10, but all such amount shall be carried forward and reduction with respect thereto made at the time of, and together with all, subsequent reduction that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.10 or more.

               6.4.8 Adjustment for Merger or Reorganization, Etc. In case of any consolidation, recapitalization or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision or combination provided for elsewhere in this Section 6 and other than a consolidation, merger or sale that is treated as a Liquidation Event pursuant to Section 4), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other Securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors ) shall be made in the application of the provisions in this Section 6 set forth with respect to the rights and interest thereafter of the holders of the shares of Series B Preferred Stock, to the end that the provisions set forth in this

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Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series B Preferred Stock.

            6.5 No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the shares of Series B Preferred Stock against impairment.

            6.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6 the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of the shares of Series B Preferred Stock.

            6.7 Notice of Record Date. In the event:

               6.7.1 that the Corporation takes a record of the holders of' any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or any other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

               6.7.2 that the Corporation subdivides or combines its outstanding shares of Common Stock;

               6.7.3 of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               6.7.4 of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B
Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record

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                                                                  EXECUTION COPY

date specified in (A) below or twenty (20) days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, Sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

        7. Automatic Conversion.

            7.1 Triggering Event. All outstanding shares of Series B Preferred Stock shall automatically convert to shares of Common Stock, at the then effective Conversion Price pursuant to Section 6, on the date that is five (5) business days following the last to occur of the following events: (i) the holding of a stockholders meeting authorizing and approving the amendment of the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock to 50 million shares; and a change in the name of the Corporation to YTB International, Inc., and (ii) the filing of a Certificate of Amendment reflecting the changes referenced in clause (i).

            7.2 No Further Action. In the case of an automatic conversion pursuant to this Section 7, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

            7.3 Surrender of Certificates; Retirement and Cancellation of Converted Shares. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

                                                                      EXHIBIT C

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                          REZCONNECT TECHNOLOGIES, INC.
                            (a New York corporation)



        (Under Section 805 of New York Business Corporation Law ("BCL"))

         Pursuant to the provisions of Section 805 of the BCL, the undersigned, Michael Brent, being the President and Secretary of REZconnect Technologies, Inc., a corporation organized and existing under the BCL of the State of New York (the "Corporation"), DOES HEREBY CERTIFY THAT:

     FIRST: The name of the Corporation is Rezconnect Technologies, Inc. The name under which the Corporation was formed was Playorena Inc.

     SECOND: The Certificate of Incorporation of the Corporation was filed with the Department of the State of the State of New York on December 4, 1981, and Certificates of Amendment were filed with such Department on the following dates: May 4, 1984; December 21, 1984; March 20, 1987; January 8, 1990; January 10, 1990; January 25, 1999; and September 28, 1999; August 18, 2000; and
September 10, 2001.

     THIRD: The Certificate of Incorporation is hereby amended by the addition of the following provisions setting forth the number, designation, preferences and the relative, participating, optional or other rights and the qualifications, limitations or restrictions thereof relating to the Series B Convertible Preferred Stock (as defined below) as fixed by the Board of Directors of the Corporation, and in accordance with the provisions of Sections 501 and 502 of the BCL of the State of New York.

     FOURTH: Pursuant to authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of its Certificate of Incorporation, as amended, said Board of Directors duly adopted upon unanimous written consent the following resolution:

     Resolved, that pursuant to the authority vested in the Board of Directors of the Corporation by Section 502 of the BCL and in accordance with the provisions of its Certificate of Incorporation, a class of preferred stock of the Corporation to be known as Series B Convertible Preferred Stock is hereby created and provided for and the Board of Directors hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitations of such class in addition to those set forth in said Certificate of Incorporation, as amended, to be in their entirety as follows:

     1. Designation of Series of Preferred Stock. Of the 5,000,000 undesignated shares of the Corporation's authorized Preferred Stock, 4,800,376 shares shall be designated and known as "Series B Convertible Preferred Stock," par value $.001 per share (the "Series B Preferred Stock").

     2. Issuance; Rank. The issuance price of the Series B Preferred Stock shall be $1.45 per share (the "Original Purchase Price"). The Series B Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The date on which a share of Series B Preferred Stock was issued shall hereinafter be referred to as the "Original Issue Date" for such share.

     3.  Dividends.

          3.1 No dividends shall be declared or paid upon the Common Stock or other securities ranking junior to the Series B Preferred Stock unless equivalent dividends, on an as converted basis, are declared and paid concurrently on the Series B Preferred Stock.

     4.  Liquidation,  Dissolution or Winding Up.

          4.1 In the event of any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings (the "Corporate Assets") shall be distributed as follows:

               4.1.1 First, before any distribution of assets shall be made to the holders of, Common Stock, the holder of each share of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Corporate Assets an amount per share equal to the Original Purchase Price (subject to an Adjustment) plus all dividends, accrued but unpaid, on such share up to the date of distribution of the assets of the Corporation (the "Liquidation Preference"). If upon the occurrence of a Liquidation Event, the Corporate Assets shall be insufficient to pay the holders of shares of Series B Preferred Stock the Liquidation Preference, the holders of shares of Series B Preferred Stock and any class or series of stock, ranking on liquidation on a parity with the shares of Series B Preferred Stock, shall share ratably in the distribution of the entire remaining Corporate Assets in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               4.1.2 Second, after distribution of the Liquidation Preference, the remaining Corporate Assets shall be distributed among the holders of Common Stock on a pro rata basis.

          4.2 For purposes of this Section 4, the term Liquidation Event shall be deemed to include (i) a statutory merger or consolidation of the Corporation into or with any other corporation, or a statutory merger or consolidation of any other corporation into or with the Corporation; (ii) a sale, transfer, exchange or lease of all or any part of the assets of the Corporation; and (iii) a purchase or redemption of all or a substantial part of the outstanding shares of any class or classes of capital stock of the Corporation.

          4.3 Written notice of such Liquidation Event, stating a payment date, the liquidation amount and the place where said liquidation amount shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty
(20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     5. Voting.

          5.1 Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held of record by such holder are convertible (as adjusted from time to time pursuant to Section 6 hereof) at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law and by the provisions of Section 5.2 below, the holders of shares of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.


          5.2 So long as any of the shares of Series B Preferred Stock are outstanding, the Corporation or, as applicable, any subsidiary shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting, as the case may be, separately as a class:

               5.2.1 merge with or into or consolidate with any other corporation or enter into any other similar transaction or series of related transactions after which the holders of the Corporation's voting securities immediately prior to such transaction or transactions own less than fifty (50%) percent of the voting power of the surviving entity in the transaction, or all or substantially all of the assets of the Corporation or any of its subsidiaries are sold;

               5.2.2 effectuate a liquidation, dissolution or winding up of the Corporation or any of its subsidiaries;

               5.2.3 amend, alter or repeal any provision of the Certificate of Incorporation, the By-laws of the Corporation, in a manner that changes or modifies the rights, preferences, or privileges of the Series B Preferred Stock;

               5.2.4 authorize any other class or series of stock having parity with, or senior to, the Series B Preferred Stock;

               5.2.5  increase the  authorized  number of shares of the Series B
Preferred   Stock;

               5.2.6 redeem or repurchase shares of the Corporation's capital stock;

               5.2.7 effectuate a reclassification or recapitalization of' the outstanding capital stock of the Corporation;

               5.2.8 effect any sale, transfer, assignment, license or sublicense of any patent, copyright, trademark, trade name, software or other intellectual property that is used or developed by the Corporation or any subsidiary and is material to the conduct of its business;

               5.2.9 permit any subsidiary to issue or sell, or obligate itself to issue or sell, except to the Corporation or any wholly-owned subsidiary, any stock or other equity securities of such subsidiary;

               5.2.10 take any action which would result in taxation of the holders of Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986 (or any comparable provision of the Internal Revenue Code as hereafter from time to time as amended);

               5.2.11 create, form, incorporate or organize a subsidiary of the Corporation; or

               5.2.12 effect any offering of the securities of the Corporation or any of its subsidiaries.

     6. Optional  Conversion.  The holders of shares of
Series  B  Preferred  Stock  shall  have  conversion   rights  as  follows  (the
"Conversion  Rights"):

          6.1 Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Purchase Price plus the amount of any unpaid dividends on such Series B Preferred Stock by the Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be the Original Purchase Price. Such initial Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

          Upon a Liquidation Event of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of shares of Series B Preferred Stock.

          6.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          6.3 Mechanics of Conversion.

               6.3.1 In order for a holder to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock at the office of the transfer agent for such shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or her or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of shares of Series B Preferred Stock, or to his or her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Other than as set forth in Section 7 below, if the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing of the sale of securities pursuant to such offering in which event the person entitled to receive the Common Stock issuable upon such conversion of the shares of Series B Preferred Stock shall not be deemed to have converted such shares of Series B Preferred Stock until immediately prior to the closing of such sale of securities.

               6.3.2 The Corporation shall, at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               6.3.3 All shares of Series B Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and dividends or to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series B

Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to eliminate the authorized Series B Preferred Stock or reduce the authorized number thereof as may be appropriate accordingly.

          6.4  Adjustments  to  Conversion  Price for  Diluting  Issues:

               6.4.1. Special Definitions. For purposes of this Section 6.4, the following definitions shall apply:

                    (A) "Option" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below) or restricted stock, excluding rights, options or warrants to subscribe for, purchase or otherwise acquire up to 475,000 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes effected after the Original Issue Date) pursuant to any equity incentive plan or benefit plan approved by a majority of the Directors of the Corporation and any shares of Common Stock issued on exercise of such rights, options or warrants (such excluded securities, the "Reserved Option Shares").
                    (B) "Original Issue Date" shall have the definition set forth in Section 2.

                    (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Series B Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock or Preferred Stock.

                    (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 6.4.3 below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                    (1) any securities issued as a stock dividend, stock split or other similar event in respect of Common Stock outstanding on the date hereof or Series B Preferred Stock;

                    (2) the Reserved Option Shares; and

                    (3) any conversion of the Series B Preferred Stock.

               6.4.2 No Adjustment of Conversion Price. Notwithstanding any provision herein to the contrary, no adjustment in the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Section 6.4.5) for all Additional Shares of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

               6.4.3 Issue of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible

Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and

                    (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no adjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

               6.4.4 Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall, after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4.3, without consideration or for a consideration per share less than the Conversion Price in effect on the date of, and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of shares of Common Stock that the Aggregate Consideration (as defined in Section 6.4.5 below) received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect prior to such issue; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue
(including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.

               6.4.5  Determination  of  Consideration.  For  purposes  of  this
Section 6.4, the "Aggregate Consideration" shall mean the net consideration received by the Corporation for the issue of all Additional Shares of Common Stock and shall be computed as follows:

               (A) Cash and Property. Such consideration shall:

               (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, after deducting therefrom any commissions, compensations or other expenses paid or incurred by the Corporation for any underwriting or placement of, or otherwise in connection with the issuance or sale of shares;

               (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

               (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

               (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

               (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

               (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               6.4.6 Adjustment for Combinations or Consolidation of Common Stock. If, at any time after the Original Issue Date, the number of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock, then following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

               6.4.7 Adjustment for Stock Dividends, Splits, Etc. If the Corporation shall at any time after the applicable Original Issue Date fix a record date for the subdivision, split-up or stock dividend of shares of Common Stock, then, following the record date fixed for the determination of holders of shares of Common Stock entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares, provided, however, that the Conversion Price shall not be decreased at such time if the amount of such reduction would be an amount less than $0.10, but all such amount shall be carried forward and reduction with respect thereto made at the time of, and together with all, subsequent reduction that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.10 or more.

               6.4.8 Adjustment for Merger or Reorganization, Etc. In case of any consolidation, recapitalization or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision or combination provided for elsewhere in this Section 6 and other than a consolidation, merger or sale that is treated as a Liquidation Event pursuant to Section 4), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other Securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors ) shall be made in the application of the provisions in this Section 6 set forth with respect to the rights and interest thereafter of the holders of the shares of Series B Preferred Stock, to the end that the provisions set forth in this
Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series B Preferred Stock.

          6.5 No  Impairment.  The  Corporation  will not, by  amendment  of its

Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the shares of Series B Preferred Stock against impairment.

          6.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6 the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of the shares of Series B Preferred Stock.

          6.7 Notice of Record Date. In the event:

               6.7.1 that the Corporation takes a record of the holders of' any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or any other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

               6.7.2 that the Corporation subdivides or combines its outstanding shares of Common Stock;

               6.7.3 of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               6.7.4 of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B
Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (A) below or twenty (20) days before the date specified in (B) below, a notice stating: (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or (B) the date on which such reclassification, consolidation, merger, Sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

     7. Automatic Conversion.

          7.1 Triggering Event. All outstanding shares of Series B Preferred Stock shall automatically convert to shares of Common Stock, at the then effective Conversion Price pursuant to Section 6, on the date that is five (5) business days following the last to occur of the following events: (i) the holding of a stockholders meeting authorizing and approving the amendment of the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock to 50 million shares; and a change in the name of the Corporation to YTB International, Inc., and (ii) the filing of a Certificate of Amendment reflecting the changes referenced in clause (i).

          7.2 No Further Action. In the case of an automatic conversion pursuant to this Section 7, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

          7.3 Surrender of Certificates; Retirement and Cancellation of Converted Shares. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

     FIFTH: This Certificate of Amendment has been duly authorized,  pursuant to
Section 803 of the Business Corporation Law of the State of New York, by a vote of at least a majority of the members of the Board of Directors of the Corporation and a majority of its shareholders.

     IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment Second on this 24th day of November 2004 and affirms the statements contained herein as true under penalties of perjury.

                                        REZCONNECT TECHNOLOGIES, INC.

                                        /s/ Michael Y. Brent
                                        ----------------------------------
                                        Michael Y. Brent, Chairman, President
                                        and Secretary

                                                                     EXHIBIT D



                          CERTIFICATE OF INCORPORATION

                                       OF

                             YTB INTERNATIONAL, INC.
                            (a Delaware corporation)





     FIRST: The name of this corporation shall be YTB International, Inc.

     SECOND: Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.

     THIRD: The purpose or purposes of the corporation shall be:

               To engage in any lawful act or activity for which corporations may be organized under the General
               Corporation Law of Delaware.

     FOURTH: The total number of shares of stock which this corporation is authorized to issue is 50,000,000 common shares and 5,000,000 preferred shares.

     FIFTH: The name and address of the incorporator is as follows: Carl N. Duncan, Esq., 5718 Tanglewood Drive, Bethesda, Maryland 20817

     SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

     SEVENTH: The number preferences and the relative, participating, optional or other rights and the qualifications, limitations or restrictions thereof relating to the Series B Convertible Preferred Stock (as defined below) shall be the following:

     1. Designation of Series of Preferred Stock. Of the 5,000,000 undesignated shares of the Corporation's authorized Preferred Stock, 4,800,376 shares shall be designated and known as "Series B Convertible Preferred Stock," par value $.001 per share (the "Series B Preferred Stock").
     2. Issuance; Rank. The issuance price of the Series B Preferred Stock shall be $1.45 per share (the "Original Purchase Price"). The Series B Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The date on which a share of Series B Preferred Stock was issued shall hereinafter be referred to as the "Original Issue Date" for such share.

     3.  Dividends.

          3.1 No dividends shall be declared or paid upon the Common Stock or other securities ranking junior to the Series B Preferred Stock unless equivalent dividends, on an as converted basis, are declared and paid concurrently on the Series B Preferred Stock.

     4.  Liquidation,  Dissolution  or  Winding  Up.
          4.1 In the event of any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings (the "Corporate Assets") shall be distributed as follows:
               4.1.1 First, before any distribution of assets shall be made to the holders of, Common Stock, the holder of each share of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Corporate Assets an amount per share equal to the Original Purchase Price (subject to an Adjustment) plus all dividends, accrued but unpaid, on such share up to the date of distribution of the assets of the Corporation (the "Liquidation Preference"). If upon the occurrence of a Liquidation Event, the Corporate Assets shall be insufficient to pay the holders of shares of Series B Preferred Stock the Liquidation Preference, the holders of shares of Series B Preferred Stock and any class or series of stock, ranking on liquidation on a parity with the shares of Series B Preferred Stock, shall share ratably in the distribution of the entire remaining Corporate Assets in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               4.1.2 Second, after distribution of the Liquidation Preference, the remaining Corporate Assets shall be distributed among the holders of Common Stock on a pro rata basis.

          4.2 For purposes of this Section 4, the term Liquidation Event shall be deemed to include (i) a statutory merger or consolidation of the Corporation into or with any other corporation, or a statutory merger or consolidation of any other corporation into or with the Corporation; (ii) a sale, transfer, exchange or lease of all or any part of the assets of the Corporation; and (iii) a purchase or redemption of all or a substantial part of the outstanding shares of any class or classes of capital stock of the Corporation.

          4.3 Written notice of such Liquidation Event, stating a payment date, the liquidation amount and the place where said liquidation amount shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty
(20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     5. Voting.

          5.1 Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held of record by such holder are convertible (as adjusted from time to time pursuant to Section 6 hereof) at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law and by the provisions of Section 5.2 below, the holders of shares of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.
          5.2 So long as any of the shares of Series B Preferred Stock are outstanding, the Corporation or, as applicable, any subsidiary shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting, as the case may be, separately as a class:
               5.2.1  merge  with  or  into  or   consolidate   with  any  other
corporation or enter into any other similar transaction or series of related transactions after which the holders of the Corporation's voting securities immediately prior to such transaction or transactions own less than fifty (50%) percent of the voting power of the surviving entity in the transaction, or all or substantially all of the assets of the Corporation or any of its subsidiaries are sold;
               5.2.2 effectuate a liquidation,  dissolution or winding up of the
Corporation or any of its subsidiaries;
               5.2.3 amend,  alter or repeal any provision of the Certificate of
Incorporation, the By-laws of the Corporation, in a manner that changes or modifies the rights, preferences, or privileges of the Series B Preferred Stock;
               5.2.4  authorize any other class or series of stock having parity with, or senior to, the Series B Preferred Stock;
               5.2.5  increase the  authorized  number of shares of the Series B
Preferred Stock;
               5.2.6 redeem or repurchase  shares of the  Corporation's  capital stock;
               5.2.7 effectuate a reclassification or  recapitalization  of' the outstanding capital stock of the Corporation;
               5.2.8  effect  any  sale,   transfer,   assignment,   license  or
sublicense of any patent, copyright, trademark, trade name, software or other intellectual property that is used or developed by the Corporation or any subsidiary and is material to the conduct of its business;
               5.2.9 permit any subsidiary to issue or sell, or obligate  itself to issue or sell, except to the Corporation or any wholly-owned subsidiary, any stock or other equity securities of such subsidiary;
               5.2.10  take any action  which  would  result in  taxation of the holders of Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986 (or any comparable provision of the Internal Revenue Code as hereafter from time to time as amended);
               5.2.11 create, form,  incorporate or organize a subsidiary of the
Corporation; or
               5.2.12 make any change in the size or composition of the Board of
Directors of the Corporation except in accordance with the provisions of that certain Amended Merger and Stock Exchange Agreement dated as of November 19, 2004 by and among the Corporation, YourTravleBiz.com, Inc. ("YTB") and the stockholders of YTB (the "Merger Agreement") and the Stockholders' Agreement referenced in the Merger Agreement; or

               5.2.13 effect any offering of the securities of the Corporation or any of its subsidiaries.

     6. Optional Conversion. The holders of shares of Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          6.1 Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Purchase Price plus the amount of any unpaid dividends on such Series B Preferred Stock by the Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be the Original Purchase Price. Such initial Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. Upon a Liquidation Event of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of shares of Series B Preferred Stock.

          6.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          6.3 Mechanics of Conversion.

               6.3.1 In order for a holder to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock at the office of the transfer agent for such shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or her or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of shares of Series B Preferred Stock, or to his or her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Other than as set forth in Section 7 below, if the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing of the sale of securities pursuant to such offering in which event the person entitled to receive the Common Stock issuable upon such conversion of the shares of Series B Preferred Stock shall not be deemed to have converted such shares of Series B Preferred Stock until immediately prior to the closing of such sale of securities.
               6.3.2 The Corporation shall, at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
               6.3.3 All shares of Series B Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and dividends or to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to eliminate the authorized Series B Preferred Stock or reduce the authorized number thereof as may be appropriate accordingly.

          6.4  Adjustments  to  Conversion  Price for  Diluting  Issues:
               6.4.1. Special Definitions. For purposes of this Section 6.4, the following definitions shall apply:

                    (A) "Option" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below) or restricted stock, excluding rights, options or warrants to subscribe for, purchase or otherwise acquire up to 470,000 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes effected after the Original Issue Date) pursuant to any equity incentive plan or benefit plan approved by a majority of the Directors of the Corporation and any shares of Common Stock issued on exercise of such rights, options or warrants (such excluded securities, the "Reserved Option Shares").
                    (B) "Original Issue Date" shall have the definition set forth in Section 2.
                    (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Series B Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock or Preferred Stock.
                    (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 6.4.3 below, deemed to be issued) by the Corporation after the Original Issue Date, other than:
                    (1) any securities issued as a stock dividend, stock split or other similar event in respect of Common Stock outstanding on the date hereof or Series B Preferred Stock;
                    (2) the Reserved  Option  Shares;  and
                    (3) any conversion of the Series B Preferred Stock.

               6.4.2 No Adjustment of Conversion Price. Notwithstanding any provision herein to the contrary, no adjustment in the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Section 6.4.5) for all Additional Shares of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

               6.4.3 Issue of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common

Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and
                    (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no adjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.
               6.4.4 Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall, after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4.3, without consideration or for a consideration per share less than the Conversion Price in effect on the date of, and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of shares of Common Stock that the Aggregate Consideration (as defined in Section 6.4.5 below) received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect prior to such issue; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue
(including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.
               6.4.5  Determination  of  Consideration.  For  purposes  of  this
Section 6.4, the "Aggregate Consideration" shall mean the net consideration received by the Corporation for the issue of all Additional Shares of Common Stock and shall be computed as follows:
                    (A) Cash and Property. Such consideration shall:
                    (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, after deducting therefrom any commissions, compensations or other expenses paid or incurred by the Corporation for any underwriting or placement of, or otherwise in connection with the issuance or sale of shares;
                    (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                    (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                    (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

                    (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                    (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               6.4.6 Adjustment for Combinations or Consolidation of Common Stock. If, at any time after the Original Issue Date, the number of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock, then following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

               6.4.7 Adjustment for Stock Dividends, Splits, Etc. If the Corporation shall at any time after the applicable Original Issue Date fix a record date for the subdivision, split-up or stock dividend of shares of Common Stock, then, following the record date fixed for the determination of holders of shares of Common Stock entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares, provided, however, that the Conversion Price shall not be decreased at such time if the amount of such reduction would be an amount less than $0.10, but all such amount shall be carried forward and reduction with respect thereto made at the time of, and together with all, subsequent reduction that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.10 or more.

               6.4.8 Adjustment for Merger or Reorganization, Etc. In case of any consolidation, recapitalization or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision or combination provided for elsewhere in this Section 6 and other than a consolidation, merger or sale that is treated as a Liquidation Event pursuant to Section 4), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other Securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors ) shall be made in the application of the provisions in this Section 6 set forth with respect to the rights and interest thereafter of the holders of the shares of Series B Preferred Stock, to the end that the provisions set forth in this
Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable  upon the conversion of the shares of Series B Preferred  Stock.
          6.5 No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the shares of Series B Preferred Stock against impairment.
          6.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6 the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of the shares of Series B Preferred Stock.
          6.7 Notice of Record Date. In the event:
               6.7.1 that the Corporation takes a record of the holders of' any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or any other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;
               6.7.2 that the Corporation subdivides or combines its outstanding shares of Common Stock;
               6.7.3 of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or
               6.7.4 of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B
Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (A) below or twenty (20) days before the date specified in (B) below, a notice stating:
                    (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or
                    (B) the date on which such reclassification, consolidation, merger, Sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.
     7. Automatic Conversion.
          7.1 Triggering Event. All outstanding shares of Series B Preferred Stock shall automatically convert to shares of Common Stock, at the then effective Conversion Price pursuant to Section 6, on the date that is five (5) business days following the last to occur of the following events: (i) the holding of a stockholders meeting authorizing and approving the amendment of the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock to 50 million shares; and a change in the name of the Corporation to YTB International, Inc., and (ii) the filing of a Certificate of Amendment reflecting the changes referenced in clause (i).
          7.2 No Further Action. In the case of an automatic conversion pursuant to this Section 7, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.
          7.3 Surrender of Certificates; Retirement and Cancellation of Converted Shares. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.
     EIGHTH: This Certificate of Amendment has been duly authorized, pursuant to
Section 803 of the Business Corporation Law of the State of New York, by a vote of at least a majority of the members of the Board of Directors of the Corporation and a majority of its shareholders.

     NINTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed signed and acknowledged this certificate of incorporation this 4th day of January 2005.

                                           /s/ Carl N. Duncan
                                           ------------------
                                           Carl N. Duncan, Esq., Incorporator

                                                                     EXHIBIT E




                  DELAWARE CERTIFICATE OF OWNERSHIP AND MERGER

                                     Merging

                          REZconnect Technologies, Inc.
                            (a New York corporation)

                                      Into

                             YTB International, Inc.
                            (a Delaware corporation)

        (Pursuant to Section 253 of the Delaware General Corporation Law)

     REZconnect Technologies, Inc., a corporation organized and existing under the laws of the State of New York ("REZT"), DOES HEREBY CERTIFY:

     FIRST: REZT was incorporated on the 4th day of December 1981, pursuant to the Business Corporation Law of New York, the provisions of which permit the merger of a parent corporation organized and existing under the laws of such State into a subsidiary corporation organized and existing under the laws of the State of Delaware.

     SECOND: REZT owns one hundred percent (100%) of the outstanding shares of the common stock, $.001 par value per share (the "YTBI Common Stock"), of YTB International, Inc., a corporation incorporated on the 3rd day of January 2005, pursuant to the General Corporation Law of the State of Delaware ("YTBI"), and having both classes of Common Stock, $.001 par value per share ("REZT Common Stock") and Series B Convertible Preferred Stock. $.001 par value per share ("REZT Preferred Stock").

     THIRD: REZT, by the following resolutions of its Board of Directors, adopted by the unanimous written consent of the members thereof, filed with the minutes of the Board, pursuant to Sections 906 and 907 of the New York Business Corporation Law on January 3, 2005, determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware does hereby merge itself into YTBI.

     WHEREAS, REZT is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of YTBI Common Stock; and

     WHEREAS, the REZT Common Stock and the REZT Preferred Stock are the only issued and outstanding classes of stock of REZT ; and

     WHEREAS, REZT desires to merge itself into YTBI pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

     NOW, THEREFORE, BE IT RESOLVED, that effective upon the filing of an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of Delaware, having already received the requisite majority approval of REZT's controlling stockholders, REZT merges itself into and it hereby does merge itself into YTBI which will assume all of the obligations of REZT; and it is further

          RESOLVED,  that the terms and conditions of the merger are as follows:
Upon the proposed merger becoming effective, each outstanding share of REZT Common Stock and REZT Series B Convertible Preferred owned of record by REZT stockholders shall cease to be outstanding, without any payment being made in respect thereof; and each issued and outstanding share of (i) REZT Common Stock shall be converted into one (1) share of YTBI Common Stock and (ii) REZT Preferred Stock shall be converted into one (1) share of YTBI Series B Convertible Preferred, $.001 par value per share, certificates for which shall be issued to the respective stockholders of YTBI upon surrender to American Stock Transfer Company and Trust, the company's transfer agent, of such stockholder's certificates formerly representing such shares respectively of REZT Common Stock and REZT Preferred Stock; and it is further

          RESOLVED, that the proposed merger, having already received the requisite majority shareholder approval from its controlling shareholders, shall provide that YTBI, as the surviving corporation in the Merger, shall provide its shareholders a Schedule 14C Information Statement promptly after the SEC staff advises it has no further comments; and

          RESOLVED, that the Chief Executive Officer, President or any Officer of YTBI be and each of them hereby is authorized to make and execute, and the Secretary of YTBI or any Assistant Secretary be and each hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions providing for the merger of REZT into YTBI, and the date of adoption hereof, and to cause the same to be filed with the Secretary of State of Delaware and do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said merger.

         FOURTH: That the merger has been approved by an affirmative vote of a majority of the votes cast by the holders of a majority of the outstanding stock of REZT entitled to vote thereof without a meeting in the manner prescribed by Sections 906 and 907 of the New York Business Corporation Law.

IN WITNESS WHEREOF, REZT has caused this Certificate to be signed by Michael Y. Brent, its Chief Executive Officer, and attested by Derek Brent, its Secretary, this 3rd day of January 2005. REZconnect Technologies, Inc. (a New York corporation)

                                     By: /s/ Michael Y. Brent__
                                         --------------------
                                         Michael Y. Brent, CEO

                                     ATTEST:


                                     By: /s/ Derek Brent
                                         Derek Brent,Secretary

                                                                      EXHIBIT F


                    CERTIFICATE OF AMENDMENT No. 2 TO

                       THE CERTIFICATE OF INCORPORATION OF

                             YTB INTERNATIONAL, INC.
                            (a Delaware corporation)


         FIRST:  The name of this Corporation is YTB International, Inc.

         SECOND: The Corporation's registered office in the State of Delaware is located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

         THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of stock which this Corporation is authorized to issue is 50,000,000 common shares and 5,000,000 preferred shares, each having a par value of $.001.

         FIFTH: The name and address of the incorporator is as follows: Carl N. Duncan, Esq., 5718 Tanglewood Drive, Bethesda, Maryland 20817

         SIXTH: The number, preferences, dividends, convertibility and relative, participating, optional, liquidating, dissolution, voting, rank or other rights as well as the qualifications, limitations or restrictions thereof relating to the Corporation's preferred stock shall be "blank check" in character, namely any rights determined by its Board of Directors in its collective judgment to be in the best interests of the Corporation.

         SEVENTH: As provided in Section 228 of the Delaware General Corporation Law, any action taken at any annual or special meeting of the Corporation's stockholders, or required to be taken under the Delaware General Corporation Law, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, effective upon delivery to an officer of the Corporation having custody of the Minute Book of the Corporation.

       EIGHTH:  Directors:

       (a) Elections of directors of the Corporation need not be by written ballot, except and to the extent provided in the By-laws of the Corporation.
       (b) To the fullest extent  permitted by the General  Corporation Law as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) pursuant to Section 174 of the Delaware General Corporation Law; or
            (iv) for any transaction from which the director derived an improper personal benefit.


       (c) No amendment to or repeal of this Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

       NINTH:  Indemnification of Directors, Officers and Others

       (a)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
       (b)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
       (c) To the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article NINTH, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.
       (d) Any indemnification under Sections (a) and (b) of this Article NINTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections (a) and
            (b). Such determination shall be made, with respect to a per-son who is a director or officer at the time of such determination, (i) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; (iii) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (iv) by the stockholders of the Corporation.
       (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article NINTH. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.
       (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article NINTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.
       (g)  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.
       (h)  For  purposes  of  this  Article   NINTH,   references  to  the
            "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constit-uent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article NINTH with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.
       (i) For purposes of this Article NINTH, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with re-spect to an employee benefit plan; and references to "serving at the request of the "Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or Benefi- ciaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article NINTH.
      (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article NINTH shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       TENTH: By-Laws: The directors of the Corporation shall have the power to adopt, amend or repeal the By-Laws as it shall determine in its collective judgment to be in the best interests of the Corporation.

       ELEVENTH: Reorganization: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any Compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     TWELFTH: Amendment: The Corporation reserves the right to amend, alter, change or repeal any provision of this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred on stockholders in this Certificate of Incorporation are subject to this reservation.

         IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer signed and acknowledged this Certificate of Amendment to this Certificate of Incorporation this 25th day of February 2005.

                                       /s/ Michael Y. Brent
                                       --------------------
                                       Michael Y. Brent, Chief Executive Officer
                                       YTN International, Inc.

                                                                      EXHIBIT G

                                                                      EXHIBIT H

                              LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                            SHARES OF COMMON STOCK OF
                          REZCONNECT TECHNOLOGIES, INC.
                            (A NEW YORK CORPORATION)

           CONVERTED INTO A RIGHT TO RECEIVE SHARES OF COMMON STOCK OF
                             YTB INTERNATIONAL, INC.
                            (A DELAWARE CORPORATION)

                  PURSUANT                                TO THE
                                                          REINCORPORATION, NAME
                                                          CHANGE AND INCREASE IN
                                                          AUTHORIZED COMMON
                                                          STOCK OF REZCONNNECT
                                                          TECHNOLOGIES, INC.

                SURRENDER CERTIFICATES FOR SHARES OF COMMON STOCK
                      OF REZCONNECT TECHNOLOGIES, INC. TO:


By Mail:                                                By Hand:
American Stock Transfer Company      American Stock Transfer Company
Attention: ________, _______         Attention: _________,  ____________
59 Maiden Lane                       ____________________________
New York, New York 10038             ____________________________
Telephone: (800)  937-5449           Telephone: (___) ____-_____
Facsimile:   (718) 849-1352          Facismile:   (___) ____-_____

                             For  information  call:  (____) ______-______

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If Company Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.




                 DESCRIPTION OF COMPANY CERTIFICATES SURRENDERED
                                                                   -
Name(s) and Address(es) of Company Certificate(s) Enclosed Registered Owner(s) (Attach additional (Please fill in, if blank) list if necessary)

------------------------------------------------        ------------------------
    ----------------------------
    ----------------------------
   Telephone:  (_____) _____- _____
   Total Number of Shares Represented By Company Certificate Number(s)
   Total Shares:____________________

                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Gentlemen:

The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") repre-senting shares of common stock, par value $.001 per share of REZconnect Technologies, Inc. (the "REZT Common Stock"), for cancellation in exchange for shares of common stock, par value $.001 ("YTBI Common Stock"), of YTB International, Inc. at the exchange ratio of one share of YTBI Common Stock for each share of Company Common Stock surrendered hereby pursuant to a merger of YourTravelBiz.com, Inc. into the Company and subsequent reincorporation in Delaware. "Effective Date"). The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

The undersigned understands that a certificate representing REZT Common Stock will be sent by mail as soon as practicable following the receipt of the Company Common Stock and this Letter of Transmittal or delivered by other reasonable procedure requested by the undersigned and agreed to by the Company.

Please issue and deliver the certificate representing the number of shares of the Company Common Stock to which the undersigned is entitled in exchange for the REZT Common Stock surrendered pursuant to this Letter of Transmittal and, if applicable, the check in payment of any canceled fractional interests to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.


SPECIAL  REGISTRATION  AND  PAYMENT INSTRUCTIONS   (See  Instruction  2  below)

COMPLETE ONLY if the Company Certificates are to be registered in the name of, and any check for cash payment is to be made payable to, and both are to be sent to, a person OTHER than the name(s) of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED."

Issue and mail certificate and check to:

Name  ______________________________
(Please  Print)

Address  ___________________________

-----------------------------------
(Include  Zip  Code)

-----------------------------------
(Signature)

-----------------------------------
(Tax  Identification  or  Social Security  Number)
(See  Substitute  Form  W-9)

SPECIAL  DELIVERY  INSTRUCTIONS
(See  Instruction  2  below)

COMPLETE ONLY if the Company Certificates are to be issued in the name of , and any check is to be made payable to, the undersigned, but are to be sent OTHER than to the address of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED" or, if the box immediately to the left is filled in, OTHER THAN to the address appearing therein.

Mail  or  deliver  to:

Name  _____________________________
(Please  Print)

Address  __________________________

----------------------------------
(Include  Zip  Code)

----------------------------------
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the REZT Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the REZT Certificates.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

----------------------

----------------------
(Signature(s) of Shareholder(s)
Dated: ______ ____, 2005

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the REZT Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s):

-----------------------------
   (Please Type or Print)
-----------------------------
Capacity  (Full  Title)


-----------------------------

-----------------------------

Address (including  Zip  Code)

----------------------------
Area  Code  and  Tel.  No.

----------------------------
Tax  Identification  or Social  Security  No.

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

---------------------------
Authorized  Signature

---------------------------
Name (Please Type or Print)

---------------------------
Name  of  Firm

---------------------------

---------------------------

Address (Including Zip Code)

---------------------------
Area  Code  and  Telephone No.
Dated: __________ ____, 2005

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments made following the merger and reincorporation. Please review the Instructions and the information provided under "Important Tax Information" in this Letter of Transmittal.

INSTRUCTIONS

1. DELIVERY OF LETTER OF TRANSMITTAL AND COMPANY CERTIFICATES. REZT Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to the Company at the address shown on the face of this Letter of Transmittal. If any of the REZT Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of REZT Certificates. The method of delivery of this Letter of Transmittal, the REZT Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by the Company. A Letter of Transmittal, the REZT Certificates and any other required documents must be properly received by the Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the REZT Certificates to pass to the Company. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Company Certificate(s) are surrendered (i) by the registered holder of Company Common Stock who has not completed the box entitled "Special Payment nstructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

3. SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the REZT Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the REZT Certificates without alteration, enlargement or any change whatsoever.

If any REZT Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or any REZT Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person's authority so to act.

4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of REZT Certificates hereunder will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any REZT Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Indicate the name and address of the person(s) to which REZT Certificates are to be issued or to which any applicable payment for the Company Common Stock is to be made or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Michael Brent, CEO, YTB International, Inc. located at: 560 Sylvan Avenue--Suite 300, Englewood Cliffs 07632 (Telephone: 800-669-9000, Ext. 22).

7. INADEQUATE SPACE. If the space provided on this Letter of Transmittal is inadequate, the Company Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

8. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF COMPANY CERTIFICATES; LOST COMPANY CERTIFICATES. A shareholder will not receive any Company Common Stock for REZT Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to the Company, together with the REZT Certificates representing such Common Stock and any required accompanying evidences of authority in form satisfactory to the Company. If the REZT Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Company will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed REZT Certificates. No interest will be paid on any amount due for REZT or Company Certificates.

9. SUBSTITUTE FORM W-9. Each shareholder is required to provide the Company with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the payment. The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN within 60 days, the Compay is required to withhold 31% of all payments of such cash thereafter until a TIN is provided to the Company.

                            IMPORTANT TAX INFORMATION

Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

                    PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
                 CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                      ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
                                  INSTRUCTIONS.

PURPOSE  OF  SUBSTITUTE  FORM  W-9

To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

WHAT  NUMBER  TO  GIVE  THE COMPANY

The shareholder is required to give the Company the Social Security number or employer identification number of the record owner of the REZT Certificates. If the Company Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                  PAYER'S NAME:  YTB INTERNATIONAL, INC.

  PART 1 PLEASE PROVIDE YOUR TIN IN THE SPACE BELOW AND CERTIFY BY SIGNING AND
                                 DATING PART 3.

Social  Security  Number  _________________________________________
OR SUBSTITUTE  FORM  W-9     Employer  Identification Number_______________

PART 2 Check the box if you are NOT subject to back up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding

PART 3 CERTIFICATION - Under penalties of perjury, I certify that the Tax Information Number ("TIN") provided on this form is true, correct and complete.

-------------------------------
Signature:

Date:   ______________ ____, 2005


NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                                                      EXHIBIT I


                             YTB INTERNATIONAL, INC.

                   2004 Stock Option and Restricted Stock Plan
                        (Adopted as of December 8, 2004)

Section 1.        Purpose; Definitions.

     1.1 Purpose. The purpose of the YTB International, Inc. (the "Company") 2004 Stock Option and Restricted Stock Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

          (d) "Committee" means the Compensation Committee of the Board or such persons as shall be designated by the President of the company, or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. The Committee shall consist of disinterested persons appointed by the Board who, during the one year period prior to commencement of service on the Committee, shall not have participated in, and while serving and for one year after serving on the Committee, shall not be eligible for selection as persons to whom awards of Stock may be allocated, or to whom Stock Options may be granted under the Plan or any other discretionary plan of the Company, under which participants are entitled to acquire Stock or Stock Options of the Company. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

          (e) "Common Stock" means the Common Stock of the Company, no par value per share.

          (f) "Company" means YTB International, Inc., a corporation organized under the laws of the State of Delaware.

          (g) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

          (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company and for whom a withholding obligation exists under Section 3401 of the Code by the employing corporation, as applicable. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

          (j) "Effective Date" means the date set forth in Section 11.

          (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or NASDAQ, as the case may be;
     (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

          (l) "Holder" means a person who has received an award under the Plan.

          (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (o) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

          (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

          (q) "Plan" means the YTB International, Inc., 2004 Stock Option and Restricted Stock Plan, as hereinafter amended from time to time.

          (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below.

          (s) "Stock" means the Common Stock of the Company, no par value per share.

          (t) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

          (u) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section  2.       Administration.

     2.1 Committee Membership. The Plan shall be administered by the Board or a Committee or such persons as shall be designated by the President of the Company. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

     2.2 Powers of Committee. The Committee shall have full authority, subject to Section 2.3 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options and (ii) Restricted Stock grants. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

          (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options and/or Restricted Stock, may from time to time be awarded hereunder.

          (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

          (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

          (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

          (e) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

          (f) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

     2.3 Interpretation of Plan.

          (a) Committee Authority. Subject to Section 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

          (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
     Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.        Stock Subject to Plan.

     The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 5,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to a Stock Option, or any shares of Stock that are subject to any Restricted Stock granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

Section 4.        Eligibility.

     4.1 General. Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

                                I. STOCK OPTIONS

Section 5.        Stock Options.

     5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option granted under this Plan may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.)

     5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of 10% Stockholder); and (ii) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as defined above.

          (b) Option Term. Subject to the limitations in Section 5.1, the term of each Stock Option shall be fixed by the Committee.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

          (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

          (e) Transferability. No Stock Option shall be transferable by the Holder otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

          (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder that has not fully vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement. Any fully vested option may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder that has not fully vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement. Any fully vested option may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Other Termination. Subject to the provisions of Section 12.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

          (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and any Subsidiary) shall not exceed $100,000.

          (j) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

          (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of an agreement (a "Stock Option Agreement"), or an amendment thereto, executed by the company and the Holder. Each Stock Option Agreement shall set forth (1) the number of shares underlying the Stock Options awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.

                           II. RESTRICTED STOCK GRANTS

Section 6.        Grant of Restricted Stock Awards

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, (1) to determine the eligibility of any individual to receive an award of Restricted Stock under the Plan, (2) to select from among the eligible individuals the persons who are to receive such awards and (3) to determine the number of shares of Restricted Stock to be awarded to any eligible person selected by the Committee and the terms and conditions of the award. In determining the number of shares of Restricted Stock to be granted to any Holder and the terms and conditions of such award, the Committee shall consider the position and responsibilities of the individual being considered, the nature and value to the Company of his or her services, his or her present and/or potential contribution to the success of the Company, and such other factors as the Committee may deem relevant.


Section 7.        Terms and Conditions of Restricted Stock Awards

     Awards of Restricted Stock granted under the Plan shall be subject to the following terms and conditions:

          7.1 Date of Awards. Awards of Restricted Stock shall be made only as of a Valuation Date, as defined in Section 7.9.

          7.2 Vesting Conditions. Awards under the Plan shall consist of a specified number of shares of Stock ("Restricted Stock") awarded to a Holder subject to the satisfaction of one or more vesting conditions determined and specified by the Committee at the time of the award. Such vesting conditions may include:

               (i) Service Conditions. A requirement that the Holder remain in the service of the Company as an employee, director, member of an Advisory Board, consultant, advisor and/or in such other capacity or capacities as the Committee may specify (hereinafter referred to as the Holder's "Service") from the date of the award through the Valuation Date or Valuation Dates specified by the Committee at the time of the award;

               (ii) Performance Conditions. Satisfaction of such requirements relating to the performance of the Company, any department, unit or other portion thereof or the Holder individually as the Committee may determine and specify at the time of the award; and/or

               (iii) Other  Conditions.  Such other conditions to the vesting of
          the  shares  of  Restricted   Stock  as  the  Committee  may,  in  its
          discretion, determine and specify at the time of the award.

     The vesting conditions to which an award of Restricted Stock is subject may be stated in the alternative, such that satisfaction of one or more of such conditions will be sufficient to cause the vesting of the shares of Restricted Stock, or cumulatively such that vesting will not occur unless and until all of such conditions is satisfied, or in any combination of the two. Vesting conditions may also be stated in such a manner that vesting of a designated portion of the shares awarded will occur on satisfaction of one or more specified conditions, whereas satisfaction of additional or different conditions is required for the vesting of another specified portion or portions of the shares. For example, an award may provide for the vesting of an award in stages upon satisfaction of conditions relating to specified numbers of years of Service and/or levels of performance.

     Unless otherwise specifically determined by the Committee, the vesting conditions applicable to an award of Restricted Stock shall be stated in such a manner that vesting of any shares of Restricted Stock shall occur, if at all, as of one or more Valuation Dates.

          7.3 Restricted Stock Agreements. All awards of Restricted Stock shall be confirmed by and subject to the terms of an agreement (a "Restricted Stock Agreement"), executed by the Company and the Holder. Each Restricted Stock Agreement shall set forth (1) the number of shares of Restricted Stock awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.

          No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as "transfer"), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.

          7.4 Transfer Restrictions; Escrow of Restricted Stock. Unless and until the vesting conditions prescribed by the Committee for such shares have been satisfied, a Holder may not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, or otherwise dispose of, either voluntarily or by operation of law (any such action being hereinafter referred to as a "transfer") any shares of Restricted Stock, or any interest therein, other than by Will or the laws of descent and distribution on death of the Holder, and any attempt to make such a transfer shall be null and void. Pending satisfaction of the vesting conditions with respect thereto, the certificates representing shares of Restricted Stock awarded under the Plan shall be held in escrow by the Company, and as a condition of any award of Restricted Stock, the Holder shall deliver to the Company one or more undated stock powers with respect thereto to be used by the Company in the event any such shares are forfeited to the Company pursuant to the terms of the Plan or the Restricted Stock Agreement. As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 12.6, the Company will cause a certificate or certificates for such shares to be delivered to the Holder or in the event of death to the Holder's personal representative. Following satisfaction of the vesting conditions and delivery of stock certificates to the Holder, shares of Stock acquired pursuant to the Plan will remain subject to the transfer restrictions provided in Section 8.

          7.5 Custody and Payment of Distributions on Restricted Stock. Unless and until the vesting conditions with respect to such shares have been satisfied, any dividends or other distributions paid with respect to shares of Restricted Stock, whether in cash, securities or other property, and any cash, securities or other property into which shares of Restricted Stock may be converted or exchanged by reason of any reorganization, reclassification, recapitalization, stock split or combination of shares, merger, consolidation or other change affecting the Company or such shares (collectively "Distributions"), shall be paid to and held in escrow by the Company subject to the same vesting conditions as the shares of Restricted Stock to which they relate. As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 12.6, the Company will cause any Distributions held by the Company with respect to such shares to be paid or delivered to the Holder or in the event of death to the Holder's personal representative. Notwithstanding the foregoing, if and to the extent that the Committee shall so determine and specifically provide in the Restricted Stock Agreement, cash dividends payable from the earnings of the Company may be paid directly to the Holder, without restrictions, prior to the satisfaction of the vesting conditions.

          7.6 Shareholder Status of Holders Of Restricted Stock. As of the date of any award of Restricted Stock, and unless and until the shares of Restricted Stock awarded are forfeited to the Company pursuant to the provisions of the Plan or the Restricted Stock Agreement, the Holder shall be considered for all purposes to be the beneficial and record owner of the shares of Restricted Stock awarded to the Holder and to have all rights of a shareholder with respect to such shares, subject only to the restrictions and other terms and conditions of the award as specified in the Plan or in the Restricted Stock Agreement.

          7.7 Termination of Service of Holders of Restricted Stock. Unless the Committee, in its discretion, shall otherwise determine and the Restricted Stock Agreement shall so provide:

               (i) If the Service of a Holder who is disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Holder") is voluntarily terminated with the consent of the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of such termination of Service;

               (ii) Upon death of a Holder during Service to the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of death of the Holder; and

               (iii) If the Service of a Holder terminates for any reason other than voluntary termination of a Disabled Holder with the consent of the Company or death, all shares of Restricted Stock held by the Holder as to which the vesting conditions have not been satisfied as of the time of such termination of employment shall be automatically be deemed forfeited to the Company, without consideration or further action being required of the Company.

          Whether a Holder is a Disabled Holder shall be determined in each case, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive.

          7.8 Forfeiture of Restricted Stock; Determinations by the Committee. Except as otherwise specifically provided in the Plan or the Restricted Stock Agreement, in the event that any of the vesting conditions applicable to shares of Restricted Stock shall not be satisfied, the shares of Restricted Stock to which such conditions relates, and any Distributions held by the Company with respect thereto, shall automatically be deemed to have been forfeited to the Company, without consideration or further action being required of the Company. In the event that the nature of a vesting condition is such that the determination as to its satisfaction or nonsatisfaction cannot be made until a later date, such as in the case of an earnings test for a specified accounting period, the shares subject to such condition shall continue to be held in escrow by the Company pending final determination as to the satisfaction of the condition, but the earning or forfeiture of the shares and related Distributions shall be deemed to have occurred as of the date of satisfaction or nonsatisfaction of the final vesting condition related to such shares. Any question or dispute which may arise as to the satisfaction or nonsatisfaction of any vesting condition shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive upon the Company, the Holder and all persons claiming through the Holder.


          7.9 Valuation of the Restricted Stock

     (a) As used for this Section 7 of the Plan, the following terms shall have the following definitions:

          (i) "Current Value" as of any date shall mean the Fair Market Value of a share of Stock as of the most recent Valuation Date for which a determination of Fair Market Value pursuant to 1.2(k) has been made by the Committee on or before such date, as adjusted for any stock splits, stock dividends, recapitalizations, reclassifications or other changes in the Stock occurring since such Valuation Date.

          (ii) "Valuation Date" shall mean (1) the date of the first award of Restricted Stock under the Plan, (2) thereafter, for so long as any shares of Stock shall remain subject to restrictions under Section 7 or Section 8 hereof, the last day of each fiscal year of the Company and (3) such other date or dates, if any, as the Committee may, in its discretion, determine.

          (b) On or before the first Valuation Date, and for each Valuation Date thereafter (1) if such Valuation Date is the last day of the Company's fiscal year, not later than 30 days after the date the report of the Company's independent accountants with respect to the Company's financial statements for such fiscal year (the "Audit Report") is furnished to the Board, or (2) in the case of any other Valuation Date, not later than 30 days such Valuation Date, the Committee shall determine the Fair Market Value of the Stock as of such Valuation Date. Within 10 days following its determination of Fair Market Value as of any Valuation Date, the Committee call cause notice thereof to be furnished to each Holder. In the absence of manifest error, any determination of Fair Market Value made pursuant to this Section 7.9 shall, for all purposes of the Plan, be final, binding and conclusive on the Company, on each Holder, and on any heirs, legatees, personal representatives or any other person claiming through any Holder.

                            III. GENERAL RESTRICTIONS


Section 8.        General Restrictions Applicable to Grants Under The Plan

          8.1 Securities Law Restrictions. No shares of Stock shall be issued under the Plan, and no certificates for such shares shall be delivered to any Holder, unless the Company shall be satisfied (and if requested by the Company, unless it has received an opinion of counsel selected by the Company to such effect) that the issuance or delivery of the shares will not cause the Company to violate the Securities Act, any applicable state or foreign securities law or any applicable rules or regulations under the Securities Act or under any such state or foreign securities law. The Company is under no obligation to register any shares of Stock issuable under the Plan, or take any other action, under the Securities Act or under any state or foreign securities law in connection with any award of Stock Options or Restricted Stock or to prepare any disclosure document for distribution to Holders under the Securities Act or any state or foreign securities law in connection with any such award. As a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or upon satisfaction of the vesting conditions with respect thereto, the person entitled to such shares may be required to represent, warrant and agree (i) that the shares are being acquired for the account of such person for investment and not with a view to the resale or other distribution thereof and (ii) that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations. The certificate or certificates representing the shares to be issued or delivered upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto may bear a legend to this effect and other legends required by any applicable securities laws, and if the Company should at some time engage the services of a stock transfer agent, appropriate stop-transfer instructions may be issued to the stock transfer agent with respect to such shares. In addition, also as a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto, the person entitled to the shares may be required to make certain other representations and warranties and to provide certain other information to enable counsel for the Company to render an opinion under the first sentence of this Section 8.1.

          Subject to the foregoing provisions of this Section 8 and the other provisions of the Plan, any award of Stock Options or Restricted Stock granted under the Plan may be made subject to such other restrictions and such other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the Stock Option or Restricted Stock Agreement or an amendment thereto

          8.2 Continuing Transfer Restrictions After the satisfaction of the vesting conditions with respect thereto, all shares of Stock acquired pursuant to an award of Stock Options or Restricted Stock under the Plan shall remain subject to the following continuing restrictions on transfer:

          (a) No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as "transfer"), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.

          (b) A Holder shall not transfer any shares of Stock acquired pursuant to the Plan without first offering to sell such shares to the Company at a price equal to the Current Value of the shares, determined as provided in
     Section 7.9, as of the date of the offer under the following procedure (and, in the case of a proposed transfer upon the death of the Holder, the procedure specified in Section 8.2(c) hereof):

               (i) Each Holder who desires to transfer any shares of Stock acquired pursuant to the Plan shall make the offer required by this
          Section 8.2(b) by giving written notice by certified mail to the Company to the attention of its President at its principal executive offices. Such written notice shall specify the number of shares of Stock offered, the person or persons to whom the Holder will transfer the shares of Stock offered if the Company does not accept the Holder's offer and the price and form of consideration for which such shares will be transferred. For purposes of this Section 8.2(b) the date of an offer shall be the date on which the written notice pursuant to this paragraph (i) is postmarked;

               (ii) The offer of a Holder pursuant to paragraph (i) may be accepted by the Company as to all or any portion of the shares offered by written notice of acceptance given to the Holder by certified mail within 30 days after the date of the offer. The date such notice is postmarked shall be deemed the date of acceptance hereunder. All purchases of Stock pursuant to this Section 8.2(b) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder, but not later than 30 days following the date of such written notice. At such date, time and place, and upon receipt of the purchase price, the Holder shall assign, transfer and deliver the certificates for the purchased Stock to the Company, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the Stock to the Company; and

               (iii) If the Company does not accept the Holder's offer as to any shares within the required period or if the Company accepts the offer and, through the fault of the Company alone, the Company fails to consummate the purchase of any shares as required by paragraph (ii), the Holder may thereafter transfer the shares not accepted or purchased by the Company to the person or persons specified in the written notice given to the Company pursuant to paragraph (i) at the price and on the terms specified in such notice, but only to such persons and only at such price and on such terms and only if the Holder transfers such shares within 90 days after (a) the expiration of the 30 day period during which the Company may accept the Holder's offer or (b) the expiration of the 30-day period during which the Company may consummate the purchase of the shares, as the case may be. The Holder may not thereafter transfer any shares of Stock acquired under the Plan without again complying with the provisions of this
          Section 8. The Holder may not transfer any shares of the Stock to any person or persons pursuant to this paragraph (iii) unless the Holder delivers to the Company a legal opinion in form and substance reasonably satisfactory to the Company that such transfer will not constitute a violation of any applicable Federal or state securities laws. The restrictions of this Section 8 also shall apply to any transferee of the Holder who acquires shares of Stock pursuant to this
          Section 8.2(b), and the transferee shall execute a written agreement with the Company agreeing to such restrictions.

          (c) If the Service of a Holder with the Company terminates for any reason other than death, retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder (including without limitation the resignation of the Holder or the termination of the Holder's employment by the Company with or without cause) or if a Holder dies subsequent to any such termination of Service, all shares of Stock held by the Holder which were acquired pursuant to the Plan shall be deemed to have been offered for sale to the Company as of the date of such termination of Service or the date of death, as the case may be, at a price equal to the Current Value of the shares, determined as provided in Section 7.9, as of such date. If the Company elects to purchase any or all of the shares of Stock deemed offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder's Service with the Company or the date the chief executive officer of the Company learns of the Holder's death, as the case may be, that the Company accepts the deemed offer and the number of such shares that the Company elects to purchase. If the Company accepts the deemed offer in whole or in part, the purchase of the shares of Stock pursuant to this Section 8.2(c) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice. Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company. If the Company decides not to accept the deemed offer in whole or in part, the Company shall so notify the Holder (or the personal representative of the Holder). Section 8.2(a), 8.2(b) and 8.2(c) shall continue to apply to the Holder (or the Holder's personal representative, subject to Section 8.2(e)).

          (d) If the Service of a Holder with the Company terminates by reason of retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder, the Holder may, within 30 days following such termination, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in
     Section 7.9, on the date of such termination of employment. If the Service of a Holder with the Company terminates by reason of death or the Holder dies following a termination of Service described in the preceding sentence, the Holder's personal representative may, within one year following the date of the Holder's death, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in Section 7.9, on the date of death of the Holder. The Company shall accept any offer made under this Section 8.2(d) to the extent Company is legally permitted to acquire the shares of its Stock offered for purchase, except that if offer is made by a Holder (or his or her personal representative) who owns more than five percent (5%) of the total number of shares of the Common Stock of the Company (a "Five Percent Holder"), the Company shall have the right, but shall not be required, to accept the offer. If the Company will acquire the shares of the Stock offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder's Service with the Company or the date the chief executive officer of the Company learns of the Holder's death, as the case may be, that the Company accepts the offer. If the Company accepts the offer, the purchase of the shares of Stock pursuant to this Section 8.2(d) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice. Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company. If the Company is not legally permitted to acquire all of the shares offered or the Company decides not to accept the offer from a Five Percent Holder, the Company shall so notify the Holder (or the personal representative of the Holder). Section 8.2(a), 8.2(b) and 8.2(d) shall continue to apply to the Holder (or the Holder's personal representative, subject to Section 8.2(e)).

          (e) In the event of (1) the death of any Holder and the non-exercise by the Company of the purchase rights granted in Section 8.2(c) or 8.2(d),
     (2) the death of a Holder described in Section 8.2(d) and the failure of the Holder's personal representative to offer the Holder's shares to the Company or (c) the Company's failure following exercise of such purchase rights, through the fault of the Company alone, to consummate the purchase of its Stock, any devisee, legatee or heir of such Holder (including any trustee) shall be entitled to receive the Stock of the Holder subject to the Plan, but any such recipient shall be subject to the transfer restrictions of Sections 8.2(a) and 8.2(b) and, in the event of such recipient's death, Section 8.2(c) and this Section 8.2(e), as if such recipient were the "Holder" (with any reference to Service of the Holder meaning Service of the original Holder hereunder). The devisee, legatee or heir of such Holder (including any trustee) who receives the Stock shall execute a written agreement with the Company agreeing to such restrictions.

          (f) Each certificate representing shares of Stock issued pursuant to the Plan shall have noted on the face of such certificate legends in substantially the following forms and such other legends as the Company may deem necessary or appropriate to assure compliance with the requirements of applicable federal or state securities laws:

               Notice is hereby given that the shares of stock represented by this certificate are held subject to, and may not be sold, transferred, assigned, pledged, gifted or otherwise disposed of except in accordance with, the terms, conditions and restrictions set forth in the 2004 Stock Option Plan of YTB International, Inc. (the "Plan"), a copy of which is on file at the office of YTB International, Inc. No such transaction shall be recognized as valid or effective unless there shall have been compliance with the terms and conditions of the Plan. By acceptance of this certificate, the holder (i) represents and warrants that the shares of stock represented hereby are being acquired for investment for the account of the holder and not with a view to the resale or other distribution thereof and (ii) acknowledges that violation of the provisions of the Plan is not adequately compensable by monetary damages and that, in addition to other relief, the terms thereof may be specifically enforced in an action for injunctive relief.

               In addition, the shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state or foreign securities law (the "Acts") and may not be transferred by the holder except (1) pursuant to a Registration Statement or other appropriate registration effective under the Acts, or (2) pursuant to an exemption from the registration requirements of the Acts and the delivery of a legal opinion satisfactory to counsel for YTB International, Inc. that registration is not required.

     The restrictions on transfer contained in this Section 8, and the rights and obligations of the Company to purchase shares of Stock under this Section 8, shall expire on such date, if any, as the Company shall become subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, provided, however, that such expiration shall not affect the rights or obligations of the Company with respect to any offer to purchase accepted by the Company prior to such date. The expiration of the restrictions contained in this Section 8 shall not affect the restrictions to which a holder of shares of Stock acquired under the Plan may be subject under the Securities Act, any state or foreign securities law or other applicable law or the right of the Company to require, as a condition to any transfer of its Stock, an opinion of legal counsel satisfactory to the Company as to whether any proposed transfer is in compliance with the registration or other requirements of such laws.

IV.      MISCELLANEOUS


Section 9.        Adjustment and Substitution of Shares

     If a dividend or other distribution shall be declared upon the Stock, payable in shares of the Stock, the number of shares of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan shall be adjusted by adding thereto the number of shares of Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Stock shall be converted into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation or entity, whether through reorganization, reclassification, recapitalization, stock split, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Stock shall be so converted or for which each such share shall be exchangeable.

In the event of any such stock dividend or distribution, conversion or exchange affecting the Stock (1) shares of Stock previously issued under the Plan shall be treated in the same manner as other outstanding shares of Stock and, in the case of shares of Stock Options or Restricted Stock which remain subject to vesting conditions, shall continue to be subject to the provisions of Section 7(i) of the Plan for Restricted Stock and the provisions of the vesting schedules for Stock Options and (2) unless otherwise determined by the Committee, any securities of the Company or of another corporation or entity distributed with respect to shares of Stock acquired under the Plan, or into which shares of Stock acquired under the Plan shall be converted or for which such shares of Stock shall be exchanged shall be subject to the provisions of
Section 8 of the Plan in the same manner as the shares of Stock with respect to which they were distributed or received.

Section 10.       Amendment and Termination.

     The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

Section 11.       Term of Plan.

     11.1 Effective Date. The Plan shall be effective as of December 8, 2004 ("Effective Date"). Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

     11.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section 12.       General Provisions.

     12.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

     12.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     12.3 Employees.

          (l) Engaging in Competition With the Company. In the event an employee Holder violates a Policy or Agreement of the Company or a subsidiary pertaining to non-competition, solicitation and/or confidentiality, the Committee, in its sole discretion may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's violation of the Company's Policy or Agreements.

          (m) Termination for Cause. The Committee may, in the event an employee is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (n) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     12.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     12.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     12.6 Withholding Taxes. Not later than the date as of which an amount first becomes includable in the gross income of the Holder for Federal income tax purposes with respect to any Option or award of Restricted Stock under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements satisfactory to the Company and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     12.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

     12.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan no or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     12.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

     12.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

     12.11 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options), Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

     12.12 Non-Registered Stock. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange or inter-dealer quotation system.